[PICTURE APPEARS HERE]                                             JUNE 30, 1998


                                                                EVERGREEN SELECT

                                 EQUITY FUNDS
                                 ------------
                                                                   ANNUAL REPORT



                                          [LOGO OF APPEARS EVERGREEN FUNDS HERE]

--------------------------------------------------------------------------------
                               Table of Contents
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
LETTER TO SHAREHOLDERS.................................................     1
EVERGREEN SELECT BALANCED FUND
Fund at a Glance.......................................................     2
Portfolio Manager Commentary...........................................     3
EVERGREEN SELECT COMMON STOCK FUND
Fund at a Glance.......................................................     5
Portfolio Manager Commentary...........................................     6
EVERGREEN SELECT DIVERSIFIED VALUE FUND..
Fund at a Glance.......................................................     8
Portfolio Manager Commentary...........................................     9
EVERGREEN SELECT EQUITY INCOME FUND
Fund at a Glance.......................................................    11
Portfolio Manager Commentary...........................................    12
EVERGREEN SELECT LARGE CAP BLEND FUND
Fund at a Glance.......................................................    14
Portfolio Manager Commentary...........................................    15
EVERGREEN SELECT SMALL CAP GROWTH FUND
Fund at a Glance.......................................................    17
Portfolio Manager Commentary...........................................    18
EVERGREEN SELECT SMALL COMPANY VALUE FUND
Fund at a Glance.......................................................    22
Portfolio Manager Commentary...........................................    23
EVERGREEN SELECT SOCIAL PRINCIPLES FUND
Fund at a Glance.......................................................    27
Portfolio Manager Commentary...........................................    28
EVERGREEN SELECT STRATEGIC GROWTH FUND
Fund at a Glance.......................................................    30
Portfolio Manager Commentary...........................................    31
EVERGREEN SELECT STRATEGIC VALUE FUND
Fund at a Glance.......................................................    33
Portfolio Manager Commentary...........................................    34
FINANCIAL HIGHLIGHTS
Evergreen Select Balanced Fund.........................................    36
Evergreen Select Common Stock Fund.....................................    37
Evergreen Select Diversified Value Fund................................    38
Evergreen Select Equity Income Fund....................................    39
Evergreen Select Large Cap Blend Fund..................................    40
Evergreen Select Small Cap Growth Fund.................................    41
Evergreen Select Small Company Value Fund..............................    42
Evergreen Select Social Principles Fund................................    43
Evergreen Select Strategic Growth Fund.................................    44
Evergreen Select Strategic Value Fund..................................    45
SCHEDULES OF INVESTMENTS
Evergreen Select Balanced Fund.........................................    46
Evergreen Select Common Stock Fund.....................................    48
Evergreen Select Diversified Value Fund................................    50
Evergreen Select Equity Income Fund....................................    52
Evergreen Select Large Cap Blend Fund..................................    54
Evergreen Select Small Cap Growth Fund.................................    56
Evergreen Select Small Company Value Fund..............................    58
Evergreen Select Social Principles Fund................................    60
Evergreen Select Strategic Growth Fund.................................    62
Evergreen Select Strategic Value Fund..................................    64
STATEMENTS OF ASSETS AND LIABILITIES...................................    66
STATEMENTS OF OPERATIONS...............................................    68
STATEMENTS OF CHANGES IN NET ASSETS....................................    71
COMBINED NOTES TO FINANCIAL STATEMENTS.................................    74
INDEPENDENT AUDITORS' REPORT...........................................    84
ADDITIONAL INFORMATION (UNAUDITED).....................................    85

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                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $52 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                --------------------------------------------------------------
  MUTUAL FUNDS: ARE NOT FDIC INSURED  MAY LOSE VALUE . ARE NOT BANK GUARANTEED
                --------------------------------------------------------------

                          Evergreen Distributor, Inc.

                            Letter to Shareholders
                            ----------------------

                                  August 1998



Dear Shareholders:


The fiscal year that ended on June 30, 1998, was an excellent period for U.S. stock investing, particularly for those portfolios that focused on the largest of the large-cap stocks.

[PHOTO OF WILLIAM M. ENNIS]

A healthy, but not overheated, domestic economy, declining rates and virtually invisible inflation all combined to create a benign economic backdrop for equity investors. Corporate earnings continued to increase, propelled by an optimistic consumer and the continued trend for companies to help grow their earnings by cutting costs and improving productivity.

[PHOTO OF DAVID C FRANCIS]

The principal dark cloud on the horizon resulted from the pressure created by the deepening economic and currency crisis in Asia. The first effects in the United States were, if anything, benign. The problems in Asia were perceived as helping to slow the strong growth in the U.S. economy, while helping to control inflation and keep interest rates low. The Asian influence, however, also has contributed to a slowdown in the growth in U.S. manufacturing sectors. Technology and capital goods companies dependent on sales to Asia have begun to experience earnings disappointments.

Following the pattern of the past three years, the largest U.S. companies seemed to be the most resilient to any uncertainty and doubts in the market. The S&P 500 Composite Index, for example, had a 30.15% return for the 12 months, including a 17.71% return in the first six months of 1998. The largest 50 companies in the S&P 500 had even greater performance, outperforming the overall index by almost 600 basis points in the past six months alone.

Meanwhile, the small-cap and mid-cap sectors lagged noticeably in performance, even if many smaller companies offered more attractive earnings growth. The small-cap Russell 2000 Index, for example, had a 12-month return of 16.51%, and just a 4.93% return during the first six months of 1998.

One of the results of this trend, which has been compounding for three years, has been historically high valuations in the large-cap area. Indeed, on June 30, 1998, S&P 500 stocks were trading at a price/earnings ratio of 26 times 1998 earnings, compared to the long-term historical average of about 15 times earnings.

Given this recent outperformance, the relative valuations of the small- and mid-cap sectors look increasingly compelling to many consultants, especially considering the very impressive growth rates in many industries not overly reliant on Asia. The other side of this argument, however, is that the small- and mid-cap sectors historically also have suffered greater volatility in market downturns. At this writing, market concerns about the effects of the Asian crisis were increasing, with analysts taking particularly sharp looks at new earnings announcements.

Within this environment, the 10 different portfolios of the Evergreen Select Equity Funds have pursued their distinct strategies to take advantage of different investment opportunities and to respond to different investor risk control needs. In the following pages, we present specific reports for the 10 portfolios for the fiscal year ended on June 30. At Evergreen Funds, we provide the Select Funds to give institutional investors the opportunity to choose among a range of investment alternatives, each with its distinct objectives and risk parameters.

Thank you for your continued investment in Evergreen Select Funds.

Sincerely,



/s/ William M. Ennis
William M. Ennis
Managing Director
Evergreen Funds


/s/ Davis C. Francis
David C. Francis, C.F.A.
Managing Director
Chief Investment Officer
First Capital Group

-------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Balanced Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of June 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  PHILOSOPHY

The Evergreen Select Balanced Fund uses a systematic and disciplined investment approach which provides exposure to both the equity and fixed income markets. The basis of this approach is founded in the belief that stocks offer the greatest long-term growth opportunities while bonds provide income and less risk to principal.

                                    PROCESS

The Fund employs a blended approach to equity investing, utilizing companies with both value and growth-oriented characteristics. Within the fixed income component, portfolio performance is enhanced while seeking to control risk by managing duration, sector allocation and security selection.

                                   BENCHMARK

          S & P 500 and the Lehman Brothers
          Government/Corporate Bond Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                                   Class I  Class IS
Average Annual Returns
1 year                                              18.93%  18.88%
5 years                                             13.75%  13.73%
Since Inception                                     13.29%  13.26
Fiscal YTD income dividends per share               $0.16   $0.08

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                 Date     S&P 500         LB Gov't/Corp      Class I
                3/1/91    $10,000          $10,000          $ 9,675
               6/31/91      9,977           10,151           10,070
               6/30/92     11,315           11,589           11,500
               6/30/93     12,857           13,113           12,981
               6/30/94     13,038           12,921           13,228
               6/30/95     16,438           14,570           15,303
               6/30/96     20,711           15,249           17,525
               6/30/97     27,898           16,430           20,787
               6/30/98     36,312           18,274           24,722


Comparison of change in value of a $10,000 investment in Evergreen Select Balanced Fund, Class I, the S & P 500 Index, and the Lehman Brothers Government / Corporate Bond Index.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor fund, Evergreen Balanced Fund Class Y, for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor fund was April 1, 1991. Performance for the predecessor fund has been adjusted to include the effect of estimated expenses based upon the Select Balanced Fund expense ratios as stated in the Fund's current prospectus. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to April 9, 1998 (commencement of Class IS operations), adjusted for differences between class expenses. Returns of Class I and IS since their respective commencement of class operations were 7.76% and 1.23%, respectively. Index returns do not reflect expenses, which have been deducted from the Fund's return.

-------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Balanced Fund
-------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY


PORTFOLIO MANAGEMENT TEAM

[PHOTO OF DEAN HAWES]                      [PHOTO OF ROLLIN C. WILLIAMS]

PERFORMANCE AND PORTFOLIO COMPOSITION

For the fiscal year ended June 30, 1998, the Evergreen Select Balanced Fund Class I shares' 18.9% total return lagged the 30.2% return of the S&P 500 Index but outperformed the 11.3% return of the Lehman Brothers Government/Corporate Bond Index. The Fund's performance outpaced the 17.6% average return of the 373 Balanced funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitoring company.

During the second half of the fiscal year, as valuation levels in the equity market soared to all-time highs, the Fund's equity exposure was modestly reduced while the fixed-income weighting was increased. As of June 30, the Fund was comprised of 56.3% equities, 43.5% fixed income investments, with the remainder in cash.

                           Portfolio Characteristics

Total Net Assets           $724,065,088
Number of Issues                     91
P/E Ratio                          28.4x
Beta                               1.01

EQUITY EXPOSURE

As the period progressed and expectations for slower economic growth surfaced, we modified our strategy to focus on industry-dominant companies able to generate visible and predictable earnings growth. As the economy and consumer spending slow, we believe these companies will be best equipped to withstand a temporary weakening in demand and have the resources to maintain market share as well as earnings stability. The portfolio's top three equity holdings as of June 30, Microsoft, General Electric and Johnson & Johnson, are representative of our "bigger is better" strategy.

From a sector standpoint, technology and healthcare remain our current focus. The secular trend underlying technology stocks bodes well for future growth as companies continue to rely on computers and software to increase efficiency and cut costs. For the final three months of the fiscal period, the three best performing stocks were all technology issues; Cisco Systems, Sanmina Corp. and Microsoft posted price-only returns of 32%, 21% and 18%, respectively.

The outlook for the healthcare sector also remains favorable as a result of positive demographic trends, good cost controls and the FDA's increased efficiency in the new drug approval process. At 10.1%, this sector is buoyed by companies such as Bristol-Myers, HEALTHSOUTH and Pfizer, Inc.

-------------------------------------------------------------------------------
                                   EVERGREEN
                             Select Balanced Fund
--------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY


                           Top 5 Industries - Equity

                        (as a percentage of net assets)

Healthcare Products & Services      10.1%
Banks                                6.7%
Information Services & Technology    5.8%
Finance & Insurance                  4.1%
Consumer Products & Services         4.0%


                            Top 10 Equity Holdings

                         (as a percentage of net assets)

Microsof Corp.             2.3%
General Electric Co.       1.6%
Johnson & Johnson          1.6%
HBO & Co.                  1.6%
Cisco Systems, Inc.        1.5%
Procter & Gamble Co.       1.5%
Allstate Corp.             1.5%
Tyco International Ltd.    1.5%
Bristol-Myers Squibb Co.   1.5%
Coca Cola Co.              1.5%


FIXED INCOME ALLOCATION

During the final three months of the fiscal year, the Fund's fixed-income weighting increased to nearly 44%. Our fixed-income exposure has helped performance due to a duration stance that remained longer than our benchmark for most of the period, a strategy which was successful as interest rates declined. As of June 30, 1998, the Fund's duration was 5.8 years versus 5.4 years for the Lehman Brothers Government/Corporate Bond Index. In keeping with our philosophy of being a low turnover fund, trades were undertaken primarily in Treasuries during the period to either shift duration or finely tune the duration process.

                           Top 5 Industries - Bond

                        (as a percentage of net assets)

Treasury Notes & Bonds                     31.2%
Finance & Insurance                         3.8%
Banks                                       1.7%
U.S. Government Agency Obligations          1.2%
Industrial Specialty Products & Services    1.1%


                              Top 5 Bond Holdings

                        (as a percentage of net assets)

U.S. Treasury Notes        15.6%
U.S. Treasury Bonds        15.6%
GNMA                        1.2%
NationsBank Corp.           1.1%
Loews Corp.                 1.1%


MARKET OUTLOOK

Although long-term market fundamentals remain favorable and support lower interest rates, many troubled foreign economies are showing signs of worsening and could negatively impact U.S. financial markets. As a positive side effect, however, softer foreign economies and declining import prices would likely reward investors with low inflation and stable interest rates.

Despite any short-term volatility, our long-term outlook remains very favorable as an increasingly competitive global economy and low worldwide inflation bode well for both the U.S. equity and fixed income markets. Within our fixed-income weighting, we expect to maintain a duration longer than that of our benchmark in the coming months to capitalize on steady-to-declining interest rates. From an equity perspective, we will continue to emphasize sectors currently enjoying positive trends as well as companies that demonstrate the ability to meet and exceed earnings expectations.

-------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Common Stock Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of June 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  PHILOSOPHY

Evergreen Select Common Stock Fund utilizes a diversified style of equity management which capitalizes on opportunities in both value- and growth-oriented stocks. In serving the investment needs of individual investors, the Fund remains sensitive to tax Implications.

                                    PROCESS

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The Fund is managed using a team approach; investment managers locate attractive holdings using a unique blend of quantitative and traditional fundamental analysis skills.

                                   BENCHMARK

                                 S & P 500 Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                                   Class I  Class IS
Average Annual Returns
1 year                                              24.37%    24.16%
5 years                                             18.98%    18.71%
10 years                                            15.28%    15.00%
Since Inception                                     16.16%    15.87%
Fiscal YTD income dividends per share               $0.51     $0.31

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------


                Date       S&P 500       Class I

               6/30/88     $10,000       $10,000
               6/30/89      12,055        11,267
               6/30/90      14,042        13,404
               6/30/91      15,081        13,998
               6/30/92      17,104        15,609
               6/30/93      19,435        17,376
               6/30/94      19,708        16,610
               6/30/95      24,846        20,336
               6/30/96      31,306        25,466
               6/30/97      42,169        33,318
               6/30/98      54,888        41,437

Comparison of change in value of a $10,000 investment in Evergreen Select Common Stock Fund, Class I, and the S&P 500 Index.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was December 31, 1981. Performance for the common trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratios as stated in the Fund's current prospectus. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to February 4, 1998 (commencement of Class IS operations), adjusted for differences between class expenses. Returns of Class I and IS since their respective commencement of class operations were 12.23% and 9.27%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           Select Common Stock Fund
--------------------------------------------------------------------------------
                          PORTFOLIO MANAGER COMMENTARY

PORTFOLIO MANAGEMENT TEAM

The Fund is managed by Mark C. Sipe and Hanspeter Giger who have over 31 years of combined investment experience. Their disciplined approach assures consistency of results and superior service.

[PHOTO OF MARK C. SIPE]                 [PHOTO OF HANSPETER GIGER]


MARKET UPDATE AND FUND PERFORMANCE

The stock market's resilience over the past 12 months has been matched only by its steadfast narrowness. Replaying, yet again, the record of the prior three years, a select number of very large capitalization stocks accounted for most of the market's first half advance: the ten largest stocks in the S&P 500 rose 31.7%, while the equally weighted average of all 500 stocks rose just 8.6%; amazingly, nearly a third actually declined.

Against this backdrop, the Evergreen Select Common Stock Fund Class I shares' 24.4% 12-month return, as of June 30, 1998, trailed the 30.2% return for the S&P 500 Index. The Fund outperformed the 15.2% average return, of all equity mutual funds tracked by Lipper Analytical Services, Inc. a mutual fund performance monitoring company.

                Portfolio
             Characteristics
            -----------------

Total Net Assets             $1,970,659,937
Number of Issues                        118
P/E Ratio                             26.7x
Beta                                    1.0


VICTIMS OF THE ASIAN CRISIS

The stock market's seemingly split personality disorder is clearly reflected in disparate performance between various sectors of the market so far this year. After leading the market in the first quarter, industrial cyclicals such as paper, chemical and machinery stocks rolled over from a relapse of Asian fears.

Another major casualty of the Asian fallout, energy, appears to offer tremendous long-term opportunity. Similar to the experience in other sectors, however, those segments that appear to present the best fundamentals or opportunity for improvement have tended to be laggards relative to the larger names. For example, large cap stocks such as Texaco held up well versus smaller names such as Diamond Offshore and R&B Falcon. Despite weak oil prices and negative near-term sentiment, for the long haul we continue to find the best values in some drillers such as the latter two stocks above, refiners such as Tosco, and exploration and production companies such as Anadarko Petroleum. This is due to a combination of valuation, restructuring opportunities, management strengths, and/or industry positioning.

--------------------------------------------------------------------------------
                              E V E R G R E E N
                           Select Common Stock Fund
--------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY

             TOP 5 INDUSTRIES
             ----------------
     (as a percentage of net assets)

Information Services & Technology    12.2%
Healthcare Products & Services       11.1%
Banks                                10.2%
Oil/Energy                            8.5%
Food & Beverage Products              7.4%


AREAS OF STRENGTH

On the other hand, the better performing sectors, primarily those more closely linked to the domestic consumer, surged ahead. The share prices of stocks related to retailing, autos, and housing all echoed the enthusiasm in reaching a 30-year high in consumer confidence. In the Fund, names such as Black & Decker, Dayton Hudson and Sears led the group's performance.

Another strong segment, but more tied to technology than to the consumer, was telecommunications, where strong performances by LCI International, prior to its takeover by Qwest Communications, and Century Telephone, contributed to the overall Fund's returns. And all along, the health care and technology sectors or more precisely the very large stocks in those sectors charged ahead; 25% or more during the past twelve months alone.


               TOP 10 HOLDINGS
               ---------------
       (as a percentage of net assets)


General Electric Co.                      2.3%
Ford Motor Co.                            2.2%
CiscoSystems, Inc.                        1.8%
International Business Machines Corp.     1.7%
Du Pont (E.I.) De Nemours & Co.           1.7%
Coca Cola Co. (The)                       1.7%
GTE Corp.                                 1.6%
Smith Kline Beecham Plc, ADR              1.6%
Texaco, Inc.                              1.6%
Chase Manhattan Corp.                     1.6%


PERFORMANCE EVALUATION

It is this last distinction that is perhaps most important in dissecting the performance of the Evergreen Select Common Stock Fund this year. While the Fund's comparatively modest sector "bets" versus the S&P 500 netted out to have a slight positive impact, it was participation in stocks beyond the very largest within primarily the technology and healthcare sectors that accounted for much of the Fund's underperformance relative to the S&P 500. Forays into smaller stocks such as MedPartners, Varian Associates and Adaptec diminished the positive contributions from participation in larger stocks such as Schering-Plough, Abbott Labs, Dell Computer and Microsoft. While the current drag by some of these smaller positions is disappointing, we believe many still represent uncommon values relative to their strong fundamental outlooks and represent the best potential for strong comparative returns in subsequent periods.

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Select Diversified Value Fund
--------------------------------------------------------------------------------
                     FUND AT A GLANCE AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  PHILOSOPHY

The Evergreen Select Diversified Value fund is a core fund with an emphasis on traditional value, utilizing fundamental analysis to determine if a stock is selling at a reasonable valuation level. The Fund seeks to capture the best opportunities in a value universe by emphasizing securities with perceived intrinsic value above current market levels due to temporary or anticipated problems.

                                    PROCESS

Primarily, the Fund invests in undervalued companies using a "bottom-up" approach that concentrates on analyzing security fundamentals rather than broad economic forecasts. The Diversified Value team strives to produce a portfolio that best controls risk and balances a risk/reward relationship.

                                   BENCHMARK


                                S & P 500 Index

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                      Class I   Class IS
AVERAGE ANNUAL RETURNS

1 year                                 21.44%    21.66%
5 years                                18.36%    18.64%
Since Inception                        17.57%    17.86%
FISCAL YTD INCOME DIVIDENDS PER SHARE  $0.14     $0.05

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                Date        S&P 500       Class I
               12/1/90     $10,000       $10,000
               6/30/91      11,426        11,648
               6/30/92      12,959        12,925
               6/30/93      14,725        14,482
               6/30/94      14,932        15,044
               6/30/95      18,825        18,322
               6/30/96      23,720        21,701
               6/30/97      31,951        27,701
               6/30/98      41,857        33,640


Comparison of change in value of a $10,000 investment in Evergreen Select Diversified Value Fund, Class I, and the S&P 500 Index.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor fund, Evergreen Value Fund Class Y, for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor fund was January 3, 1991. Performance for the predecessor fund has been adjusted to include the effect of estimated expenses based upon the Select Diversified Value Fund expense ratios as stated in the Fund's current prospectus. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to March 31, 1998 (commencement of Class IS operations), adjusted for differences between class expenses. Returns of Class I and IS since their respective commencement of class operations were 10.72% and (2.19%), respectively. Index returns do not reflect expenses, which have been deducted from the Fund's return.

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Select Diversified Value Fund
--------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY


PORTFOLIO MANAGEMENT TEAM

Jack Gray, Steve Hoeft, and Eric Teal, who have a combined 49 years of investment experience, manage the Evergreen Select Diversified Value Fund. The team employs rigorous fundamental analysis combined with a disciplined quantitative approach to seek superior results and adherence to risk/reward objectives.


                             [PHOTO OF JACK GRAY]

                            [PHOTO OF STEVE HOEFT]

                             [PHOTO OF ERIC TEAL]


PERFORMANCE

When combined with the performance results from the Evergreen Value Fund prior to the conversion, the Evergreen Select Diversified Value Fund Class I shares posted a 12-month return of 21.44%. The Fund has been broadly diversified and historically approached the market in a conservative manner, traditionally demonstrating less risk than the overall market.


                            PORTFOLIO
                         CHARACTERISTICS
                         ---------------
Total Net Assets                              $797,562,096
Number of Issues                                        68
P/E Ratio                                             25.8x
Beta                                                  0.97


SECTOR ACTIVITY AND SECURITY SELECTION

The Fund's performance was enhanced particularly by the communication service company, Cisco Systems; the fire and safety goods producer, Tyco International; and the drug-maker, Bristol-Myers, which returned 80%, 53%, and 48%, respectively. Underperformance relative to the S&P 500 can be attributed to a cautious approach to the market. Overweightings in more defensive industries and industries impacted by global economic events negatively impacted the Fund. Our relative positive exposure in electric and gas utilities allowed participation in equities without the high degree of downside risk or volatility.

Portfolio exposure to tobacco manufacturers negatively impacted performance as the industry prepares for a sweeping national settlement. The Fund was also affected by the decline in crude oil prices and its impact on our oil drilling companies. Overall, the flight to the largest-cap companies continued in the first half of 1998 and diversified portfolios struggled to keep pace with market averages.

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Select Diversified Value Fund
--------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY

            Top 5 Industries
    -------------------------------
    (as a percentage of net assets)

Healthcare Products & Services      14.4%
Banks                               12.7%
Food & Beverage Products            10.1%
Communication Systems & Services     5.8%
Information Services & Technology    5.5%


PORTFOLIO ADJUSTMENTS

The Fund does not find market timing to be beneficial, but was recently successful in selling several high profile stocks prior to their significant declines in late June (Sunbeam and Cendant were down approximately 50% due to 'fictitious' revenues and accounting irregularities). Positions in several stocks were also increased prior to their take-off in June, including Microsoft, up approximately 40%. Significant additions include retailers: Federated Department Stores and Dayton Hudson; grocer: Safeway; and telephone giant:
Worldcom.


             Top 10 Holdings
    -------------------------------
    (as a percentage of net assets)

Chase Manhattan Corp.                3.6%
General Electric Co.                 3.5%
Bristol-Myers Squibb Co.             3.4%
NationsBank Corp.                    3.4%
Pfizer, Inc.                         3.1%
Tyco International Ltd.              3.0%
News Corp. Ltd.                      2.7%
Bestfoods                            2.6%
Federated Department Stores, Inc.    2.5%
Cisco Systems, Inc.                  2.4%


OUTLOOK

Looking ahead, we feel that the fund is well positioned with larger capitalization and higher earnings' quality stocks, two themes we believe will triumph in a late cycle bull market. The fund still maintains a cautious approach to the market since a market correction or downturn is not unlikely. Our goal is to not take significant market, industry, or style bets but to emphasize our greatest strength stock-picking.

Our process controls for risk relative to the market, but efficiently captures value investment opportunities. In summary, our strategy is more than identifying stocks which we believe will appreciate; it is a rigorous process that carefully balances each unit of return with each unit of risk.

--------------------------------------------------------------------------------
                                  EVERGREEN
                           Select Equity Income Fund
--------------------------------------------------------------------------------
                     FUND AT A GLANCE AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  PHILOSOPHY

Evergreen Select Equity Income Fund utilizes both value-and-growth oriented stocks in pursuit of its objective: high current income and long-term capital appreciation. The Fund provides investors a degree of safety by emphasizing companies with below average price-to-earnings ratios and higher dividend yields relative to their industry groups.

                                    PROCESS

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The portfolio construction process consists of a unique blend of quantitative and traditional fundamental analysis skills.

                                   BENCHMARK

                               S & P 500 Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                      Class I     Class IS
AVERAGE ANNUAL RETURNS
1 year                                 14.45%       14.30%
5 years                                14.80%       14.54%
10 years                               13.64%       13.37%
Since Inception                        14.69%       14.41%
FISCAL YTD INCOME DIVIDENDS PER SHARE $ 1.51       $ 0.74

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                 Date          S&P 500         Class I
               6/30/88        $10,000         $10,000
               6/30/89         12,055          12,076
               6/30/90         14,042          13,870
               6/30/91         15,081          15,018
               6/30/92         17,104          16,558
               6/30/93         19,435          18,019
               6/30/94         19,708          17,904
               6/30/95         24,846          21,101
               6/30/96         31,306          25,178
               6/30/97         42,169          31,384
               6/30/98         54,888          35,992


Comparison of change in value of a $10,000 investment in Evergreen Select Equity Income Fund, Class I, and the S&P 500 Index.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was December 31, 1978. Performance for the common trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratios as stated in the Fund's current prospectus. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to March 11, 1998 (commencement of Class IS operations), adjusted for differences between class expenses. Returns of Class I and IS since their respective commencement of class operations were 3.70% and (1.16%), respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return.

--------------------------------------------------------------------------------
                                  EVERGREEN
                           Select Equity Income Fund
--------------------------------------------------------------------------------

                         PORTFOLIO MANAGER COMMENTARY

PORTFOLIO MANAGEMENT

Paul A. DiLella who has 16 years of investment experience manages the Evergreen Select Equity Income Fund. In addition to managing Evergreen Select Equity Income Fund, Mr. DiLella is also responsible for the co-management of the Evergreen Utility Fund. He also has research responsibility for the electric utility, natural gas distribution, and REIT areas.

                           [PHOTO OF PAUL A. DILELLA]

PERFORMANCE

For the fiscal year ending June 30, 1998, the Evergreen Select Equity Income Fund Class I share's 14.5% total return trailed the 30.2% return for the S&P 500 Index. Underlying the Fund's fiscal year return were two dramatically different performance periods. The portfolio's strong and almost magical 14.8% total return during the first six months substantially outpaced the S&P 500 by 4.2%. Conversely, during the final half of the fiscal year as investors shifted their focus away from income-oriented companies toward more growth-oriented areas, the Fund's performance relative to the index suffered.

                      Portfolio
                   Characteristics
                   ---------------
Total Net Assets                     $205,745,201
Number of Issues                               48
P/E Ratio                                   18.0x
Beta                                         0.63


UNDERLYING MARKET INFLUENCES

As our philosophy states, "the Fund provides investors a relative degree of safety by emphasizing companies with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups." Unfortunately, this strategy has been severely penalized in the equity market over the past six months due to a market rotation toward growth-oriented sectors such as technology.

As an "equity income" fund, the majority of the portfolio is invested in traditional dividend-paying sectors with relatively low valuation levels. For example, as of fiscal year end, over 40% of the portfolio was invested in the energy and utility sectors. Although defensive sectors, including these two areas performed very well during the first six months of the period, they dramatically underperformed during the final six months. Investors' strong appetite for growth-oriented stocks penalized the performance of utility companies while plummeting oil prices had a negative impact on energy stocks.

Another factor which penalized Fund returns was our exposure to tobacco stocks. Recent publicity surrounding the tobacco industry and the potentially negative effects of upcoming tobacco legislation caused a sharp pullback among tobacco stocks. Two of our current holdings, RJR Nabisco and Philip Morris, declined 23% and 7%, respectively, during the 12 months.


                 Top 5 Industries - Equity
               -------------------------------
               (as a percentage of net assets)

Utilities -- Electric                    21.5%
Oil/Energy                               13.5%
Banks                                    10.6%
Food & Beverage Products                  6.5%
Real Estate                               6.2%

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                                  EVERGREEN
                           Select Equity Income Fund
--------------------------------------------------------------------------------

                         PORTFOLIO MANAGER COMMENTARY

ACTIVITY WITHIN THE FUND

Offsetting some negative market factors were a few timely decisions which enhanced the Fund's performance in the final months of the fiscal period. Our decision to sell Keycorp, a Cleveland-based bank, proved timely as its share price declined following its sale. WorldCom, a global provider of local, long distance and internet services, was added to the portfolio and proceeded to appreciate 12% following its purchase in early May.

We felt that the correction which took place in the energy sector was an overreaction among investors, and viewed it as an opportunity to strengthen the portfolio. Consequently, we added Ultramar Diamond Shamrock and Newpark Resources, two energy-related companies which were purchased following a sharp pullback in their share prices. Because their price decline was primarily a result of plunging oil prices, not deteriorating fundamentals, we feel both companies represent solid long-term investments.

                   Top 10 Equity Holdings
              -------------------------------
              (as a percentage of net assets)
Cinergy Corp.                                      3.8%
Houston Industries, Inc.                           3.3%
Fleet Financial Group, Inc.                        3.2%
GPU, Inc.                                          3.2%
Simon DeBartolo Group, Inc.                        3.2%
General Electric Co.                               3.1%
Ralston Purina Co.                                 3.1%
Ultramar Diamond Shamrock Corp.                    3.1%
GTE Corp.                                          3.0%
BankBoston Corp.                                   3.0%


A CONSISTENT, STRONG CURRENT YIELD

The Fund's 2.70% 30-day SEC current yield, nearly twice the dividend yield of the S&P 500 Index, underscores our income-oriented investment strategy. We think the portfolio's current yield will provide investors a degree of stability within this uncertain market environment afflicted with soaring valuation levels.

OUTLOOK

Although we are disappointed with the Fund's recent fiscal-year performance, we are confident that the adjustments made to the portfolio have positioned it well for the final half of 1998. We recognize that the market's current preference toward growth-style companies is a cyclical event and once this cycle has run its course, the portfolio's emphasis on well-managed, attractively-valued, above-average-yielding stocks will continue to reward our shareholders with favorable long-term results.

As we have stated in previous commentaries, we feel the best way to protect our shareholders' interests is to remain focused on the Fund's income-oriented strategy. This strategy has served us well over time as evidenced by the Fund's solid performance, relative to its peers, over 1-, 3-, 5-, and 10-year time periods.

--------------------------------------------------------------------------------
                                  EVERGREEN
                          Select Large Cap Blend Fund
--------------------------------------------------------------------------------
                     FUND AT A GLANCE AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  PHILOSOPHY

Evergreen Select Large Cap Blend Fund invests in large and mid-sized U.S. companies, blending those that display both value and growth-oriented characteristics. This philosophy holds that value and growth stocks tend to be countercyclical, outperforming the broad market at different times. Diversification between the two approaches tends to provide less volatile investment results over time.

                                    PROCESS

Research and stock selection focus on companies of sound financial quality which have strong management teams and maintain competitive leadership positions within their respective industries. These companies are identified using a fundamental, bottom-up stock selection process which is research-intensive.

                                   BENCHMARK

                                S & P 500 Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                    Class IS   Class IC  Class I
AVERAGE ANNUAL RETURNS
1 year                                27.46%    27.26%    27.46%
3 years                               27.17%    26.89%    27.17%
Since Inception                       22.90%    22.62%    22.90%
FISCAL YTD INCOME DIVIDENDS PER SHARE $0.22     $0.09     $0.24

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                Date             S&P 500             Class IC
                Dec-93          $10,000              $10,000
               6/30/94            9,661                9,355
               6/30/95           12,180               12,297
               6/30/96           15,347               14,732
               6/30/97           20,672               19,841
               6/30/98           26,907               25,289


Comparison of change in value of a $10,000 investment in Evergreen Select Large Cap Fund, Class IC, and the S&P 500 Index.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I, IS and IC performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was December 31, 1993. Performance for the common trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratios as stated in the Fund's current prospectus. Performance information for Class I and IS also includes performance of the Fund's Class IC for the period from November 24, 1997 to December 19, 1997 (commencement of Class I operations) and March 12, 1998 (commencement of Class IS operations), respectively, adjusted for differences between class expenses. Returns of Class I, IS and IC since their respective commencement of class operations were 14.31%, 2.17% and 13.18%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return.

------------------------------------------------------------------------------
                              E V E R G R E E N
                          Select Large Cap Blend Fund
------------------------------------------------------------------------------


                         PORTFOLIO MANAGER COMMENTARY


                           PORTFOLIO MANAGEMENT TEAM

The Evergreen Select Large Cap Blend Fund is managed by a team of 4 portfolio managers with over 90 years of combined investment experience. The team-oriented approach incorporates multiple perspectives to identify the most attractive opportunities in the market and ensures adherence to the style-specific objectives.

[PHOTO OF DARRYL BROWN]                            [PHOTO OF ERIC WLEGAND]

[PHOTO OF STEVE HOEFT]                             [PHOTO OF DEAN HAWES]



                                  PERFORMANCE

For the fiscal year ended June 30, 1998, the Evergreen Select Large Cap Blend Fund Class I shares' 27.5% total return trailed the 30.2% return for the S&P 500 Index. According to data from Lipper Analytical Services, Inc., however, the Fund did outperform the 15.2% average return of all equity mutual funds during the twelve-month period ended June 30, 1998.


                                   PORTFOLIO
                                CHARACTERISTICS
                                ----------------

Total Net Assets                     $69,283,488
Number of Issues                              71
P/E Ratios                                  27.6x
Beta                                        1.19




                          STRATEGIC SECTOR WEIGHTINGS

At 17.3%, Healthcare Products & Services represents the portfolio's largest sector and is buoyed by names such as Bristol-Myers, HEALTHSOUTH Corp. and Pfizer. The outlook for this area remains extremely favorable as a result of positive demographic trends, good cost controls and the FDA's increased efficiency in the new drug approval process.

The portfolio's solid weighting in technology stocks reflects our favorable outlook for this sector as well. The secular trend underlying technology stocks bodes well for future growth as companies continue to rely on computers and software to increase efficiency and cut costs. For the final three months of the fiscal period, the three best performing stocks were all technology issues as Cisco Systems, Sanmina Corp. and Microsoft posted price-only returns of 32%,
21% and 18%, respectively.

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                              E V E R G R E E N
                          Select Large Cap Blend Fund
------------------------------------------------------------------------------

                         PORTFOLIO MANAGER COMMENTARY


Conversely, our decision to maintain an underweighted position in the energy sector helped performance as this area languished due to plummeting oil prices. Consistent with this strategy, CMS Energy was eliminated as a portfolio holding. Consumer cyclicals represent the most significant underweight -- 9.3% versus 15.3% for the benchmark -- due to increasing competition, stretched valuations and a slowdown in global demand facing this sector.


                               TOP 5 INDUSTRIES
                               ----------------
                        (as a percentage of net assets)

Healthcare Products & Services          17.3%
Banks                                   11.7%
Information Services & Technology        9.4%
Finance & Insurance                      7.7%
Consumer Products & Services             6.6%



INVESTMENT STRATEGY

In the earlier part of the fiscal year, we were concerned by the potential negative impact from the Asian financial crisis and soaring valuations in the equity market. In response, we shifted the Fund toward a lower valuation structure by reducing typically larger companies with high price-to-earnings ratios, specifically, companies which have experienced significant run-ups in price such as Colgate. As the period progressed and expectations for slower economic growth surfaced, we modified our strategy to focus on industry-dominant companies able to generate visible and predictable earnings growth. As the economy and consumer spending slow, we feel these companies will be best equipped to withstand a temporary weakening in demand and have the resources to maintain market share and earnings stability through pricing flexibility. The portfolio's top three holdings as of June 30 -- General Electric, Microsoft and Bristol Myers -- are representative of our "bigger is better" strategy.


                                TOP 10 HOLDINGS
                                ---------------
                        (as a percentage of net assets)

General Electric Co.                        3.1%
Microsoft Corp.                             2.9%
Bristol-Myers Squibb Co.                    2.8%
Tyco International Ltd.                     2.8%
Coca Cola Co.                               2.7%
BankBoston Corp.                            2.7%
HEALTHSOUTH Corp.                           2.7%
Travelers Group, Inc.                       2.7%
Cisco Systems, Inc.                         2.7%
Procter & Gamble Co.                        2.6%



OUTLOOK

Although long-term market fundamentals remain favorable, there are several factors, such as soaring valuations and deteriorating foreign economies, which could hurt the market in the short term. We feel that investors have underestimated the negative impact facing corporate earnings from the weakening Asian economy and, as a result, we will maintain an emphasis on domestically oriented companies which have less exposure to troubled foreign markets.

From a sector standpoint, we anticipate strong weightings in technology, healthcare and banks as a result of extremely positive trends within each area. Individual stock selection will continue to emphasize well-managed, dominant companies with reasonable valuation levels which demonstrate the ability to meet, and exceed, earnings expectations.

------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Small Cap Growth Fund
------------------------------------------------------------------------------
                     FUND AT A GLANCE AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  PHILOSOPHY

The Fund seeks to provide shareholders with long-term growth of capital by investing in small company stocks. We believe that the risk associated with smaller company stocks can be managed effectively by diversification and careful attention to valuation.

                                    PROCESS

The Fund manager uses a fundamental, bottom-up stock selection procss which is research-intensive. The Fund generally invests in stocks of companies which have market capitalization of $1 billion or less and above-average long-term growth rates. Our research process identifies buying opportunities in high-quality small companies which are growth-oriented, have a competitive advantage and reasonable valuations.

                                   BENCHMARK

                            RUSSELL 2000 GROWTH INDEX

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                          CLASS 1
Inception Date                           12/31/95
AVERAGE ANNUAL RETURNS
1 year                                     12.11%
Since Inception                            13.76%

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                Date             S&P 500             Class IC
                Dec-93          $10,000              $10,000
               6/30/94            9,661                9,355
               6/30/95           12,180               12,297
               6/30/96           15,347               14,732
               6/30/97           20,672               19,841
               6/30/98           26,907               25,289

Comparison of change in value of a $10,000 investment in Evergreen Select Small Cap Growth Fund, Class I, and the Russell 2000 Growth Index.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Growth Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Small Cap Growth Fund
--------------------------------------------------------------------------------

                         PORTFOLIO MANAGER COMMENTARY


PORTFOLIO MANAGEMENT

The Evergreen Select Small Cap Growth Fund is managed by Thomas L. Holman. Mr. Holman is a member of the Small Cap Growth Team at Keystone Investment Management Co., where he manages the Fund and separately managed, small-cap growth accounts. His research responsibilities are focused on telecommunication service companies. Prior to joining Keystone in 1997, Mr. Holman was a portfolio manager and securities analyst at Invista Capital Management. He developed quantitative models and had co-management responsibility for several small- and mid-cap portfolios. As an analyst, he was a generalist, covering a wide variety of industries, including technology, telecommunications equipment, media services, basic industry, consumer staples and retail. Mr. Holman received both his B.S. and M.B.A degrees from Iowa State University.


                    [PHOTO OF THOMAS L. HOLMAN APPEARS HERE]


PERFORMANCE

The Evergreen Select Small Cap Growth Fund Class I shares produced a return of 12.11% for the 12-month period that ended on June 30, 1998. This return somewhat lagged the return of the Fund's benchmark, the Russell 2000 Growth Index, which had a return of 13.19%. Relative performance improved substantially during the second half of the fiscal year, the Jan.1-June 30, 1998 period, when portfolio management and process changes in the Small Cap Growth Team at Keystone were fully in place. During this period, the Fund at a Glance as of June 30, 1998 Fund's total return was 6.49%, compared to 5.46% for the Russell 2000 Growth Index.

                                   PORTFOLIO
                                CHARACTERISTICS
                                ---------------

Total Net Assets                     $69,283,488
Number of Issues                              71
P/E Ratios                                 27.6x
Beta                                        1.19


ENVIRONMENT

For a period approaching two years, the gap between the relative values of large capitalization and small capitalization stocks has been narrowing, and large cap stocks have generated better returns. This is primarily because large cap companies have offered the growth opportunities normally associated with small caps, but with the advantages of more stability, more diversified products and longer operating histories. Investors in large company stocks received strong, above-historical-average growth, primarily because of productivity gains and the growth of the world economy. We have reached the point, however, where we believe the valuations between large cap and small cap stocks are at a historic low seen only twice in the past 15 years. These valuation relationships indicate that small cap stocks are the place in which to be invested, particularly in light of the growth opportunities they have. In contrast, large company stocks are likely to have a harder time achieving earnings growth through further productivity gains, and they are more likely to be adversely affected by the strength of the U.S. dollar, which hurts their ability to compete in international markets.

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                              E V E R G R E E N
                         Select Small Cap Growth Fund
------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY


Small cap stocks did have a period, from the end of April through October 1997, when they substantially outperformed the big caps. But the Asian financial and currency crisis hit small cap stocks hard, especially those involved in the technology hardware (-31.79%) and energy-related (-31.91%) industries. Those sectors make up a significant part of the small stock indexes, 11.6% and 4.4%, respectively. Even though small caps as a whole were weak, domestically oriented services continued their strong performance through the first half of 1998: commercial services (+10.49%), consumer services (+11.8%), retail (+17.34%), and telecommunications services (+18.61%).


INVESTMENT STRATEGY

The Fund is managed with a very consistent strategy. The management team looks for companies that have well-defined, defendable competitive advantages and sustainable, above-average growth prospects. With these characteristics, the companies have the ability to earn higher returns than their peers do, and ultimately those high returns have the potential to be reflected in the performance of the Fund.

Once we identify these companies, the key is to make sure the Fund is able to acquire stock at reasonable valuations. The investment team spends a major portion of its time in valuation analysis, making sure that we are not overpaying for the opportunity to participate in the firm's growth. We are trying to achieve growth at a reasonable price.

This discipline is maintained in making decisions to sell as well as to buy stocks. The investment team regularly updates valuations and uses this valuation analysis in deciding whether to maintain, reduce or even completely eliminate the Fund's position in a company's stock.


                               TOP 5 INDUSTRIES
                               ----------------

Information Services & Technology                              14.1%
Telecommunication Services & Equipment                          8.5%
Electrical Equipment & Services                                 7.9%
Consumer Products & Services                                    7.8%
Education                                                       7.0%



SECTOR ALLOCATION ADJUSTMENTS


We have reduced investments in companies potentially affected by the problems in Asia. This includes many areas in the technology hardware and energy-related industries.

In addition to reducing the Fund's exposure to technology, we have repositioned the technology investments to favor companies not heavily influenced by Asia. Two new investments illustrate this emphasis: the first is Antec, a leading cable equipment supplier to TCI, the cable company that AT&T intends to acquire. Antec should be a direct beneficiary as more capital is spent in upgrading TCI's cable operations. The second technology company is Forrester Research, an Internet information consulting company that is a leader in the business of providing information to companies planning to do business on the Internet.

We have been allocating an increasing part of the Fund's assets to domestically oriented commercial services companies and consumer goods companies.

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------------------------------------------------------------------------------
                                  EVERGREEN
                         Select Small Cap Growth Fund
------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY


In commercial services, we have recently added two advertising companies: ADVO is the number-one, full-service direct mailer, and Big Flower Holdings is the largest U.S. producer of advertising circulars. Both companies dominate their competitive groups, are competitively well positioned and are growing at good paces.

On the consumer side, we have added three new investments.

The first is National R.V. Holdings, which makes the large recreational vehicles
(RVs) that have become extremely popular among baby boomers. This company has introduced an RV with a slide-out room. This hydraulically moving room extends out the side of the vehicle, adding a room and increasing the available living space. The second company is Scotts, the well known fertilizer and grass seed company. This company has been acquiring other parts of its industry, and recently announced plans to buy the Ortho division of Monsanto Chemical. With this and other acquisitions, Scotts is emerging as the dominant player in the home lawn and garden products market, with strong profits and excellent growth potential. The third consumer company is Steiner Leisure, which is the largest operator of spas on cruise ships. This is an extremely profitable company in an industry where there is no real competition. Also consumer-related is the Fund's investment in these education companies: Bright Horizons, Career Education, Strayer Education and Computer Learning Centers.

Computer Learning, an operator of schools offering associates' degree programs in computer-related fields, provides a good example of our investment strategy.

The types of programs offered are in high demand throughout the nation, and the company's business model has above-average profitability. Following our first analysis of the company, we felt the stock was fairly priced, given its prospects. Subsequently, the price of the stock sold off sharply due to a controversy surrounding a complaint filed by a student in Illinois. We then determined that the market had over-reacted to this controversy and that the company and its business were fundamentally solid. We were able to buy the stock "on the dip" in its price with a very favorable risk/reward ratio. As the market began to realize the Illinois controversy was an isolated incident, the stock rebounded and the investment has worked out very well.

The Fund also continues to have a major emphasis on international long distance. This area offers significant investment opportunities as industrialized nations throughout the world go through deregulation similar to that experienced in 1984 when AT&T was broken up. The difference is that with the deregulation that is occurring around the world, both long-distance and local service is being opened up to increased competition. In the past, telephone monopolies typically had been state-owned and had very little incentive to invest in capital equipment to improve service. Now, there are huge opportunities for the small, start-up companies to deploy state-of-the-art networks and capture a significant share of the market. The Fund has been looking for attractive service providers. Two small cap companies in the Fund are involved in installing long-distance fiber loops throughout Europe. They are Esprit, which is focusing principally on Southern Europe, and Viatel, which is concentrating on Northern Europe.

20
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                              E V E R G R E E N
                         Select Small Cap Growth Fund
------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY


                            TOP 10 EQUITY HOLDINGS
                            ----------------------

General Cable Corp.                     2.9%
Computer Learning Centers, Inc.         2.8%
Hearst-Argyle Television, Inc.          2.4%
Chattem, Inc.                           2.3%
Market Facts, Inc.                      2.3%
Equity Corp. International              2.2%
Helen of Troy Ltd.                      2.1%
FileNet Corp.                           2.1%
ADVO, Inc.                              2.1%
OM Group, Inc.                          2.0%


OUTLOOK

The outlook is bright for small cap stocks. We believe if the Asian financial crisis had not occurred, the strong performance by small company stocks in April through October of 1997 would have been sustained. We also believe that it will become increasingly difficult for large cap companies to maintain the level of growth they have enjoyed. As investors continue to seek out growth, they should again be focusing on small- and mid-cap companies, which offer faster growth and currently are trading at very attractive valuation levels.

We now are in the late stages of the current economic cycle. Usually, this means an increase in inflationary pressures both in labor and commodity materials, and inflationary pressures lead to higher interest rates. The Asian financial crisis has had a deflationary effect, however, and companies continue to realize sufficient gains in productivity to offset any increases in labor costs. This combination of deflationary commodity prices and increased productivity has led to a rather benign economic environment of slow-to-moderate growth with flat-to-slightly-declining interest rates. With this favorable economic backdrop, small cap companies offer strong growth potential and especially attractive valuations. Ultimately, we believe these companies offer very attractive return opportunities that have the potential to be reflected in their stock performance.

Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select Small Company Value Fund
--------------------------------------------------------------------------------

                     FUND AT A GLANCE AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------


                                  PHILOSOPHY

The Evergreen Select Small Company Value Fund seeks capital appreciation by investing in little-known and relatively small companies. This requires a significant commitment to independent research by Evergreen's team of 18 analysts, who have an average 16 years' professional experience. The management team seeks to identify small companies that are favorably priced and have both entrepreneurial managements and catalysts for growth. The investment discipline pays special attention to valuations and diversification by industry and company to reduce the volatility associated with small cap stocks.

                                    PROCESS

The Fund's management team uses an intensive research process to assemble a diversified stock portfolio of small companies that:

 .  Are potential merger and acquisition candidates;

 .  Have promising new products that can cause a dramatic change in earnings;

 . Are "value-timing" candidates because, while their stock may be temporarily out of favor, they offer the potential of good, long-term appreciation; and

 .  Can benefit from re-structuring programs of management.


                                   BENCHMARK

                           Russell 2000 Value Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

The Fund's inception was December 22, 1997 and has no annual returns to report yet. Fiscal YTD income dividends per share are $0.04.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

           Date       Russell 2000   Class I
          Dec-97       $10,000       $10,000
          Mar-98         9,819         9,979
          Feb-98        10,413        10,498
          Mar-98        10,835        10,879
          Apr-98        10,889        11,006
          May-98        10,503        10,337
          Jun-98        10,444        10,128


Comparison of change in value of a $10,000 investment in Evergreen Select Small Company Value Fund, Class I, and the Russell 2000 Value Index.


Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index is an unmanaged index and does not include transaction costs associated with buying and selling securities, nor any management fees.

                                   EVERGREEN
                        SELECT SMALL COMPANY VALUE FUND

                         PORTFOLIO MANAGER COMMENTARY


PORTFOLIO MANAGEMENT TEAM

Nola Maddox Falcone heads the team that manages the Evergreen Select Small Company Value Fund. The team also includes Stephen A. Lieber, Peter J. Kovalski and Constance Unger (not pictured). Nola M. Falcone, CFA, is President and Co-Chief Executive Officer of Lieber & Co. and Evergreen Asset Management Corp. Stephen A. Lieber is Chairman and Co-Chief Executive Officer of Lieber & Co. and Evergreen Asset Management Corp. Peter J. Kovalski, CFA, joined Lieber & Co. as an analyst in 1992. Previously, he was an analyst with International Assets Advisory Corp., Williams Securities Group, Inc., Ryan Beck & Co., and Ayco/American Express. Constance Unger joined Lieber & Co. as an analyst in 1998 with a total of 11 years' experience in value investing. Previously, she served at Segall Bryant & Hamill Investment Counselors, Society Asset Management and Bankers Trust Co.


                    [PHOTO OF NOLA FALCONE APPEARS HERE]

                  [PHOTO OF STEPHEN A. LIEBER APPEARS HERE]

                  [PHOTO OF PETER J. KOVALSKI APPEARS HERE]


PORTFOLIO STRUCTURE

The Fund's management team has assembled a diversified stock portfolio of 113 different companies. During the period since the Fund's inception, the team has found a number of attractive opportunities among companies that fit one or more of these categories. This has resulted in a portfolio of companies that, in the aggregate, have lower valuations, as measured by traditional price measures such as price-to-earnings and price-to-book ratios, than the overall stock market, yet higher earnings growth rates. Opportunities were particularly evident among consumer-sensitive companies whose businesses rely principally on the U.S. Many of the best-performing companies have found ways to take advantage of the growing needs of the large, baby-boomer generation that is approaching late middle age. Those companies that have products or services appealing to this market have benefited from an environment of low unemployment and strong consumer demand.


             Portfolio
          Characteristics
          ---------------
Total Net Assets         $179,797,740
Number of Issues                   63
P/E Ratio                        31.4x
Beta                             1.08


Among the prime examples of these small-cap companies that appeal to home-owning baby-boomers is Eagle Hardware, a regional retail chain based in the Western United States. The Fund's investment in this company, made at the Fund inception on December 22, 1997, had appreciated by 27.7% by the end of the fiscal year on June 30. Another strong example is

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select Small Company Value Fund
--------------------------------------------------------------------------------

                         PORTFOLIO MANAGER COMMENTARY

La-Z-Boy, Inc., which has benefited from strong, baby-boomer demand. The Fund made 23.8% on its investment in this company in the five months in which the stock was held. A third consumer-related stock was that of Gerber Children's Wear Inc. After the Fund purchased this stock at its initial public offering on June 10, the stock appreciated by 18.7% by June 30.

The popularity of home ownership helped the performance of two title insurance companies that benefited from the wave of new and refinanced mortgages. The Fund's investment in Fidelity National Financial, Inc., appreciated by 25.15% since the original purchase on March 9, while the investment in LandAmerica Financial Group rose by 27.88% since the purchase on March 10.

The same theme of home ownership helped the stocks of two homebuilders. Lennar Corp. rose by 38.5% during the brief period that its stock was owned by the Fund, from January 5 through March 23, while the stock of D.R. Horton Inc. rose by 13.27% since its purchase on April 27. The home-building trend also had a favorable impact on Genlyte Group, Inc., a manufacturer of light fixtures. The stock of this company rose by 21% since its purchase on April 23.


             Top 5 Industries
             ----------------
     (as a percentage of net assets)

Banks                              12.4%
Oil Field Services                  6.8%
Finance & Insurance                 6.6%
Healthcare Products & Services      6.5%
Consumer Products & Services        6.0%


The Fund's performance was helped by consumer-oriented regional brokerage firms, most notably Morgan Keegan, Inc., a firm based in Memphis, Tenn., and Interstate/Johnson Lane, Inc., of Charlotte, N.C. The stocks of both these companies benefited both from strong demand by consumers for brokerage services and from the possibility that they may be candidates for acquisitions by larger financial service companies.

While energy-related stocks were, in general, relatively poor performers during the period, the Fund sought to take advantage of temporary weakness in the energy sector to build up its position. We believe that the price of oil ultimately should stabilize and that values can be found among companies whose stocks had suffered unfairly in the general industry slump.

One particularly strong performer within the energy group was Barrett Resources Corp., a gas and exploration company whose stock was purchased at the Fund's inception. This stock had appreciated 35.46% by June 30. Another contributor was Camco International Inc., an oil services company purchased by the Fund on April
1. It later was the subject of an acquisition announcement by Schlumberger Ltd. for a potential gain of 32% by the end of June.

A third company that helped performance was Quaker State. This company has been re-structuring itself for several years and is moving toward being a consumer-oriented retail company offering a variety of car maintenance products. Management is focused on stockholder interests by emphasizing improvements in margins and earnings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select Small Company Value Fund
--------------------------------------------------------------------------------

                         PORTFOLIO MANAGER COMMENTARY

A very different consumer company that also is benefiting from a corporate restructuring is Ann Taylor Stores Corp., the specialty retailer of women's clothing. The stock of this company, purchased in December, appreciated by 39.9% before the Fund sold it on May 12.

The stocks of smaller bank and thrift companies lagged during the period as the market's attention was captured by news of mergers among very large financial companies. We believe, however, that the consolidation trend will resume among the smaller companies, to the benefit of the Fund.

Three small, banking-related stocks had good performance, however, due in large part to merger-and-acquisition announcements. The stock of Maryland Federal Bancorp, purchased at the Fund's inception, had a pending appreciation of 25.7% by June 30, because of the announcement that BB&T CORP would acquire it. Similarly, the stock of Beverly Bancorporation, Inc., purchased on December 31, had a pending appreciation of 9.83% on June 30 following the announcement it would be acquired by St. Paul Bancorp, Inc. Dime Financial Corp., whose stock was purchased by the Fund in February, had a pending appreciation of 30.12% on June 30 after Hubco announced that it would buy the company.

The general business trend toward consolidation continued in other industries, as witnessed by the Fund's experience with BGS Systems Inc., a software company whose stock was purchased by the Fund on December 31, 1998. BMC Software Inc. took over this company in May, for a gain of 43.8% for the Fund by June 30. We believe there will be further consolidation in the software industry due to the strong demand for, and limited supply of, proven teams of software designers and engineers. In addition, the makers of mainframe computers are exploring opportunities in the acquisition of software companies.

The new-product theme is well illustrated by the Fund's investment on April 17 in Aspect Telecommunications, a developer of equipment and software for phone calling systems. Another technology-related company with an attractive, new product was ADAC Laboratories, whose stock rose by 9.7% from December 22 through June 30. This company has introduced a new imaging product that helps detect the spread of cancer.

The value-timing theme was carried through in the investment in Seaway Food Town, Inc., a chain of groceries and discount pharmacies located primarily in Ohio and Michigan. The stock of this company had a 45.4% appreciation from December 29 through June 30, helped both by strong cash flow and the consolidation trend in the grocery industry.

Re-structuring helped the performance of Knoll International, a manufacturer of office and workplace furniture. This company, formerly a division of Westinghouse, which has undergone a restructuring, is gaining market support as investors begin to understand the true value of Knoll's premium position in the marketplace.


                    Top 10 Equity Holdings
              -------------------------------
              (as a percentage of net assets)

Aspect Telecommunications Corp.                   2.1%
S & K Famous Brands, Inc.                         1.8%
Micros Systems, Inc.                              1.7%
Commercial Bankshares, Inc.                       1.7%
Morgan Keegan, Inc.                               1.7%
Civic Bancorp                                     1.6%
Seacoast Banking Corp of Florida Cl. A            1.5%
Interstate/Johnson Lane, Inc.                     1.5%
Fair Issac & Co., Inc.                            1.5%
ADAC Laboratories                                 1.4%

--------------------------------------------------------------------------------
                                   EVERGREEN
                        Select Small Company Value Fund
--------------------------------------------------------------------------------

                         PORTFOLIO MANAGER COMMENTARY

PERFORMANCE

This report covers the Evergreen Select Small Company Value Fund's start-up period, during which the initial portfolio was assembled. Typically, performance during such start-up periods is not an indication of long-term performance. The Fund produced a total return of 1.28% since its inception on December 22, 1997, versus the 8.43% return of the Russell 2000 Index; however, as the period progressed, the Fund's relative performance improved markedly. The period also was one in which the stock market favored the stocks of very large companies, usually trading at high price/earnings ratios. During the first six months of 1998, these "large-cap, high p/e" stocks substantially outperformed the "small-cap, low p/e" stocks emphasized by the Fund. Fund management believes, however, that the portfolio is well positioned for opportunities in the small cap sector during the latter part of 1998.

OUTLOOK

We have a positive outlook for the Select Small Company Value Fund for the remainder of 1998 because of several trends we see, including:

 .  A continuation of the general consolidation trend in American industry;

 . Signs of a growing recognition of the attractive values to be found among small company stocks; and

 .  Positive earnings reports from many small companies.


The general merger-and-acquisition trend is not losing steam. Deals totaling $900 billion were announced during the first half of the year, and the U.S. Department of Justice's Anti-Trust Division has estimated the total should reach $1.75 trillion by the end of the year. The strong stock market that has been favoring large company stocks has given the big companies high stock valuations that they can use as the currency to buy smaller companies that have been reporting stronger growth. Often, larger companies can buy fast-growing small companies at prices that result in improved earnings-per-share performance for the larger companies.

Moreover, investment and pension fund consulting companies increasingly are recommending that their clients enlarge small company stock allocations in their overall portfolios because of the attractive valuations. Any growth in institutional investors' purchases of small company stocks should have a significant effect on cash flow, and therefore stock prices, in the small stock sector.

Finally, a large portion of the Fund's holdings have been issuing positive earnings reports, validating the value of the independent research by the Evergreen investment team and supporting our view that small company value investments have strong potential for the remainder of 1998.

Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Social Principles Fund
--------------------------------------------------------------------------------

                     FUND AT A GLANCE AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                              PORTFOLIO PROFILE
--------------------------------------------------------------------------------


                                  PHILOSOPHY

Evergreen Select Social Principles Fund invests in the stocks of mid-sized U.S. companies, average market capitalization of $3 billion. The Fund emphasizes companies that generally respect human rights, play a role in local communities, and produce useful products in an environmentally sound way. This philosophy holds that socially conscious investing promotes responsible values without impairing long-term performance.

                                    PROCESS

The Fund utilizes a fundamental, bottom-up stock selection process which is research intensive. In addition, the Fund utilizes an external Advisory Board whose role is to develop and continually review guiding policies and principles of social investing. All holdings are periodically reviewed to assure adherence to the Advisory Board Standards.

                                   BENCHMARK

                            S & P 400 Mid Cap Index


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                           Class I  ClassIS   Class IC
AVERAGE ANNUAL RETURNS
1 year                                                       20.62%  20.41%  20.54%
5 years                                                      17.78%  17.51%  17.77%
10 years                                             15.19%  14.91%  15.18%
Since Inception                            15.38%    15.10%  15.37%
Fiscal YTD income dividends per share      $0.04     $0.01   $0.04

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                 Date               S&P 500 Midcap                 Class IC
               6/30/88                $10,000                      $10,000
               6/30/89                 12,215                       11,283
               6/30/90                 14,100                       12,020
               6/30/91                 15,911                       12,868
               6/30/92                 18,863                       14,492
               6/30/93                 23,143                       18,147
               6/30/94                 23,126                       17,218
               6/30/95                 28,271                       24,066
               6/30/96                 34,364                       28,971
               6/30/97                 42,379                       34,101
               6/30/98                 53,779                       41,106


Comparison of change in value of a $10,000 investment in Evergreen Select Social Principles Fund, Class IC, and the S & P 400 Midcap Index.


Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I, IS and IC performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was May 31, 1988. Performance for the common trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratios as stated in the Fund's current prospectus. Performance information for Class IS also includes performance of the Fund's Class IC for the period from November 24, 1997 to March 12, 1998 (commencement of Class IS operations), adjusted for differences between class expenses. Returns of Class I, IS and IC since their respective commencement of class operations were 6.41%, 1.32% and 6.38%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Social Principles Fund
--------------------------------------------------------------------------------

                         PORTFOLIO MANAGER COMMENTARY



PORTFOLIO MANAGEMENT TEAM

The Evergreen Select Social Principles Fund is managed by Eric M. Wiegand and assistant manager A. Jay Zelko who have over 22 years of combined investment experience. The team-oriented approach identifies the most attractive opportunities in the market and ensures adherence to the style-specific objectives.

[PHOTO OF ERIC M. WIEGAND APPEARS HERE]   [PHOTO OF A. JAY ZELKO APPEARS HERE]

PERFORMANCE AND MARKET ACTIVITY

For the fiscal year ending June 30, 1998, the Evergreen Select Social Principles Fund Class I shares posted a 20.6% total return compared to the 27.2% return for the S&P Mid Cap 400 Index and 30.2% return for the S&P 500 Index.


Underlying the indices' positive returns was a widening gap between a select handful of large cap stocks with stellar gains and the majority of companies which lagged the narrow bull market. Large cap indices surged ahead while mid- and small-cap indices trailed, but still posted positive returns. The last three months of the fiscal period reflect the market's narrow advance as the ten largest stocks in the S&P 500 Index rose 31.7%, while the equally weighted average of all 500 stocks rose just 8.6%; and, nearly a third actually declined.


                     Portfolio
                  Characteristics
                  ---------------
Total Net Assets                   $179,797,740
Number of Issues                             63
P/E Ratio                                  31.4x
Beta                                       1.08


INVESTMENT STRATEGY

As the period progressed and the Asian financial crisis emerged as the primary threat to U.S. equities, we adjusted the portfolio to emphasize companies with reduced exposure to this region. Even now, Asian concerns continue to weigh heavily on mid-cap stocks. Consistent with our strategy, exposure to AGCO Corp., the leading manufacturer of agricultural equipment throughout the world, was scaled back due to its reliance on foreign markets for earnings growth. We eliminated our holdings in Calloway Golf, a manufacturer of golf-related products, which experienced a dramatic reduction in demand for its equipment within crippled Asian economies.

In addition to reducing exposure to international markets, we continue to favor companies which are in a position to exploit a particular market niche. Companies that enjoy a distinctive product or service are poised for growth and better able to maintain -- and even expand --their market share with pricing flexibility, regardless of negative external factors. An example of such a firm is HBO & Company, a provider of integrated patient, clinical, financial and strategic management software solutions for the healthcare industry. HBO is well positioned to expand its client base within the healthcare community due to its unique specialization and lack of quality competition.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Social Principles Fund
--------------------------------------------------------------------------------

                         PORTFOLIO MANAGER COMMENTARY


   TOP 5 INDUSTRY ALLOCATION
-------------------------------
(as a percentage of net assets)

Healthcare Products & Services            18.3%
Information Services & Technology         11.4%
Finance & Insurance                        8.5%
Retailing & Wholesale                      6.8%
Banks                                      6.3%


AREAS OF PREFERENCE

Technology is currently the portfolio's second largest sector weighting at 11.4%, versus 18% for the S&P Midcap 400 Index, which has been positive to the Fund's performance over the past six months. Although Asia has been a problem for a number of technology companies, we remain committed to this sector due to Corporate America's increasing reliance on technological solutions to increase productivity and cut costs. Our strategy in this sector has been to invest in industry leaders with proprietary, cost effective solutions. In an effort to strengthen the portfolio, we sold two peripheral companies, 3Com and Adaptec, which were experiencing execution issues and maintained our sector overweighting by increasing our exposure to business software with the purchase of Compuware, a solution provider for the year 2000 problems.

The portfolio's most substantial overweight -- nearly double the index -- is in the healthcare sector which is poised to benefit from positive demographic trends as well as increasing demand for healthcare-related products and services. Underlying this exposure is a focus on emerging industry leaders that offer quality services at lower costs than traditional providers. Representative of this strategy is Safeskin, the leading manufacturer of latex medical examination gloves. In addition to a strong industry position, Safeskin has actually benefited from the Asian crisis as the company's Asian manufacturing facilities have experienced plummeting operating expenses as a result of currency devaluations, and a strong U.S. economy continues to drive revenue growth.


        TOP 10 HOLDINGS
------------------------------
(as a percentage of net assets)

EMC. Corp.                                   3.1%
HBO & Co.                                    3.1%
Networks Associates, Inc.                    3.0%
Comair Holdings, Inc.                        3.0%
HEALTHSOUTH Corp.                            2.7%
Biochem Pharmaceuticals, Inc.                2.5%
Partnerre Ltd.                               2.3%
General Nutrition Companies, Inc.            2.1%
Century Telephone Enterprises, Inc.          2.1%
Conseco, Inc.                                2.0%


OUTLOOK

Although long-term market fundamentals remain favorable, there are several factors that could challenge equity returns in the short term. Our primary concern is the Asian financial crisis and, more specifically, the degree to which it will negatively impact U.S. corporate earnings.

Consequently, we will maintain an emphasis on domestically oriented companies which don't rely heavily on overseas markets for earnings growth. This strategy is designed to cushion the portfolio should the Asian crisis continue to spread and possibly worsen. Individual stock selection will continue to emphasize well-managed, dominant companies with reasonable valuation levels which demonstrate the ability to meet and exceed earnings expectations.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Select Strategic Growth Fund
--------------------------------------------------------------------------------

                     FUND AT A GLANCE AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  PHILOSOPHY

Evergreen Select Strategic Growth Fund is a growth-style equity product that emphasizes large and mid-sized U.S. companies. We believe that superior long-term returns can be achieved through a disciplined approach of investing in stocks with excellent historical and future earnings growth.

                                    PROCESS

The Fund is managed by two investment professionals who utilize a unique blend of quantitative and qualitative fundamental analysis. This bottom-up stock selection process is research-intensive and identifies companies which exhibit strong current fundamentals, histories of superior earnings/dividend growth and rising earnings expectations.

                                   BENCHMARK

                            Russell 1000 Growth Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------

                                            Class I  Class IS
AVERAGE ANNUAL RETURNS
1 year                                       30.87%   30.52%
3 years                                      28.45%   29.12%
Since Inception                              31.74%   37.41%
FISCAL YTD INCOME DIVIDENDS PER SHARE        $0.04      --

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                Date            Russell 1000              Class I
              12/31/94           $10,000                 $10,000
               6/30/95            12,029                  12,099
               6/30/96            15,375                  15,167
               6/30/97            20,193                  20,053
               6/30/98            26,530                  26,243


Comparison of change in value of a $10,000 investment in Evergreen Select Strategic Growth Fund, Class I, and the Russell 1000 Growth Index.


Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was December 31, 1994. Performance for the common trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratios as stated in the Fund's current prospectus. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to February 27, 1998 (commencement of Class IS operations), adjusted for differences between class expenses. Returns of Class I and IS since their respective commencement of class operations were 18.53% and 6.29%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         SELECT STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY

PORTFOLIO MANAGEMENT TEAM

Timothy M. Stevenson and W. Shannon Reid manage the Evergreen Select Strategic Growth Fund. They have over 29 years combined investment experience and boast a unique blend of quantitative and traditional fundamental analysis skills.
Their disciplined approach assures consistency of results and superior service.

[PHOTO OF TIMOTHY M. STEVENSON]                   [PHOTO OF W.SHANNON REID]

PERFORMANCE

For the fiscal year ended June 30, 1998, the Evergreen Select Strategic Growth Fund Class I shares had a 30.9% total return which compares favorably to the 31.4% return of the Russell 1000 Growth Index and the 30.9% average return among large cap growth funds tracked by Morningstar Inc., a mutual fund rating company.

                                   PORTFOLIO
                                CHARACTERISTICS
                                ---------------

Total Net Assets              $323,905,332
Number of Issues                        55
P/E Ratio                            34.4x
Beta                                  1.18



LARGE CAPS CONTINUE TO DOMINATE

Underlying the broad market's strong returns was a relatively narrow market advance in which a select handful of the largest companies surged ahead while mid- and small-cap issues lagged. We believe the factors driving the outperformance of large cap stocks are fourfold.

First, as active managers fail to outperform the indices, index funds gain in popularity, thus attracting more investor money and driving the prices of their holdings ever higher. Second, as equity mutual funds continue to experience strong money flows many portfolio managers, who under the terms of their funds must be fully invested, feel the safest place to be invested within an expensive market is in the largest, liquid stocks.

The third factor in the success of large caps is the increasing flow of foreign money because of the strong dollar, a healthy domestic economy and international turmoil all increase the attractiveness of U.S. stocks. The fourth and final factor -- and perhaps the most fundamentally grounded -- is the concern over an earnings slowdown and the possibility of an earnings recession. As we reach the latter stages of the business cycle, investors tend to value earnings predictability more than earnings growth.

                               TOP 5 INDUSTRIES
                               ----------------
                        (as a percentage of net assets)

Healthcare Products & Services             19.6%
Information Services & Technology          15.2%
Financial & Insurance                       9.0%
Business Equipment & Services               7.8%
Consumer Products & Services                6.5%

--------------------------------------------------------------------------------
                                   EVERGREEN
                         SELECT STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY

INVESTMENT STRATEGY AND MARKET CAP

The Fund's lower exposure to large capitalization stocks relative to our benchmark was the most significant factor in explaining underperformance, especially in the second half of the fiscal period. Going forward, we will look for opportunities to increase the market-cap of the Fund; however, we will not buy a stock simply because of its size, but rather will rely on the disciplined stock selection process which is responsible for the Fund's past success.

SECTOR WEIGHTINGS

As a policy, we do not make big sector bets. Generally, portfolio positions are limited to 80% to 120% of the sector weightings for the benchmark Russell 1000 Growth Index.

As of June 30, the greatest sector weighting was 19.6% in healthcare. This sector continues to be influenced by favorable demographic trends which continue to drive demand for healthcare-related products and services. Three of the Fund's top five holdings fall within this category.

Technology is the Fund's second largest sector weighting. Underlying this exposure is an emphasis on software and information technology issues. In fact, for the final six months of the fiscal year, the Fund's three top performers were all technology companies such as Dell Computer, Microsoft and Cisco Systems, which posted returns of 121%, 68% and 66%, respectively.


                            TOP 10 EQUITY HOLDINGS
                            ----------------------
                        (as a percentage of net assets)

General Electric Co.          5.4%
Microsoft Corp.               4.1%
Merck & Co., Inc.             3.5%
Pfizer, Inc.                  3.0%
Bristol-Myers Squibb Co.      3.0%
Tyco International Ltd.       2.9%
Schering-Plough Corp.         2.8%
Procter & Gamble Co.          2.6%
Dell Companies, Corp.         2.4%
Costco Companies, Inc.        2.2%

OUTLOOK

Looking ahead, we anticipate a challenging equity environment as companies encounter slower revenue growth and reduced pricing power. Our primary concern continues to be the Asian financial crisis and, more specifically, the degree to which it will negatively impact U.S. corporate earnings.

Consequently, we will maintain an emphasis on market-leading companies with histories of stable, predictable earnings growth. The Fund will continue to overweight sectors such as technology and healthcare that are positioned to benefit from positive secular trends.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         SELECT STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------
                     FUND AT A GLANCE AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  PHILOSOPHY

Evergreen Select Strategic Value Fund is a value-style equity product which emphasizes large and mid-capitalization U.S. companies. This philosophy holds that stocks, over time, can become mispriced relative to their true value and that attractive opportunities can be identified through a combination of quantitative analysis and rigorous fundamental research.

                                    PROCESS

Following the initial screen by our proprietary model which determines that a stock is selling at a reasonable valuation level, the Strategic Value team employs a labor intensive research effort in order to dig deep for clues to uncover value. Qualitative factors which are analyzed include industry leadership, quality of management, the company's current competitive position and future earnings prospects.

                                   BENCHMARK

                           Russell 1000 Value Index

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS
--------------------------------------------------------------------------------
                                           CLASS I     CLASS IS
AVERAGE ANNUAL RETURNS
1 Year                                      24.43%      24.05%
5 Years                                     21.14%      20.82%
10 Years                                    15.58%      15.29%
Since Inception                             18.07%      17.78%
FISCAL YTD INCOME DIVIDENDS PER SHARE       $1.60       $0.78

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------


            Class I Shares     Russell 1000 Value Index

6/30/88        $10,000                 $10,000
6/30/89        $11,459                 $11,999
6/30/90        $12,167                 $12,803
6/30/91        $11,934                 $13,486
6/30/92        $13,295                 $15,637
6/30/93        $16,317                 $19,069
6/30/94        $16,949                 $19,378
6/30/95        $21,720                 $23,336
6/30/96        $25,249                 $29,084
6/30/97        $34,205                 $38,735
6/30/98        $42,561                 $49,910

Comparison of change in value of a $10,000 investment in Evergreen Select Strategic Value Fund, Class I, and the Russell 1000 Value Index.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Class I and IS performance information includes the performance of the Fund's predecessor common trust fund for periods before the Fund's registration statement became effective on November 21, 1997. The inception date of the predecessor common trust fund was December 31, 1981. Performance for the common trust fund has been adjusted to include the effect of estimated expenses based upon the mutual fund expense ratios as stated in the Fund's current prospectus. Performance information for Class IS also includes performance of the Fund's Class I for the period from November 24, 1997 to March 11, 1998 (commencement of Class IS operations), adjusted for differences between class expenses. Returns of Class I and IS since their respective commencement of class operations were 11.95% and 1.68%, respectively. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Select Strategic Value Fund
--------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY


PORTFOLIO MANAGEMENT TEAM

The Evergreen Select Strategic Value Fund is managed by a team of 3 portfolio managers with over 61 years of combined investment experience and expertise in value equity analysis and management. The team-oriented approach incorporates multiple perspectives to identify the most attractive opportunities in the market and ensures adherence to the style specific objectives.

                          [PHOTO OF ELIZABETH SMITH]

       [PHOTO OF JACK GRAY]                        [PHOTO OF TIM O'GRADY]

PERFORMANCE

The Evergreen Select Strategic Value Fund Class I shares posted a 24.4% total return for the fiscal year ended June 30, 1998, slightly below the 28.8% return for the Russell 1000 Value Index.

Underperformance in a few key sectors penalized performance, as did an extremely narrow market advance in which a select handful of the largest stocks drove the indices higher, while many stocks lagged.

                       Portfolio
                    Characteristics
                    ---------------

Total Net Assets                        $288,520.393
Number of Issues                                  54
P/E Ratio                                      14.9x
Beta                                            0.93

INVESTING ENVIRONMENT

As previously stated, strong equity returns masked a very narrow market advance in which investors' demand for large stocks with visible earnings drove their prices higher and left a large number of smaller issues in their dust. For example, over the past six months the ten largest stocks in the S&P 500 rose 31.7%, while the equally weighted average of all 500 stocks rose just 8.6%; and, nearly a third actually declined. Investors' growing appetite for large cap stocks explains why the majority of fund managers continue to struggle versus the strong returns of the S&P 500 Index.

                               TOP 5 INDUSTRIES
                               ----------------
                        (as a percentage of net assets)

Banks                                   23.9%
Oil/Energy                              11.9%
Finance & Insurance                     10.9%
Information Services & Technology        9.4%
Utilities -- Electric                    5.0%

--------------------------------------------------------------------------------
                                   EVERGREEN
                         SELECT STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------
                         PORTFOLIO MANAGER COMMENTARY


SECTOR ACTIVITY

Within the portfolio, energy stocks have lagged in terms of absolute and relative performance. A number of factors have contributed to this, most notably the sharp decline in oil prices. Although we maintain a neutral weight in the sector, our industry weightings are markedly different from those of the Russell 1000 Value Index. Our heavy emphasis on offshore drilling companies and refiners, and away from the large international oil companies that dominate the Index's sector composition, essentially explains the entire performance differential.

Our performance shortfall relative to the benchmark in the utility sector is traceable to our significant underweighting in telephone utilities. We feel that the utility sector currently holds relatively high value, especially if the equity market is perceived to be late in its cycle.

Although the financial sector has been the equity market's best performer for the past several years, the past 12 months have witnessed some unwinding in the banking industry. On the positive front, we participated to the fullest extent in the "merger-mania" sweeping this sector. We benefited from owning both Citicorp and Travelers, two companies that agreed to merge in a landmark deal which signaled the era of convergence in financial services. Two other portfolio holdings, Nationsbank and First Chicago partnered with Bank America and Banc One, respectively, also as mergers of equals. On the other hand, we have witnessed a deterioration in the valuation of our regional bank franchises which has caused recent declines in holdings such as Union Planters, Summit Bancorp, and PNC Bank Corp.

                            TOP 10 EQUITY HOLDINGS
                            ----------------------
                        (as a percentage of net assets)

Chase Manhattan Corp.                   3.1%
Philip Morris Companies, Inc.           3.0%
NationsBank Corp.                       2.9%
Fleet Financial Group, Inc.             2.9%
BankBoston Corp.                        2.9%
Citicorp                                2.8%
Bristol-Myers Squibb Co.                2.7%
Union Planters Corp.                    2.6%
Merrill Lynch & Co., Inc.               2.6%
Williams Companies, Inc.                2.6%

A DETACHED, LONG-TERM PERSPECTIVE

Despite ever-stretching valuation levels for stocks, the underlying forces continue to support a favorable equity investing environment going forward. While equities are clearly trading at the high end of an acceptable range, it is important to recognize that they can stay within this band for a long time. We remain constructive on the intermediate- to long-term outlook for the equity market and would characterize our forecast as "cautiously bullish." In our opinion, further significant advances in the equity market require evidence of earnings improvement in order to sustain and justify higher prices.

Although the Fund's performance has trailed the benchmark over the past twelve months, our Select Value investment disciplines remain intact and valid. Our equity philosophy is one of maintaining our Select Value approach through both favorable and unfavorable equity market environments, independent of short-term market and performance trends. While the merits of this approach can not always be demonstrated in a short-term time period, the long-term soundness and validity of this approach is confirmed by our solid performance over time.

             [LOGO OF EVERGREEN SELECT BALANCED FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                 Period Ended June 30, 1998
                                                     CLASS I*        CLASS IS**
NET ASSET VALUE BEGINNING OF PERIOD              $       12.58    $      13.34
                                                 -------------    ------------
 .........................................................................
INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
Net investment income                                     0.16            0.07
 .........................................................................
Net realized and unrealized gain on investments           0.81            0.09
                                                 -------------    ------------
 .........................................................................
Total from investment operations                          0.97            0.16
                                                 -------------    ------------
 .........................................................................
DISTRIBUTIONS TO SHAREHOLDERS
 .........................................................................
From net investment income                               (0.16)          (0.08)
                                                 -------------    ------------
 .........................................................................
 .........................................................................
Total distributions                                      (0.16)          (0.08)
                                                 -------------    ------------
 .........................................................................
NET ASSET VALUE END OF PERIOD                    $       13.39    $      13.42
                                                 -------------    ------------
 .........................................................................
TOTAL RETURN                                              7.76%           1.23%
 .........................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                           0.70%+          0.95%+
 .........................................................................
 Total expenses, excluding indirectly paid
  expenses                                                0.70%+          0.95%+
 .........................................................................
 Total expenses, excluding fee waiver and
  expense reimbursements                                  0.80%+          1.05%+
 .........................................................................
 Net investment income                                    2.80%+          2.58%+
 .........................................................................
PORTFOLIO TURNOVER RATE                                     37%             37%
 .........................................................................
AVERAGE COMMISSION RATE PER SHARE                $      0.0597    $     0.0597
 .........................................................................
NET ASSETS END OF PERIOD (THOUSANDS)             $     723,850    $        215
 .........................................................................

+ Annualized.
* For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.
** For the period from April 9, 1998 (commencement of class operations) to June
   30, 1998.

                  See Combined Notes to Financial Statements.

          [LOGO OF EVERGREEN SELECT COMMON STOCK FUND APPEARS HERE]


                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                           Period Ended June 30, 1998
                                               CLASS I*         CLASS IS**
NET ASSET VALUE BEGINNING OF PERIOD        $       82.97     $       80.21
                                           -------------     -------------
 .........................................................................
INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
Net investment income                               0.51              0.27
 .........................................................................
Net realized and unrealized gain on
 investments                                        9.62              7.16
                                           -------------     -------------
 .........................................................................
Total from investment operations                   10.13              7.43
                                           -------------     -------------
 .........................................................................
DISTRIBUTIONS TO SHAREHOLDERS
 .........................................................................
From net investment income                         (0.51)            (0.31)
                                           -------------     -------------
 .........................................................................
Total distributions                                (0.51)            (0.31)
                                           -------------     -------------
 .........................................................................
NET ASSET VALUE END OF PERIOD              $       92.59     $       87.33
                                           -------------     -------------
 .........................................................................
TOTAL RETURN                                       12.23%             9.27%
 .........................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                     0.70%+            0.95%+
 .........................................................................
 Total expenses, excluding indirectly paid
  expenses                                          0.70%+            0.95%+
 .........................................................................
 Total expenses, excluding fee waiver and
  expense reimbursement                             0.82%+            1.12%+
 .........................................................................
 Net investment income                              0.96%+            0.60%+
 .........................................................................
PORTFOLIO TURNOVER RATE                               22%               22%
 .........................................................................
AVERAGE COMMISSION RATE PER SHARE          $      0.0573     $      0.0573
 .........................................................................
NET ASSETS END OF PERIOD (MILLIONS)        $       1,952     $          18
 .........................................................................

+ Annualized.
* For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from February 4, 1998 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

        [LOGO OF EVERGREEN SELECT DIVERSIFIED VALUE FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                 Period Ended June 30, 1998
                                                     CLASS I*        CLASS IS**
NET ASSET VALUE BEGINNING OF PERIOD              $       23.81    $      26.56
                                                 -------------    ------------
 .........................................................................
INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
Net investment income                                     0.14            0.06
 .........................................................................
Net realized and unrealized gain on investments           2.41           (0.64)
                                                 -------------    ------------
 .........................................................................
Total from investment operations                          2.55           (0.58)
                                                 -------------    ------------
 .........................................................................
DISTRIBUTIONS TO SHAREHOLDERS
 .........................................................................
From net investment income                               (0.14)          (0.05)
                                                 -------------    ------------
 .........................................................................
Total distributions                                      (0.14)          (0.05)
                                                 -------------    ------------
 .........................................................................
NET ASSET VALUE END OF PERIOD                    $       26.22    $      25.93
                                                 -------------    ------------
 .........................................................................
TOTAL RETURN                                             10.72%          (2.19%)
 .........................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                           0.68%+          0.93%+
 .........................................................................
 Total expenses, excluding indirectly paid
  expenses                                                0.68%+          0.93%+
 .........................................................................
 Total expenses, excluding fee waiver and
  expense reimbursement                                   0.78%+          1.03%+
 .........................................................................
 Net investment income                                    1.24%+          0.80%+
 .........................................................................
PORTFOLIO TURNOVER RATE                                     56%             56%
 .........................................................................
AVERAGE COMMISSION RATE PER SHARE                $      0.0567    $     0.0567
 .........................................................................
NET ASSETS END OF PERIOD (THOUSANDS)             $     797,352    $        210
 .........................................................................

+ Annualized.
* For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.
** For the period from March 31, 1998 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

          [LOGO OF EVERGREEN SELECT EQUITY INCOME FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                 Period Ended June 30, 1998
                                                     CLASS I*        CLASS IS**
NET ASSET VALUE BEGINNING OF PERIOD              $       87.31    $      90.83
                                                 -------------    ------------
 .........................................................................
INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
Net investment income                                     1.50            0.65
 .........................................................................
Net realized and unrealized gain on investments           1.73           (1.69)
                                                 -------------    ------------
 .........................................................................
Total from investment operations                          3.23           (1.04)
                                                 -------------    ------------
 .........................................................................
DISTRIBUTIONS TO SHAREHOLDERS
 .........................................................................
From net investment income                               (1.50)          (0.63)
 .........................................................................
In excess of net investment income                       (0.01)          (0.11)
                                                 -------------    ------------
 .........................................................................
Total distributions                                      (1.51)          (0.74)
                                                 -------------    ------------
 .........................................................................
NET ASSET VALUE END OF PERIOD                    $       89.03    $      89.05
                                                 -------------    ------------
 .........................................................................
TOTAL RETURN                                              3.70%         (1.16%)
 .........................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                           0.78%+          1.04%+
 .........................................................................
 Total expenses, excluding indirectly paid
  expenses                                                0.77%+          1.03%+
 .........................................................................
 Total expenses, excluding fee waiver and
  expense reimbursement                                   0.88%+          1.13%+
 .........................................................................
 Net investment income                                    2.80%+          2.46%+
 .........................................................................
PORTFOLIO TURNOVER RATE                                     51%             51%
 .........................................................................
AVERAGE COMMISSION RATE PER SHARE                $      0.0594    $     0.0594
 .........................................................................
NET ASSETS END OF PERIOD (THOUSANDS)             $     204,248    $      1,497
 .........................................................................

+ Annualized.
* For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from March 11, 1998 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

         [LOGO OF EVERGREEN SELECT LARGE CAP BLEND FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                             Period Ended June 30, 1998
                                           CLASS I***  CLASS IS**  CLASS IC*
NET ASSET VALUE BEGINNING OF PERIOD         $ 44.59     $ 49.75    $  45.05
                                            -------     -------    --------
 .........................................................................
INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
Net investment income                          0.19        0.08        0.23
 .........................................................................
Net realized and unrealized gain on
 investments                                   6.18        1.00        5.70
                                            -------     -------    --------
 .........................................................................
Total from investment operations               6.37        1.08        5.93
                                            -------     -------    --------
 .........................................................................
DISTRIBUTIONS TO SHAREHOLDERS
 .........................................................................
From net investment income                    (0.19)      (0.08)      (0.23)
 .........................................................................
In excess of net invtment income              (0.03)      (0.01)      (0.01)
                                            -------     -------    --------
 .........................................................................
Total distributions                           (0.22)      (0.09)      (0.24)
                                            -------     -------    --------
 .........................................................................
NET ASSET VALUE END OF PERIOD               $ 50.74     $ 50.74    $  50.74
                                            -------     -------    --------
 .........................................................................
TOTAL RETURN                                  14.31%       2.17%      13.18%
 .........................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                0.71%+      0.96%+      0.71%+
 .........................................................................
 Total expenses, excluding indirectly paid
  expenses                                     0.71%+      0.96%+      0.71%+
 .........................................................................
 Total expenses, excluding fee waiver and
  expense reimbursement                        0.83%+      1.08%+      0.83%+
 .........................................................................
 Net investment income                         0.78%+      0.57%+      0.80%+
 .........................................................................
PORTFOLIO TURNOVER RATE                          42%         42%         42%
 .........................................................................
AVERAGE COMMISSION RATE PER SHARE           $0.0591     $0.0591    $ 0.0591
 .........................................................................
NET ASSETS END OF PERIOD (THOUSANDS)        $14,032     $   301    $497,534
 .........................................................................

+ Annualized.
* For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from March 12, 1998 (commencement of class operations) to
   June 30, 1998.
*** For the period from December 19, 1997 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

         [LOGO PF EVERGREEN SELECT SMALL CAP GROWTH FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                            Year Ended February 28,
                             Period Ended   --------------------------    Period ended
                           June 30, 1998***    1998         1997**       June 30, 1996*
 CLASS I
 NET ASSET VALUE
  BEGINNING OF PERIOD          $ 13.23      $     11.28   $     11.65       $ 10.00
                               -------      -----------   -----------       -------
 .........................................................................
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
 .........................................................................
 Net investment loss             (0.03)           (0.06)#       (0.04)#       (0.03)
 .........................................................................
 Net realized and
  unrealized gain (loss)
  on investments                 (0.08)            2.48         (0.16)         1.68
                               -------      -----------   -----------       -------
 .........................................................................
 Total from investment
  operations                     (0.11)            2.42         (0.20)         1.65
                               -------      -----------   -----------       -------
 .........................................................................
 From net realized gain
  on investments                     0            (0.47)        (0.17)            0
                               -------      -----------   -----------       -------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 .........................................................................
 Total distributions                 0            (0.47)        (0.17)            0
                               -------      -----------   -----------       -------
 .........................................................................
 NET ASSET VALUE END OF
  PERIOD                       $ 13.12      $     13.23   $     11.28       $ 11.65
                               -------      -----------   -----------       -------
 .........................................................................
 .........................................................................
 TOTAL RETURN                    (0.83%)          21.67%        (1.75%)       16.50%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses                  1.01%+           0.92%         1.00%+        1.00%+
 .........................................................................
  Total expenses,
   excluding indirectly
   paid expenses                  1.01%+            N/A           N/A           N/A
 .........................................................................
  Total expenses,
   excluding fee waiver
   and expense
   reimbursement                   N/A             0.95%         2.53%+        2.81%+
 .........................................................................
  Net investment loss            (0.62%)+         (0.48%)       (0.57%)+      (0.45%)+
 .........................................................................
 PORTFOLIO TURNOVER RATE            54%             166%          123%           57%
 .........................................................................
 AVERAGE COMMISSION RATE
  PER SHARE                    $0.0406      $    0.0493   $    0.0509       $0.0847
 .........................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                  $69,283      $    47,524   $     2,888       $ 2,446
 .........................................................................

+ Annualized.
* For the period from December 28, 1995 (commencement of class operations) to June 30, 1996.
** For the eight-month period ended February 28,1997. The fund changed its fis-
   cal year end from June 30 to February 28, effective February 28, 1997.
*** For the period from March 1, 1998 to June 30, 1998. The fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

       [LOGO OF EVERGREEN SELECT SMALL COMPANY VALUE FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)


                            Period Ended
                           June 30, 1998*
 CLASS I*
 NET ASSET VALUE
  BEGINNING OF PERIOD         $ 10.00
                              -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income           0.04
 .........................................................................
 Net realized and
  unrealized gain on
  investments                    0.09
                              -------
 .........................................................................
 Total from investment
  operations                     0.13
                              -------
 .........................................................................
 From net investment
  income                        (0.04)
                              -------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 .........................................................................
 Total distributions            (0.04)
                              -------
 .........................................................................
 NET ASSET VALUE END OF
  PERIOD                      $ 10.09
                              -------
 .........................................................................
 .........................................................................
 TOTAL RETURN                    1.28%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS:
  Total expenses                 1.01%+
 .........................................................................
  Total expenses,
   excluding indirectly
   paid expenses                 1.00%+
 .........................................................................
  Total expenses,
   excluding fee waiver
   and expense
   reimbursement                 1.26%+
 .........................................................................
  Net investment income          0.68%+
 .........................................................................
 PORTFOLIO TURNOVER RATE           23%
 .........................................................................
 AVERAGE COMMISSION RATE
  PER SHARE                   $0.0583
 .........................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $77,647
 .........................................................................

+Annualized.
*For the period from December 23, 1997 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

        [LOGO OF EVERGREEN SELECT SOCIAL PRINCIPLES FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                            Period Ended June 30, 1998
                                           CLASS I*   CLASS IS**   CLASS IC*
NET ASSET VALUE BEGINNING OF PERIOD        $ 36.65     $ 38.44     $  36.65
                                           -------     -------     --------
 .........................................................................
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 .........................................................................
Net investment income (loss)                  0.03       (0.01)        0.03
 .........................................................................
Net realized and unrealized gain on
 investments                                  2.32        0.52         2.31
                                           -------     -------     --------
 .........................................................................
Total from investment operations              2.35        0.51         2.34
                                           -------     -------     --------
 .........................................................................
DISTRIBUTIONS TO SHAREHOLDERS
 .........................................................................
From net investment income                   (0.03)      (0.01)       (0.03)
 .........................................................................
In excess of net investment income           (0.01)          0        (0.01)
                                           -------     -------     --------
 .........................................................................
Total distributions                          (0.04)      (0.01)       (0.04)
                                           -------     -------     --------
 .........................................................................
NET ASSET VALUE END OF PERIOD              $ 38.96     $ 38.94     $  38.95
                                           -------     -------     --------
 .........................................................................
TOTAL RETURN                                  6.41%       1.32%        6.38%
 .........................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                               0.86%+      1.11%+       0.86%+
 .........................................................................
 Total expenses, excluding indirectly paid
  expenses                                    0.86%+      1.11%+       0.86%+
 .........................................................................
 Total expenses, excluding fee waiver and
  expense reimbursement                       0.99%+      1.24%+       0.99%+
 .........................................................................
 Net investment income (loss)                 0.19%+     (0.12%)+      0.12%+
 .........................................................................
PORTFOLIO TURNOVER RATE                         24%         24%          24%
 .........................................................................
AVERAGE COMMISSION RATE PER SHARE          $0.0585     $0.0585     $ 0.0585
 .........................................................................
NET ASSETS END OF PERIOD (THOUSANDS)       $ 2,405     $   205     $177,187
 .........................................................................

+ Annualized.
* For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from March 12, 1998 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

         [LOGO OF EVERGREEN SELECT STRATEGIC GROWTH FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                           Period Ended June 30, 1998
                                             CLASS I**        CLASS IS*
NET ASSET VALUE BEGINNING OF PERIOD        $       32.45     $      36.10
                                           -------------     ------------
 .........................................................................
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 .........................................................................
Net investment income (loss)                        0.04            (0.08)
 .........................................................................
Net realized and unrealized gain on
 investments                                        5.96             2.34
                                           -------------     ------------
 .........................................................................
Total from investment operations                    6.00             2.26
                                           -------------     ------------
 .........................................................................
DISTRIBUTIONS TO SHAREHOLDERS
 .........................................................................
From net investment income                         (0.04)               0
                                           -------------     ------------
 .........................................................................
Total distributions                                (0.04)               0
                                           -------------     ------------
 .........................................................................
NET ASSET VALUE END OF PERIOD              $       38.41     $      38.36
                                           -------------     ------------
 .........................................................................
TOTAL RETURN                                       18.53%            6.29%
 .........................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                     0.72%+           0.97%+
 .........................................................................
 Total expenses, excluding indirectly paid
  expenses                                          0.72%+           0.97%+
 .........................................................................
 Total expenses, excluding fee waiver and
  expense reimbursement                             0.84%+           1.09%+
 .........................................................................
 Net investment income (loss)                       0.19%+          (0.27%)+
 .........................................................................
PORTFOLIO TURNOVER RATE                               80%              80%
 .........................................................................
AVERAGE COMMISSION RATE PER SHARE          $      0.0595     $     0.0595
 .........................................................................
NET ASSETS END OF PERIOD (THOUSANDS)       $     321,532     $      2,373
 .........................................................................

+ Annualized.
* For the period from February 27, 1998 (commencement of class operations) to June 30, 1998.
** For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

         [LOGO OF EVERGREEN SELECT STRATEGIC VALUE FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                 Period Ended June 30, 1998
                                                   CLASS I*        CLASS IS**
NET ASSET VALUE BEGINNING OF PERIOD              $      203.35    $     223.08
                                                 -------------    ------------
 .........................................................................
INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
Net investment income                                     1.60            0.61
 .........................................................................
Net realized and unrealized gain on investments          22.67            3.13
                                                 -------------    ------------
 .........................................................................
Total from investment operations                         24.27            3.74
                                                 -------------    ------------
 .........................................................................
DISTRIBUTIONS TO SHAREHOLDERS
 .........................................................................
From net investment income                               (1.60)          (0.78)
                                                 -------------    ------------
 .........................................................................
 .........................................................................
Total distributions                                      (1.60)          (0.78)
                                                 -------------    ------------
 .........................................................................
NET ASSET VALUE END OF PERIOD                    $      226.02    $     226.04
                                                 -------------    ------------
 .........................................................................
TOTAL RETURN                                             11.95%           1.68%
 .........................................................................
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                           0.75%+          1.00%+
 .........................................................................
 Total expenses, excluding indirectly paid
  expenses                                                0.75%+          1.00%+
 .........................................................................
 Total expenses, excluding fee waiver and
  expense reimbursement                                   0.85%+          1.10%+
 .........................................................................
 Net investment income                                    1.26%+          0.93%+
 .........................................................................
PORTFOLIO TURNOVER RATE                                     12%             12%
 .........................................................................
AVERAGE COMMISSION RATE PER SHARE                $      0.0619    $     0.0619
 .........................................................................
NET ASSETS END OF PERIOD (THOUSANDS)             $     287,194    $      1,327
 .........................................................................

+ Annualized.
* For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from March 11, 1998 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

             [LOGO OF EVERGREEN SELECT BALANCED FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

   Shares                                                              Value

 COMMON STOCKS - 56.3%
            BANKS - 6.7%
     90,000 Banc One Corp. ......................................   $  5,023,125
    195,600 BankBoston Corp. ....................................     10,880,250
     46,000 Bankers Trust Corp. .................................      5,338,875
     75,000 First Chicago NBD Corp. .............................      6,646,875
     66,000 Fleet Financial Group, Inc. .........................      5,511,000
    135,000 NationsBank Corp. ...................................     10,327,500
     85,900 Union Planters Corp. ................................      5,051,994
                                                                    ------------
                                                                      48,779,619
                                                                    ------------
            BUILDING, CONSTRUCTION &
             FURNISHINGS - 0.8%
     95,000 Masco Corp. .........................................      5,747,500
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.8%
    110,000 *Compuware Corp. ....................................      5,623,750
                                                                    ------------
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 1.3%
    129,000 Du Pont (E. I.) De Nemours & Co. ....................      9,626,625
                                                                    ------------
            COMMUNICATION SYSTEMS &
             SERVICES - 3.0%
    120,000 *Cisco Systems, Inc. ................................     11,047,500
     77,500 *Tellabs, Inc. ......................................      5,550,937
    111,000 *WorldCom, Inc. .....................................      5,376,563
                                                                    ------------
                                                                      21,975,000
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 4.0%
    349,100 *Cendant Corp. ......................................      7,287,463
    121,000 Procter & Gamble Co. ................................     11,018,562
    115,100 Stanley Works........................................      4,783,844
     80,000 Whirlpool Corp. .....................................      5,500,000
                                                                    ------------
                                                                      28,589,869
                                                                    ------------
            DIVERSIFIED COMPANIES - 1.5%
    174,000 Tyco International Ltd. .............................     10,962,000
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.6%
    128,000 General Electric Co. ................................     11,648,000
                                                                    ------------
            FINANCE & INSURANCE - 4.1%
    120,000 Allstate Corp. ......................................     10,987,500
     52,000 Merrill Lynch & Co., Inc. ...........................      4,797,000
    143,000 Travelers Group, Inc. ...............................      8,669,375
    100,000 UNUM Corp. ..........................................      5,550,000
                                                                    ------------
                                                                      30,003,875
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 3.6%
     85,000 Bestfoods............................................      4,935,313
    127,275 Coca Cola Co. .......................................     10,882,012
    142,000 *Safeway, Inc. ......................................      5,777,625
     82,300 Sara Lee Corp. ......................................      4,603,656
                                                                    ------------
                                                                      26,198,606
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 10.1%
     95,000 Bristol-Myers Squibb Co. ............................     10,919,062
    320,000 HBO & Co. ...........................................     11,280,000

            HEALTHCARE PRODUCTS &
             SERVICES - CONTINUED
    390,000 *HEALTHSOUTH Corp. ..................................   $ 10,408,125
    155,800 Johnson & Johnson....................................     11,490,250
    170,000 *Lincare Holdings, Inc. .............................      7,150,625
     80,000 Pfizer, Inc. ........................................      8,695,000
    100,000 *Quintiles Transnational Corp. ......................      4,918,750
     84,000 SmithKline Beecham Plc, ADR..........................      5,082,000
     50,000 *Universal Health Services, Inc. Cl. B...............      2,918,750
                                                                    ------------
                                                                      72,862,562
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES - 0.7%
    102,000 *USA Waste Services, Inc. ...........................      5,036,250
                                                                    ------------
            INFORMATION SERVICES &
             TECHNOLOGY - 5.8%
    346,900 Compaq Computer Corp. ...............................      9,843,288
     54,000 Intel Corp. .........................................      4,002,750
    153,500 *Microsoft Corp. ....................................     16,635,562
    160,050 *Network Associates, Inc. ...........................      7,662,394
     92,000 *Sanmina Corp. ......................................      3,990,500
                                                                    ------------
                                                                      42,134,494
                                                                    ------------
            METAL PRODUCTS & SERVICES - 0.6%
     70,000 Aluminum Co. of America..............................      4,615,625
                                                                    ------------
            OIL/ENERGY - 3.6%
     72,900 Mobil Corp. .........................................      5,585,962
    178,900 Texaco, Inc. ........................................     10,678,094
    171,600 Tosco Corp. .........................................      5,040,750
    157,300 YPF SA, ADR..........................................      4,728,831
                                                                    ------------
                                                                      26,033,637
                                                                    ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.9%
    196,000 News Corp, Ltd. .....................................      6,296,500
                                                                    ------------
            REAL ESTATE - 0.6%
    129,000 FelCor Suite Hotels, Inc. REIT.......................      4,047,375
                                                                    ------------
            RETAILING & WHOLESALE - 1.5%
    109,000 Dayton Hudson Corp. .................................      5,286,500
    100,000 *Federated Department Stores, Inc. ..................      5,381,250
                                                                    ------------
                                                                      10,667,750
                                                                    ------------
            TRANSPORTATION - 0.7%
     52,200 Burlington Northern Santa Fe.........................      5,125,388
                                                                    ------------
            UTILITIES - ELECTRIC - 2.1%
    287,700 Cinergy Corp. .......................................     10,069,500
    214,800 PacifiCorp...........................................      4,859,850
                                                                    ------------
                                                                      14,929,350
                                                                    ------------
            UTILITIES - TELEPHONE - 2.3%
    155,000 Century Telephone Enterprises, Inc. .................      7,110,625
    170,000 GTE Corp. ...........................................      9,456,250
                                                                    ------------
                                                                      16,566,875
                                                                    ------------
            Total Common Stocks
             (cost $368,785,743).................................    407,470,650
                                                                    ------------

              [LOGO EVERGREEN SELECT BALANCED FUND APPEARS HERE]

                                 June 30, 1998


  Principal
   Amount                                                             Value

 CORPORATE BONDS - 11.1%
             BANKS - 2.0%
 $ 2,302,000 Boatmen's Bancshares, Inc.
              6.75%, 3/15/03....................................   $  2,365,641
   3,836,000 First Chicago Corp.
              9.875%, 8/15/00...................................      4,129,170
   7,673,000 NationsBank Corp.
              7.625%, 4/15/05...................................      8,298,741
                                                                   ------------
                                                                     14,793,552
                                                                   ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 0.6%
   3,836,000 Dow Chemical Co.
              8.625%, 4/1/06....................................      4,380,827
                                                                   ------------
             CONSUMER PRODUCTS &
              SERVICES - 0.5%
   3,299,000 Stanley Works
              7.375%, 12/15/02..................................      3,476,631
                                                                   ------------
             FINANCE & INSURANCE - 3.8%
   4,220,000 Dean Witter, Discover & Co.
              6.75%, 10/15/13...................................      4,367,983
   4,220,000 General Electric Capital Corp.
              8.75%, 3/14/03....................................      4,676,722
   2,110,000 International Bank For Reconstruction &
              Development COLTS
              7.95%, 5/15/16....................................      2,564,905
   7,673,000 Loews Corp.
              6.75%, 12/15/06...................................      7,859,707
   3,836,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.
              7.00%, 4/27/08....................................      4,066,195
   3,836,000 Salomon, Inc.
              5.50%, 1/15/99....................................      3,826,955
                                                                   ------------
                                                                     27,362,467
                                                                   ------------
             FOOD & BEVERAGE PRODUCTS - 1.0%
   3,836,000 General Mills, Inc.
              9.00%, 12/20/02...................................      4,299,481
   3,261,000 PepsiCo, Inc.
              7.625%, 11/1/98...................................      3,278,521
                                                                   ------------
                                                                      7,578,002
                                                                   ------------
             HEALTHCARE PRODUCTS &
              SERVICES - 0.6%
   3,836,000 Baxter International
              7.25%, 2/15/08....................................      4,137,421
                                                                   ------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 1.1%
   5,371,000 Jet Equipment Trust 144A
              9.41%, 6/15/10....................................      6,544,231
   1,074,000 Waste Management, Inc.
              8.75%, 5/1/18.....................................      1,212,720
                                                                   ------------
                                                                      7,756,951
                                                                   ------------

*Non-income producing securities.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
COLTS Continuously Offered Longer Term Securities
REIT Real Estate Investment Trust

  Principal
   Amount                                                             Value

 CORPORATE BONDS - CONTINUED
             OIL FIELD SERVICES - 0.5%
 $ 3,069,000 Atlantic Richfield Co.
              9.00%, 4/1/21.....................................   $  4,011,950
                                                                   ------------
             SOVEREIGN GOVERNMENT - 0.6%
   3,836,000 Ontario Province Canada
              7.75%, 6/4/02.....................................      4,073,640
                                                                   ------------
             UTILITIES - ELECTRIC - 0.4%
   2,762,000 Union Electric Co.
              8.00%, 12/15/22...................................      2,969,744
                                                                   ------------
             Total Corporate Bonds
              (cost $80,331,899)................................     80,541,185
                                                                   ------------
 U.S. GOVERNMENT & AGENCYOBLIGATIONS - 32.4%
             TREASURY NOTES & BONDS - 31.2%
             U.S. Treasury Bonds:
  27,423,000 6.125%, 11/15/27...................................     29,394,056
  15,346,000 7.625%, 2/15/07....................................     16,314,732
  15,346,000 8.75%, 5/15/17.....................................     20,673,947
  16,113,000 8.875%, 8/15/17....................................     21,979,147
  17,428,000 9.125%, 5/15/18....................................     24,415,547
             U.S. Treasury Notes:
   5,138,000 6.375%, 7/15/99....................................      5,182,963
  14,500,000 6.625%, 4/30/02....................................     15,034,702
  14,579,000 7.75%, 11/30/99....................................     15,016,384
  47,173,000 7.75%, 2/15/01.....................................     49,708,596
  27,091,000 9.125%, 5/15/99....................................     27,920,689
                                                                   ------------
                                                                    225,640,763
                                                                   ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.2%
             Government National Mortgage Association:
   1,618,610 8.50%, 5/15/21.....................................      1,708,645
     975,293 8.50%, 7/15/21.....................................      1,029,544
   2,055,534 8.50%, 6/15/22.....................................      2,169,874
   1,097,955 9.00%, 9/15/21.....................................      1,176,184
   1,730,951 9.00%, 10/15/21....................................      1,854,281
     977,916 9.50%, 2/15/21.....................................      1,057,066
                                                                   ------------
                                                                      8,995,594
                                                                   ------------
             Total U.S. Government & Agency Obligations (cost
              $233,066,452).....................................    234,636,357
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $682,184,094)..........................   99.8%  722,648,192
             OTHER ASSETS AND
              LIABILITIES - NET............................    0.2     1,416,896
                                                             -----  ------------
             NET ASSETS....................................  100.0% $724,065,088
                                                             =====  ============

                  See Combined Notes to Financial Statements.

           [LOGO OF EVERGREEN SELECT COMMON STOCK FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

   Shares                                                             Value

 COMMON STOCKS - 97.5%
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 2.7%
     275,000 Arvin Industries, Inc. ...........................   $    9,985,937
     725,000 Ford Motor Co. ...................................       42,775,000
                                                                  --------------
                                                                      52,760,937
                                                                  --------------
             BANKS - 10.2%
     478,500 Banc One Corp. ...................................       26,706,281
     350,000 BankBoston Corp. .................................       19,468,750
     155,000 Bankers Trust Corp. ..............................       17,989,688
     410,000 Chase Manhattan Corp. ............................       30,955,000
     260,000 First Chicago NBD Corp. ..........................       23,042,500
     225,000 Fleet Financial Group, Inc. ......................       18,787,500
     550,000 KeyCorp...........................................       19,593,750
     375,000 NationsBank Corp. ................................       28,687,500
     375,000 SouthTrust Corp. .................................       16,312,500
                                                                  --------------
                                                                     201,543,469
                                                                  --------------
             BUILDING, CONSTRUCTION & FURNISHINGS - 1.6%
     235,000 *American Standard Companies, Inc.................       10,501,563
     360,000 Masco Corp. ......................................       21,780,000
                                                                  --------------
                                                                      32,281,563
                                                                  --------------
             BUSINESS EQUIPMENT &
              SERVICES - 0.5%
     200,000 *Compuware Corp. .................................       10,225,000
                                                                  --------------
             CAPITAL GOODS - 1.3%
     200,000 Case Corp. .......................................        9,650,000
     100,000 Deere & Co. ......................................        5,287,500
     285,000 LucasVarity Plc, ADR..............................       11,346,563
                                                                  --------------
                                                                      26,284,063
                                                                  --------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 3.6%
     200,000 *Cytec Industries, Inc. ..........................        8,850,000
     120,000 Dow Chemical Co. .................................       11,602,500
     460,000 Du Pont (E. I.) De Nemours & Co. .................       34,327,500
     175,000 Pioneer Hi-Bred International, Inc. ..............        7,240,625
     165,000 Union Carbide Corp. ..............................        8,806,875
                                                                  --------------
                                                                      70,827,500
                                                                  --------------
             COMMUNICATION SYSTEMS & SERVICES - 2.8%
     390,000 *Cisco Systems, Inc. .............................       35,904,375
     400,000 *WorldCom, Inc. ..................................       19,375,000
                                                                  --------------
                                                                      55,279,375
                                                                  --------------
             CONSUMER PRODUCTS &
              SERVICES - 4.3%
     300,000 Black & Decker Corp. .............................       18,300,000
     425,000 *Fruit Of The Loom, Inc. Cl. A....................       14,104,688
     150,000 Gillette Co. .....................................        8,503,125
     375,000 Premark International, Inc. ......................       12,093,750
     355,000 Stanley Works.....................................       14,754,687
     250,000 Whirlpool Corp. ..................................       17,187,500
                                                                  --------------
                                                                      84,943,750
                                                                  --------------
             DIVERSIFIED COMPANIES - 1.1%
     335,000 Tyco International Ltd. ..........................       21,105,000
                                                                  --------------

             ELECTRICAL EQUIPMENT &
              SERVICES - 2.3%
     490,000 General Electric Co. .............................   $   44,590,000
                                                                  --------------
             ENVIRONMENTAL SERVICES - 1.6%
     400,000 *Allied Waste Industries, Inc. ...................        9,587,500
     460,000 *USA Waste Services, Inc. ........................       22,712,500
                                                                  --------------
                                                                      32,300,000
                                                                  --------------
             FINANCE & INSURANCE - 6.4%
     215,000 Allmerica Financial Corp. ........................       13,975,000
     150,000 Allstate Corp. ...................................       13,734,375
     235,000 *Amerin Corp. ....................................        6,859,063
     290,000 Franklin Resources, Inc. .........................       15,660,000
     100,000 Loews Corp. ......................................        8,712,500
     280,000 Morgan Stanley, Dean Witter,
              Discover & Co. ..................................       25,585,000
     135,000 PMI Group, Inc. ..................................        9,905,625
     215,000 Providian Financial Corp. ........................       16,890,937
     280,000 UNUM Corp. .......................................       15,540,000
                                                                  --------------
                                                                     126,862,500
                                                                  --------------
             FOOD & BEVERAGE PRODUCTS - 7.4%
     250,000 Bestfoods.........................................       14,515,625
     400,000 Coca Cola Co. ....................................       34,200,000
     460,000 Conagra, Inc. ....................................       14,576,250
     280,000 Fortune Brands, Inc. .............................       10,762,500
     625,000 Philip Morris Companies, Inc. ....................       24,609,375
     520,000 RJR Nabisco Holdings Corp. .......................       12,350,000
     430,000 *Safeway, Inc. ...................................       17,495,625
     305,000 Sara Lee Corp. ...................................       17,060,937
                                                                  --------------
                                                                     145,570,312
                                                                  --------------
             HEALTHCARE PRODUCTS &
              SERVICES - 11.1%
     460,000 Abbott Laboratories...............................       18,802,500
     305,000 *Amgen, Inc. .....................................       19,939,375
     300,000 *Boston Scientific Corp. .........................       21,487,500
     270,000 *Covance, Inc. ...................................        6,075,000
     460,000 HBO & Co. ........................................       16,215,000
     450,000 *Health Management Associates, Inc. Cl. A.........       15,046,875
     620,000 *HEALTHSOUTH Corp. ...............................       16,546,250
     300,000 *Lincare Holdings, Inc. ..........................       12,618,750
     970,000 *MedPartners, Inc. ...............................        7,760,000
     100,000 Pfizer, Inc. .....................................       10,868,750
     200,000 Schering-Plough Corp. ............................       18,325,000
     525,000 SmithKline Beecham Plc, ADR.......................       31,762,500
     540,000 *Tenet Healthcare Corp. ..........................       16,875,000
     190,000 Teva Pharmaceutical Industries Ltd., ADR..........        6,685,625
                                                                  --------------
                                                                     219,008,125
                                                                  --------------
             INFORMATION SERVICES & TECHNOLOGY - 12.2%
     280,000 *3Com Corp. ......................................        8,592,500
     350,000 *Adaptec, Inc. ...................................        5,009,375
     270,000 *Altera Corp. ....................................        7,981,875
     325,000 *Applied Materials, Inc. .........................        9,587,500
     400,000 *Cadence Design Systems, Inc. ....................       12,500,000
     765,000 Compaq Computer Corp. ............................       21,706,875

           [LOGO OF EVERGREEN SELECT COMMON STOCK FUND APPEARS HERE]

                                 June 30, 1998
                  See Combined Notes to Financial Statements.

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             INFORMATION SERVICES &
              TECHNOLOGY - CONTINUED
     275,000 Computer Associates International, Inc. ..........   $   15,279,687
     180,000 *Dell Computer Corp. .............................       16,706,250
     270,000 Intel Corp. ......................................       20,013,750
     300,000 International Business Machines Corp. ............       34,443,750
     245,000 *Microsoft Corp. .................................       26,551,875
     210,000 *Network Associates, Inc. ........................       10,053,750
     500,000 *Oracle Systems Corp. ............................       12,281,250
     390,000 *Quantum Corp. ...................................        8,092,500
     210,000 *Sanmina Corp. ...................................        9,108,750
     200,000 *SCI Systems, Inc. ...............................        7,525,000
     200,000 *Synopsys, Inc. ..................................        9,150,000
     175,000 Varian Associates, Inc. ..........................        6,825,000
                                                                  --------------
                                                                     241,409,687
                                                                  --------------
             METAL PRODUCTS & SERVICES - 1.1%
     110,000 Aluminum Co. of America...........................        7,253,125
     285,000 Crown Cork & Seal Co., Inc. ......................       13,537,500
                                                                  --------------
                                                                      20,790,625
                                                                  --------------
             OIL/ENERGY - 8.5%
     140,000 Anadarko Petroleum Corp. .........................        9,406,250
     145,000 Ashland, Inc. ....................................        7,485,625
     465,000 Enron Corp. ......................................       25,139,062
     530,000 *Newpark Resources, Inc. .........................        5,896,250
     339,300 *Ocean Energy, Inc. ..............................        6,637,556
     435,000 Phillips Petroleum Co. ...........................       20,961,563
     300,000 Sonat, Inc. ......................................       11,587,500
     520,000 Texaco, Inc. .....................................       31,037,500
     460,000 Tosco Corp. ......................................       13,512,500
     460,000 Ultramar Diamond Shamrock Corp. ..................       14,518,750
     680,000 YPF SA, ADR.......................................       20,442,500
                                                                  --------------
                                                                     166,625,056
                                                                  --------------
             OIL FIELD SERVICES - 1.8%
     380,000 Diamond Offshore Drilling, Inc. ..................       15,200,000
     270,000 *EVI Weatherford Inc. ............................       10,023,750
     478,000 *R & B Falcon Corp. ..............................       10,814,750
                                                                  --------------
                                                                      36,038,500
                                                                  --------------
             REAL ESTATE - 1.6%
     460,000 FelCor Suite Hotels, Inc. REIT....................       14,432,500
     500,000 Simon DeBartolo Group, Inc. REIT..................       16,250,000
                                                                  --------------
                                                                      30,682,500
                                                                  --------------
             RETAILING & WHOLESALE - 6.5%
     530,000 Dayton Hudson Corp. ..............................       25,705,000
     890,000 Family Dollar Stores, Inc. .......................       16,465,000
     425,000 *Federated Department Stores, Inc. ...............       22,870,313
     200,000 Liz Claiborne, Inc. ..............................       10,450,000

* Non-income producing securities.
(a) At June 30, 1998, the repurchase agreement was collateralized by:
    $14,505,000 U.S. Treasury Notes, 4.75%, 8/31/98; value including ac-crued interest --$14,719,779.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

   Shares                                                            Value
  COMMON STOCKS - CONTINUED
             RETAILING & WHOLESALE - CONTINUED
     400,000 *Reebok International Ltd. ......................   $   11,075,000
     475,000 Sears, Roebuck & Co. ............................       29,004,687
     520,000 *Toys R Us, Inc. ................................       12,252,500
                                                                 --------------
                                                                    127,822,500
                                                                 --------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 1.3%
     130,000 Nokia Corp. ADR..................................        9,433,125
     437,287 *Qwest Communications International Inc. ........       15,250,384
                                                                 --------------
                                                                     24,683,509
                                                                 --------------
             TRANSPORTATION - 1.5%
     210,000 Burlington Northern Santa Fe.....................       20,619,375
     295,000 Norfolk Southern Corp. ..........................        8,794,688
                                                                 --------------
                                                                     29,414,063
                                                                 --------------
             UTILITIES - ELECTRIC - 3.7%
     585,000 Cinergy Corp. ...................................       20,475,000
     370,000 CMS Energy Corp. ................................       16,280,000
     510,000 GPU, Inc. .......................................       19,284,375
     465,000 UtiliCorp United, Inc. ..........................       17,524,687
                                                                 --------------
                                                                     73,564,062
                                                                 --------------
             UTILITIES - TELEPHONE - 2.4%
     312,500 Century Telephone Enterprises, Inc. .............       14,335,938
     575,000 GTE Corp. .......................................       31,984,375
                                                                 --------------
                                                                     46,320,313
                                                                 --------------
             Total Common Stocks
              (cost $1,309,844,291)...........................    1,920,932,409
                                                                 --------------
 SHORT-TERM INVESTMENTS - 2.5%
             MONEY MARKET SHARES - 1.8%
  35,709,596 Valiant General Fund
              5.44%, 7/1/98
              (cost $35,709,596)..............................       35,709,596
                                                                 --------------

  Principal
   Amount
             REPURCHASE AGREEMENT - 0.7%
 $14,430,904 Dresdner Bank AG
              5.70%, purchased 6/30/98, maturing 7/1/98,
              maturity value $14,433,189 (cost
              $14,430,904) (a) ...............................       14,430,904
                                                                 --------------
             Total Short-Term Investments
              (cost $50,140,500)..............................       50,140,500
                                                                 --------------
             TOTAL INVESTMENTS -
              (COST $1,359,984,791).....................  100.0%  1,971,072,909
             OTHER ASSETS AND
              LIABILITIES - NET.........................    0.0        (412,972)
                                                          -----  --------------
             NET ASSETS.................................  100.0% $1,970,659,937
                                                          =====  ==============

        [LOGO OF EVERGREEN SELECT DIVERSIFIED VALUE FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

   Shares                                                  Value
 COMMON STOCKS - 98.3%
            AUTOMOTIVE EQUIPMENT & MANUFACTURING -
              1.0%
    125,000 Goodyear Tire & Rubber Co................   $  8,054,688
                                                        ------------
            BANKS - 12.7%
    108,800 Bankers Trust Corp.......................     12,627,600
    376,800 Chase Manhattan Corp.....................     28,448,400
     92,300 Citicorp.................................     13,775,775
    135,800 First Chicago NBD Corp...................     12,035,275
     49,200 Fleet Financial Group, Inc...............      4,108,200
    350,800 NationsBank Corp.........................     26,836,200
     58,400 PNC Bank Corp............................      3,142,650
                                                        ------------
                                                         100,974,100
                                                        ------------
            BUSINESS EQUIPMENT & SERVICES - 1.4%
    116,500 *Compuware Corp..........................      5,956,063
    219,700 *Stratus Computer, Inc...................      5,561,156
                                                        ------------
                                                          11,517,219
                                                        ------------
            CAPITAL GOODS - 0.6%
     97,400 Case Corp................................      4,699,550
                                                        ------------
            CHEMICAL & AGRICULTURAL PRODUCTS - 1.9%
    205,400 Du Pont (E. I.) De Nemours & Co..........     15,327,975
                                                        ------------
            COMMUNICATION SYSTEMS & SERVICES - 5.8%
    210,200 *Cisco Systems, Inc......................     19,351,537
    149,700 *Tellabs, Inc............................     10,722,263
    341,000 *WorldCom, Inc...........................     16,517,187
                                                        ------------
                                                          46,590,987
                                                        ------------
            CONSUMER PRODUCTS & SERVICES - 3.7%
    200,000 Procter & Gamble Co......................     18,212,500
     56,300 Stanley Works............................      2,339,969
    132,600 Whirlpool Corp...........................      9,116,250
                                                        ------------
                                                          29,668,719
                                                        ------------
            DIVERSIFIED COMPANIES - 3.1%
    385,800 Tyco International Ltd...................     24,305,400
                                                        ------------
            ELECTRICAL EQUIPMENT & SERVICES - 3.6%
    310,900 General Electric Co......................     28,291,900
                                                        ------------
            FINANCE & INSURANCE - 5.4%
    151,800 Allstate Corp............................     13,899,187
    137,500 Countrywide Credit Industries, Inc.......      6,978,125
    102,400 Lehman Brothers Holdings, Inc............      7,942,400
    130,000 Loews Corp...............................     11,326,250
     46,200 Travelers Group, Inc.....................      2,800,875
                                                        ------------
                                                          42,946,837
                                                        ------------
            FOOD & BEVERAGE PRODUCTS - 10.1%
    363,300 Bestfoods................................     21,094,106
    224,800 Coca Cola Co.............................     19,220,400
    141,700 Fortune Brands, Inc......................      5,446,594
    472,300 Philip Morris Companies, Inc.............     18,596,812
    390,000 *Safeway, Inc............................     15,868,125
                                                        ------------
                                                          80,226,037
                                                        ------------
            HEALTHCARE PRODUCTS & SERVICES - 14.4%
    236,300 Bristol-Myers Squibb Co.................   $ 27,159,731
    526,400 HBO & Co................................     18,555,600
    419,800 *HEALTHSOUTH Corp.......................     11,203,412
     88,700 *Lincare Holdings, Inc..................      3,730,944
    228,500 Pfizer, Inc.............................     24,835,094
     82,300 *Quintiles Transnational Corp...........      4,048,131
    255,000 SmithKline Beecham Plc, ADR.............     15,427,500
    322,600 *Tenet Healthcare Corp..................     10,081,250
                                                       ------------
                                                        115,041,662
                                                       ------------
            INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES - 0.3%
     50,000 *USA Waste Services, Inc................      2,468,750
                                                       ------------
            INFORMATION SERVICES & TECHNOLOGY - 5.5%
     78,200 Intel Corp..............................      5,796,575
    103,900 International Business Machines Corp....     11,929,019
    131,000 *Microsoft Corp.........................     14,197,125
    190,300 *Network Associates, Inc................      9,110,612
     69,300 *Sun Microsystems, Inc..................      3,010,219
                                                       ------------
                                                         44,043,550
                                                       ------------
            MANUFACTURING - DISTRIBUTING - 1.8%
    167,400 Philips Electronics NV..................     14,229,000
                                                       ------------
            METAL PRODUCTS & SERVICES - 1.1%
     22,875 Alumax, Inc.............................      1,060,828
    238,000 USX United States Steel Group...........      7,854,000
                                                       ------------
                                                          8,914,828
                                                       ------------
            OIL/ENERGY - 5.5%
    170,000 Cabot Corp..............................      5,493,125
    220,400 Mobil Corp..............................     16,888,150
    192,700 Tosco Corp..............................      5,660,562
    315,500 Ultramar Diamond Shamrock Corp..........      9,957,969
    200,000 YPF SA, ADR.............................      6,012,500
                                                       ------------
                                                         44,012,306
                                                       ------------
            OIL FIELD SERVICES - 1.2%
     79,800 Diamond Offshore Drilling, Inc..........      3,192,000
    280,300 *R & B Falcon Corp......................      6,341,788
                                                       ------------
                                                          9,533,788
                                                       ------------
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 2.7%
    760,000 News Corp. Ltd..........................     21,470,000
                                                       ------------
            REAL ESTATE - 1.8%
    457,800 FelCor Suite Hotels, Inc. REIT..........     14,363,475
                                                       ------------
            RETAILING & WHOLESALE - 4.7%
     99,000 Dayton Hudson Corp......................      4,801,500
    375,000 *Federated Department Stores, Inc.......     20,179,688
    206,900 Sears, Roebuck & Co.....................     12,633,831
                                                       ------------
                                                         37,615,019
                                                       ------------

        [LOGO OF EVERGREEN SELECT DIVERSIFIED VALUE FUND APPEARS HERE]

                                 June 30, 1998


   Shares                                                 Value
 COMMON STOCKS - CONTINUED
            TELECOMMUNICATION SERVICES & EQUIPMENT -
              0.7%
     74,300 Nokia Corp., ADR........................   $  5,391,394
                                                       ------------
            TEXTILE & APPAREL - 0.8%
    129,300 V. F. Corp..............................      6,658,950
                                                       ------------
            TRANSPORTATION - 1.2%
    100,000 Burlington Northern Santa Fe............      9,818,750
                                                       ------------
            UTILITIES - ELECTRIC - 5.2%
    367,900 Cinergy Corp............................     12,876,500
    554,300 Houston Industries, Inc.................     17,114,012
    129,000 Pinnacle West Capital Corp..............      5,805,000
    143,000 UtiliCorp United, Inc...................      5,389,313
                                                       ------------
                                                         41,184,825
                                                       ------------
            UTILITIES - TELEPHONE - 2.1%
    300,000 GTE Corp................................     16,687,500
                                                       ------------
            Total Common Stocks
             (cost $719,320,111)....................   $784,037,209
                                                       ------------

* Non-income producing securities.
(a) At June 30, 1998, the repurchase agreement was collateralized by:
    $8,922,000 U.S. Treasury Notes, 4.75%, 8/31/98; value including ac-crued interest - $9,054,110 and $13,315,000 U.S. Treasury Notes, 5.625%, 12/31/99, value including accrued interest - $13,327,516.
144A Securities that may be resold to "qualified institutional buyers"
     under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

   Shares                                                             Value
 CONVERTIBLE PREFERRED - 0.6%
             CAPITAL GOODS - 0.6%
      45,400 Case Corp.
              4.50%, Series A, 144A.............................   $  5,079,125
                                                                   ------------
             Total Convertible Preferred (cost $6,310,600)......   $  5,079,125
                                                                   ------------
 SHORT-TERM INVESTMENTS - 2.8%
             REPURCHASE AGREEMENT - 2.8%
 $21,939,066 Dresdner Bank AG 5.70%, purchased 6/30/98, maturing
              7/1/98, maturity value $21,942,540
              (cost $21,939,066) (a)............................   $ 21,939,066
                                                                   ------------

            TOTAL INVESTMENTS -(COST $747,569,777).......   101.7%  811,055,400
            OTHER ASSETS AND LIABILITIES - NET...........    (1.7)  (13,493,304)
                                                            -----  ------------
            NET ASSETS...................................   100.0% $797,562,096
                                                            =====  ============

                  See Combined Notes to Financial Statements.

          [LOGO PF EVERGREEN SELECT EQUITY INCOME FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

  Shares                                                   Value
 COMMON STOCKS - 74.9%
           AEROSPACE & DEFENSE - 0.9%
    20,000 United Technologies Corp..................   $  1,850,000
                                                        ------------
           BANKS - 10.6%
   110,000 BankBoston Corp...........................      6,118,750
    80,000 Fleet Financial Group, Inc................      6,680,000
    80,000 PNC Bank Corp.............................      4,305,000
    80,000 Union Planters Corp. Rts..................      4,705,000
                                                        ------------
                                                          21,808,750
                                                        ------------
           CHEMICAL & AGRICULTURAL PRODUCTS - 2.8%
    60,000 Dow Chemical Co...........................      5,801,250
                                                        ------------
           COMMUNICATION SYSTEMS & SERVICES - 2.4%
   100,000 *WorldCom, Inc............................      4,843,750
                                                        ------------
           ELECTRICAL EQUIPMENT & SERVICES - 3.1%
    70,000 General Electric Co.......................      6,370,000
                                                        ------------
           FOOD & BEVERAGE PRODUCTS - 3.4%
   100,000 Philip Morris Companies, Inc..............      3,937,500
   130,000 RJR Nabisco Holdings Corp.................      3,087,500
                                                        ------------
                                                           7,025,000
                                                        ------------
           HEALTHCARE PRODUCTS & SERVICES - 2.8%
    50,000 Bristol-Myers Squibb Co...................      5,746,875
                                                        ------------
           INFORMATION SERVICES & TECHNOLOGY - 5.4%
   100,000 *Altera Corp..............................      2,953,125
    40,000 International Business Machines Corp......      4,592,500
    75,000 *Network Associates, Inc..................      3,588,281
                                                        ------------
                                                          11,133,906
                                                        ------------
           OIL/ENERGY - 11.3%
   100,000 Enron Corp................................      5,406,250
   250,000 *Newpark Resources, Inc...................      2,781,250
    70,000 Texaco, Inc...............................      4,178,125
   200,000 Ultramar Diamond Shamrock Corp............      6,312,500
   155,000 YPF SA, ADR...............................      4,659,688
                                                        ------------
                                                          23,337,813
                                                        ------------
           OIL FIELD SERVICES - 1.1%
   100,000 *R & B Falcon Corp........................      2,262,500
                                                        ------------
           REAL ESTATE - 4.7%
   100,000 FelCor Suite Hotels, Inc. REIT............      3,137,500
   200,000 Simon DeBartolo Group, Inc. REIT..........      6,500,000
                                                        ------------
                                                           9,637,500
                                                        ------------
           TRANSPORTATION - 1.9%
    40,280 Burlington Northern Santa Fe..............      3,954,993
                                                        ------------
           UTILITIES - ELECTRIC - 21.5%
   225,000 Cinergy Corp..............................      7,875,000
   130,000 CMS Energy Corp...........................      5,720,000
   175,000 GPU, Inc..................................      6,617,187
   220,000 Houston Industries, Inc...................      6,792,500

   Shares                                             Value
 COMMON STOCKS - CONTINUED
            UTILITIES - ELECTRIC - (CONTINUED)
    250,000 PacifiCorp..........................   $  5,656,250
    125,000 Pinnacle West Capital Corp..........      5,625,000
    160,000 UtiliCorp United, Inc...............      6,030,000
                                                   ------------
                                                     44,315,937
                                                   ------------
            UTILITIES - TELEPHONE - 3.0%
    110,000 GTE Corp............................      6,118,750
                                                   ------------
            Total Common Stocks
             (cost $120,529,688)................   $154,207,024
                                                   ------------
 CONVERTIBLE PREFERRED - 13.6%
            CAPITAL GOODS - 2.2%
     40,000 Case Corp. 4.50%, Series A..........      4,475,000
                                                   ------------
            FOOD & BEVERAGE PRODUCTS - 3.1%
    100,000 Ralston Purina Co. 7.00%, SAILS
             (exchangeable for Interstate
             Bakeries Common Stock).............      6,350,000
                                                   ------------
            OIL/ENERGY - 2.2%
     65,000 Tosco Financing Trust 5.75%, 144A...      3,640,000
     15,000 Tosco Financing Trust 5.75%.........        840,000
                                                   ------------
                                                      4,480,000
                                                   ------------
            OIL FIELD SERVICES - 2.2%
    110,000 EVI, Inc. 5.00%, 144A...............      4,661,800
                                                   ------------
            PAPER & PACKAGING - 2.4%
    110,000 Crown Cork & Seal Co., Inc.
             4.50%, MIPS........................      4,922,500
                                                   ------------
            REAL ESTATE - 1.5%
    125,000 Felcor Suite Hotels, Inc.
             $1.95, Series A....................      3,031,250
                                                   ------------
            Total Convertible Preferred
             (cost $30,188,834).................   $ 27,920,550
                                                   ------------

 Principal
   Amount
 CONVERTIBLE DEBENTURES - 2.4%
            ENVIRONMENTAL SERVICES - 2.4%
 $4,000,000 *USA Waste Services, Inc.
             4.00%, 2/1/02......................      4,970,000
                                                   ------------
            Total Convertible Debentures
             (cost $4,281,453)..................   $  4,970,000
                                                   ------------
 U.S. GOVERNMENT OBLIGATIONS - 6.7%
            U.S. Treasury Notes
  2,000,000 6.125%, 7/31/00.....................      2,024,376
  2,000,000 6.125%, 9/30/00.....................      2,025,626
  2,000,000 6.125%, 12/31/01....................      2,036,252
  1,500,000 6.50%, 4/30/99......................      1,512,189
  2,000,000 6.50%, 8/31/01......................      2,054,376
    500,000 6.625%, 6/30/01.....................        514,688
  1,940,000 6.875%, 7/31/99.....................      1,967,282
    500,000 7.25%, 5/15/04......................        542,656
  1,000,000 7.75%, 11/30/99.....................      1,030,001
                                                   ------------
            Total U.S. Government Obligations
             (cost $13,440,446).................   $ 13,707,446
                                                   ------------

          [LOGO OF EVERGREEN SELECT EQUITY INCOME FUND APPEARS HERE]

                                 June 30, 1998


 Principal
   Amount                                Value
 SHORT-TERM INVESTMENTS - 2.4%
            REPURCHASE AGREEMENT -
             1.9%
 $3,928,059 Dresdner Bank AG
             5.70%, purchased
             6/30/98, maturing
             7/1/98, maturity value
             $3,928,681
             (cost $3,928,059) (a)..  $  3,928,059
                                      ------------


  Shares                                                  Value
 SHORT-TERM INVESTMENTS - CONTINUED
           MONEY MARKET SHARES - 0.5%
 1,047,329 Valiant General Fund 5.44%, 7/1/98 (cost
            1,047,329)..............................   $  1,047,329
                                                       ------------
           Total Short-Term Investments
            (cost $4,975,388).......................   $  4,975,388
                                                       ------------

           TOTAL INVESTMENTS -(COST $173,415,809)........   100.0%  205,780,408
           OTHER ASSETS AND LIABILITIES - NET............     0.0       (35,207)
                                                            -----  ------------
           NET ASSETS....................................   100.0% $205,745,201
                                                            =====  ============

* Non-income producing securities.
(a) At June 30, 1998, the repurchase agreement was collateralized by:
    $3,950,000 U.S. Treasury Notes, 4.75%, 8/31/98; value including accrued in-terest - $4,008,489.
144A Securities that may be resold to "qualified institutional buyers" under
     Rule 144A of the Securities Act of 1933. These securities have been deter-mined to be liquid under guidelines established by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
MIPS Monthly Income Producing Securities
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

         [LOGO OF EVERGREEN SELECT LARGE CAP BLEND FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

  Shares                                                               Value
 COMMON STOCKS - 98.5%
           BANKS - 11.7%
   125,000 Banc One Corp.........................................   $  6,976,563
   248,400 BankBoston Corp.......................................     13,817,250
    60,070 Bankers Trust Corp....................................      6,971,874
    69,000 First Chicago NBD Corp................................      6,115,125
    82,000 Fleet Financial Group, Inc............................      6,847,000
   171,000 NationsBank Corp......................................     13,081,500
    98,900 Union Planters Corp...................................      5,816,556
                                                                    ------------
                                                                      59,625,868
                                                                    ------------
           BUILDING, CONSTRUCTION & FURNISHINGS - 2.6%
   217,200 Masco Corp............................................     13,140,600
                                                                    ------------
           BUSINESS EQUIPMENT & SERVICES - 1.4%
   141,000 *Compuware Corp.......................................      7,208,625
                                                                    ------------
           CHEMICAL & AGRICULTURAL PRODUCTS - 2.3%
   158,300 Du Pont (E. I.) De Nemours & Co.......................     11,813,137
                                                                    ------------
           COMMUNICATION SYSTEMS & SERVICES - 5.3%
   147,700 *Cisco Systems, Inc...................................     13,597,631
    96,000 *Tellabs, Inc.........................................      6,876,000
   133,000 *WorldCom, Inc........................................      6,442,188
                                                                    ------------
                                                                      26,915,819
                                                                    ------------
           CONSUMER PRODUCTS & SERVICES - 6.6%
   413,800 *Cendant Corp.........................................      8,638,075
   145,900 Procter & Gamble Co...................................     13,286,019
   125,350 Stanley Works.........................................      5,209,859
    97,600 Whirlpool Corp........................................      6,710,000
                                                                    ------------
                                                                      33,843,953
                                                                    ------------
           DIVERSIFIED COMPANIES - 2.8%
   226,000 Tyco International Ltd................................     14,238,000
                                                                    ------------
           ELECTRICAL EQUIPMENT & SERVICES - 3.1%
   172,560 General Electric Co...................................     15,702,960
                                                                    ------------
           FINANCE & INSURANCE - 7.7%
   139,800 Allstate Corp.........................................     12,800,438
    68,500 Merrill Lynch & Co., Inc..............................      6,319,125
   224,500 Travelers Group, Inc..................................     13,610,312
   119,000 UNUM Corp.............................................      6,604,500
                                                                    ------------
                                                                      39,334,375
                                                                    ------------
           FOOD & BEVERAGE PRODUCTS - 6.5%
   113,500 Bestfoods.............................................      6,590,094
   162,850 Coca Cola Co..........................................     13,923,675
   173,600 *Safeway, Inc.........................................      7,063,350
   105,500 Sara Lee Corp.........................................      5,901,406
                                                                    ------------
                                                                      33,478,525
                                                                    ------------
           HEALTHCARE PRODUCTS & SERVICES - 17.3%
   124,000 Bristol-Myers Squibb Co...............................     14,252,250
   361,400 HBO & Co..............................................     12,739,350

  Shares                                                  Value
 COMMON STOCKS - CONTINUED
           HEALTHCARE PRODUCTS & SERVICES - CONTINUED
   515,000 *HEALTHSOUTH Corp........................   $ 13,744,062
   172,885 Johnson & Johnson........................     12,750,269
   187,180 *Lincare Holdings, Inc...................      7,873,259
    98,870 Pfizer, Inc..............................     10,745,933
   131,000 *Quintiles Transnational Corp............      6,443,563
   103,500 SmithKline Beecham Plc, ADR..............      6,261,750
    65,000 *Universal Health Services, Inc. Cl. B...      3,794,375
                                                       ------------
                                                         88,604,811
                                                       ------------
           INDUSTRIAL SPECIALTY PRODUCTS &
            SERVICES - 1.2%
   129,300 *USA Waste Services, Inc.................      6,384,188
                                                       ------------
           INFORMATION SERVICES & TECHNOLOGY - 9.4%
   417,800 Compaq Computer Corp.....................     11,855,075
    64,200 Intel Corp...............................      4,758,825
   138,000 *Microsoft Corp..........................     14,955,750
   186,000 *Network Associates, Inc.................      8,904,750
   180,960 *Sanmina Corp............................      7,849,140
                                                       ------------
                                                         48,323,540
                                                       ------------
           METAL PRODUCTS & SERVICES - 1.2%
    92,400 Aluminum Co. of America..................      6,092,625
                                                       ------------
           OIL/ENERGY - 5.8%
    78,000 Mobil Corp...............................      5,976,750
   197,400 Texaco, Inc..............................     11,782,313
   217,825 Tosco Corp...............................      6,398,609
   183,700 YPF SA, ADR..............................      5,522,481
                                                       ------------
                                                         29,680,153
                                                       ------------
           PUBLISHING, BROADCASTING &
            ENTERTAINMENT - 1.6%
   247,200 News Corp, Ltd...........................      7,941,300
                                                       ------------
           REAL ESTATE - 0.9%
   153,800 FelCor Suite Hotels, Inc. REIT...........      4,825,475
                                                       ------------
           RETAILING & WHOLESALE - 2.9%
   157,200 Dayton Hudson Corp.......................      7,624,200
   138,415 *Federated Department Stores, Inc........      7,448,457
                                                       ------------
                                                         15,072,657
                                                       ------------
           TRANSPORTATION - 1.2%
    63,000 Burlington Northern Santa Fe.............      6,185,813
                                                       ------------
           UTILITIES - ELECTRIC - 3.2%
   323,700 Cinergy Corp.............................     11,329,500
   220,000 PacifiCorp...............................      4,977,500
                                                       ------------
                                                         16,307,000
                                                       ------------
           UTILITIES - TELEPHONE - 3.8%
   172,500 Century Telephone Enterprises, Inc.......      7,913,438
   207,700 GTE Corp.................................     11,553,312
                                                       ------------
                                                         19,466,750
                                                       ------------
           Total Common Stocks (cost $383,644,524)..   $504,186,174
                                                       ------------

         [LOGO OF EVERGREEN SELECT LARGE CAP BLEND FUND APPEARS HERE]

                                 June 30, 1998


 Principal
   Amount                                                             Value
 SHORT-TERM INVESTMENTS - 1.3%
            REPURCHASE AGREEMENT - 1.3%
 $6,563,308 Dresdner Bank AG
             5.70%, purchased 6/30/98, maturing 7/1/98, maturity
             value $6,564,347 (cost $6,563,308) (b).............   $  6,563,308
                                                                   ------------

* Non-income producing securities.
(a) Less than one-tenth percent.
(b) At June 30, 1998, the repurchase agreement was collateralized by:
    $6,600,000 U.S. Treasury Notes, 4.75%, 8/31/98; value including ac-crued interest -$6,697,728.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

  Shares                                                  Value
 SHORT-TERM INVESTMENTS - CONTINUED
           MONEY MARKET SHARES - 0.0% (A)
   317,568 Valiant General Fund
            5.44%, 7/1/98 (cost $317,568)...........   $    317,568
                                                       ------------
           Total Short-Term Investments
            (cost $6,880,876).......................   $  6,880,876
                                                       ------------
           TOTAL INVESTMENTS -(COST $390,525,400).........    99.8%  511,067,050
           OTHER ASSETS AND
            LIABILITIES - NET.............................     0.2       799,527
                                                             -----  ------------
           NET ASSETS.....................................   100.0% $511,866,577
                                                             =====  ============

                  See Combined Notes to Financial Statements.

         [LOGO OF EVERGREEN SELECT SMALL CAP GROWTH FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

  Shares                                                                Value
 COMMON STOCKS - 98.4%
           ADVERTISING & RELATED SERVICES - 2.1%
    51,100 *ADVO, Inc.............................................   $ 1,440,381
                                                                     -----------
           BANKS - 3.4%
    35,900 Dime Community Bancorp, Inc. ..........................     1,000,713
    34,300 SIS Bancorp, Inc. .....................................     1,326,981
                                                                     -----------
                                                                       2,327,694
                                                                     -----------
           BUILDING, CONSTRUCTION & FURNISHINGS - 5.3%
    22,100 *CompX International, Inc. Cl. A.......................       477,912
    69,000 General Cable Corp.....................................     1,992,375
    40,500 Oakwood Homes Corp. ...................................     1,215,000
                                                                     -----------
                                                                       3,685,287
                                                                     -----------
           BUSINESS EQUIPMENT & SERVICES - 2.3%
    73,500 *Market Facts, Inc. ...................................     1,571,062
                                                                     -----------
           CHEMICAL & AGRICULTURAL PRODUCTS - 2.0%
    33,800 OM Group, Inc..........................................     1,394,250
                                                                     -----------
           CONSUMER PRODUCTS & SERVICES - 7.8%
    59,300 *Chattem, Inc..........................................     1,578,863
    64,450 *Equity Corp. International............................     1,546,800
    67,700 *Helen of Troy Ltd. ...................................     1,476,706
    21,800 *Scotts Co. Cl. A .....................................       812,050
                                                                     -----------
                                                                       5,414,419
                                                                     -----------
           EDUCATION - 7.0%
    27,200 *Bright Horizons Childrens, Inc. ......................       768,400
    33,800 *Career Education Corp.................................       836,550
    76,500 *Computer Learning Centers, Inc. ......................     1,905,328
    37,300 Strayer Education, Inc. ...............................     1,346,297
                                                                     -----------
                                                                       4,856,575
                                                                     -----------
           ELECTRICAL EQUIPMENT & SERVICES - 7.9%
    22,300 Applied Power, Inc. Cl. A..............................       766,563
    43,300 *Artisan Components, Inc...............................       573,725
    55,200 *DII Group, Inc........................................       943,575
    40,500 *Parlex Corp...........................................       556,875
    31,300 *Pri Automation, Inc...................................       534,056
    24,400 *QLogic Corp...........................................       870,012
    57,700 *Sipex Corp. ..........................................     1,238,747
                                                                     -----------
                                                                       5,483,553
                                                                     -----------
           FINANCE & INSURANCE - 5.3%
    33,200 *Annuity & Life Re (Holdings), Ltd. ...................       740,775
    12,900 Arthur J. Gallagher & Co...............................       577,275
    34,400 Blanch E W Holdings, Inc. .............................     1,264,200
    14,890 *Delphi Financial Group, Inc. .........................       838,493
    14,600 *Freedom Securities Corp...............................       264,625
                                                                     -----------
                                                                       3,685,368
                                                                     -----------
           FOOD & BEVERAGE PRODUCTS - 1.8%
    51,000 Smucker (J. M.) Co. Cl. A..............................     1,265,438
                                                                     -----------

           HEALTHCARE PRODUCTS & SERVICES - 5.5%
    28,800 *Curative Health Services, Inc. ..........   $   824,400
    51,100 *Healthcare Recoveries, Inc...............     1,015,612
    42,400 *ProMedCo Management Co...................       429,300
    22,900 *Renal Care Group, Inc....................     1,010,463
    23,700 *Wesley Jessen Visioncare, Inc............       547,322
                                                        -----------
                                                          3,827,097
                                                        -----------
           INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -
             2.7%
    59,400 *Halter Marine Group, Inc.................       894,712
    37,200 Roper Industries, Inc. ...................       971,850
                                                        -----------
                                                          1,866,562
                                                        -----------
           INFORMATION SERVICES & TECHNOLOGY - 14.1%
    38,700 *CCC Information Services Group, Inc......       660,319
    50,600 *Cognicase, Inc...........................       749,512
    52,900 *DA Consulting Group, Inc. ...............       767,050
    47,300 *Electronics for Imaging, Inc. ...........       996,256
    29,100 *Evolving Systems, Inc. ..................       324,647
    51,000 *FileNet Corp.............................     1,466,250
    25,100 *International Integration, Inc...........       436,112
    23,100 *JDA Software Group, Inc. ................     1,012,069
    13,900 *Lycos, Inc...............................     1,047,278
    52,100 *Platinum Software Corp...................     1,271,566
    50,300 *Project Software & Development, Inc. ....     1,020,147
                                                        -----------
                                                          9,751,206
                                                        -----------
           LEISURE & TOURISM - 1.2%
    28,700 *Steiner Leisure Ltd......................       871,763
                                                        -----------
           MANUFACTURING - DISTRIBUTING - 1.5%
    23,000 *National R. V. Holdings, Inc.............     1,035,000
                                                        -----------
           OIL/ENERGY - 2.1%
    72,500 *Newpark Resources, Inc...................       806,563
    32,400 *Seven Seas Petroleum, Inc................       656,100
                                                        -----------
                                                          1,462,663
                                                        -----------
           OIL FIELD SERVICES - 3.1%
    24,600 *Cal Dive International, Inc. ............       678,038
    25,700 Core Laboratories N.V. ...................       554,156
    31,300 *Friede Goldman International, Inc. ......       902,809
                                                        -----------
                                                          2,135,003
                                                        -----------
           PUBLISHING, BROADCASTING & ENTERTAINMENT -
             5.7%
    42,900 *Big Flower Holdings, Inc.................     1,287,000
    25,900 *Forrester Research, Inc..................     1,036,000
    40,700 *Hearst-Argyle Television, Inc. ..........     1,633,087
                                                        -----------
                                                          3,956,087
                                                        -----------
           RETAILING & WHOLESALE - 6.0%
    28,400 *Brylane, Inc.............................     1,306,400
    53,600 *Good Guys (The), Inc.....................       725,275
    32,000 *K & G Men's Center, Inc..................       726,000
    39,000 *Michaels Stores, Inc.....................     1,375,969
                                                        -----------
                                                          4,133,644
                                                        -----------

         [LOGO OF EVERGREEN SELECT SMALL CAP GROWTH FUND APPEARS HERE]

                                 June 30, 1998
                  See Combined Notes to Financial Statements.

  Shares                                                    Value
 COMMON STOCKS - CONTINUED
           TELECOMMUNICATION SERVICES & EQUIPMENT -
             8.5%
    45,100 *Antec Corp................................   $ 1,049,984
    55,000 *Esprit Telecom Group, Plc-ADR.............     1,007,188
    36,800 *Hyperion Telecommunications Cl. A.........       580,750
    30,400 *IDT Corp..................................       914,850
    50,600 *LCC International, Inc....................       931,356
    24,700 *MGC Communications, Inc...................       380,534
    61,200 *Viatel, Inc. .............................     1,034,663
                                                         -----------
                                                           5,899,325
                                                         -----------
           TRANSPORTATION - 2.5%
    85,700 *Fritz Companies, Inc......................     1,146,238
    29,700 *United Road Services, Inc.................       566,156
                                                         -----------
                                                           1,712,394
                                                         -----------
           UTILITIES - TELEPHONE - 0.6%
    45,500 *Telegroup, Inc. ..........................       422,297
                                                         -----------
           Total Common Stocks (cost $64,788,097).....   $68,197,068
                                                         -----------
 SHORT-TERM INVESTMENTS - 3.0%
            REPURCHASE AGREEMENT - 3.0%
 $2,053,000 Keystone Joint Repurchase Agreement, Investments in
             repurchase agreements, in a joint trading account,
             purchased 6/30/98,
             6.06%, maturing 7/1/98, maturity value $2,053,346
             (cost $2,053,000) (a)..............................   $ 2,053,000
                                                                   -----------
           TOTAL INVESTMENTS -(COST $66,841,097)..........   101.4%  70,250,068
           OTHER ASSETS AND
            LIABILITIES - NET.............................    (1.4)    (966,580)
                                                             -----  -----------
           NET ASSETS.....................................   100.0% $69,283,488
                                                             =====  ===========

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at June 30, 1998.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt

       [LOGO OF EVERGREEN SELECT SMALL COMPANY VALUE FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

  Shares                                                                Value
 COMMON STOCKS - 83.2%
           AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.6%
    30,000 *Sonic Automotive, Inc.................................   $   493,125
                                                                     -----------
           BANKS - 12.4%
    10,000 ABC Bancorp............................................       162,500
     5,000 Bank of Commerce.......................................        93,750
     7,875 Beverly Bancorp, Inc...................................       188,016
    14,500 *Britton & Koontz Capital Corp.........................       320,812
    27,500 BSB Bancorp, Inc.......................................       831,875
    67,400 *Civic Bancorp.........................................     1,204,775
    54,200 Commercial Bankshares, Inc.............................     1,314,350
    50,000 Cowlitz Bancorp........................................       603,125
    15,000 First Liberty Financial Corp...........................       367,500
    20,000 First State Bancorp....................................       482,500
    30,000 Granite State Bankshares, Inc..........................       836,250
    14,000 Hancock Holding Co.....................................       742,000
    25,000 Independent Bankshares, Inc............................       387,500
     5,000 Pointe Financial Corp..................................        75,625
    29,800 Seacoast Banking Corp. of Florida Cl. A................     1,147,300
    40,000 St. Paul Bancorp, Inc..................................       903,750
                                                                     -----------
                                                                       9,661,628
                                                                     -----------
           BUILDING, CONSTRUCTION & FURNISHINGS - 5.2%
    47,000 *CompX International, Inc. Cl. A.......................     1,016,375
    20,000 *D.R. Horton, Inc......................................       417,500
    20,000 *Eagle Hardware & Garden, Inc..........................       462,500
    10,000 Knoll, Inc.............................................       295,000
    15,000 *Monaco Coach Corp.....................................       438,750
    75,000 Shelby Williams Industries, Inc........................     1,125,000
    10,000 *Toll Brothers, Inc....................................       286,875
                                                                     -----------
                                                                       4,042,000
                                                                     -----------
           BUSINESS EQUIPMENT & SERVICES - 0.5%
     9,000 *Zebra Technologies Corp. Cl. A........................       384,750
                                                                     -----------
           CONSUMER PRODUCTS & SERVICES - 6.0%
    27,000 Bush Industries, Inc. Cl. A............................       587,250
    25,000 CPI Corp...............................................       595,312
    50,000 Maxwell Shoe, Inc. Cl. A...............................       993,750
    20,000 North Face, Inc. (The).................................       480,000
    40,000 *Play By Play Toys & Novelties, Inc....................       412,500
    20,000 Russ Berrie & Co., Inc.................................       500,000
    30,000 Stride Rite Corp.......................................       451,875
    35,000 York Group, Inc........................................       665,000
                                                                     -----------
                                                                       4,685,687
                                                                     -----------
           DIVERSIFIED COMPANIES - 1.1%
    35,000 Matthews International Corp. Cl. A.....................       859,688
                                                                     -----------
           ELECTRICAL EQUIPMENT & SERVICES - 5.2%
    50,000 *ADFlex Solutions, Inc.................................       443,750
     5,000 *Electro Scientific Industries, Inc....................       157,813
    30,000 Fair Issac & Co., Inc..................................     1,140,000
    27,000 *Hadco Corp............................................       629,437

           ELECTRICAL EQUIPMENT &
            SERVICES - (CONTINUED)
    10,000 Harman International Industries, Inc......   $   385,000
    22,000 *Photronic, Inc...........................       485,375
    55,000 *SMART Modular Technologies, Inc..........       804,375
                                                        -----------
                                                          4,045,750
                                                        -----------
           FINANCE & INSURANCE - 6.6%
     5,000 *Farm Family Holdings, Inc................       194,687
    10,000 Fidelity National Financial, Inc..........       398,125
    22,000 Frontier Insurance Group, Inc.............       496,375
    35,000 Grand Premier Financial, Inc..............       560,000
    36,400 Interstate/Johnson Lane, Inc..............     1,146,600
    10,000 LandAmerica Financial Group, Inc..........       572,500
    17,300 Meadowbrook Insurance Group, Inc..........       470,344
    50,000 Morgan Keegan, Inc........................     1,293,750
                                                        -----------
                                                          5,132,381
                                                        -----------
           HEALTHCARE PRODUCTS & SERVICES - 6.5%
    50,000 *ADAC Laboratories........................     1,125,000
    95,000 Air Methods Corp..........................       430,469
     5,000 *Alcide Corp..............................       211,875
    20,000 Depuy, Inc................................       565,000
    50,000 *Empi, Inc................................       828,125
   140,000 Encore Medical Corp.......................       630,000
    90,000 *Exactech, Inc............................       697,500
    20,000 Hologic, Inc..............................       363,750
     7,000 *Maxxim Medical, Inc......................       203,000
                                                        -----------
                                                          5,054,719
                                                        -----------
           INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -
             3.9%
    30,000 *Genlyte Group, Inc.......................       795,000
    15,000 Graco, Inc................................       523,125
    20,000 Halter Marine Group, Inc..................       301,250
    55,000 Met-Pro Corp..............................       821,562
    20,000 Robbins & Myers, Inc......................       581,250
                                                        -----------
                                                          3,022,187
                                                        -----------
           INFORMATION SERVICES & TECHNOLOGY - 3.7%
    40,800 Alphanet Solutions, Inc...................       464,100
    20,000 *Dupont Photomasks, Inc...................       690,000
    40,000 Micros Systems, Inc.......................     1,323,750
    20,000 Tecnomatix Technologies Ltd...............       400,000
                                                        -----------
                                                          2,877,850
                                                        -----------
           MACHINERY - DIVERSIFIED - 1.3%
    41,250 Hardinge Brothers, Inc....................     1,005,469
                                                        -----------
           METAL PRODUCTS & SERVICES - 0.4%
    20,000 *Steel Dynamics, Inc......................       277,500
                                                        -----------
           OIL/ENERGY - 4.7%
    20,000 *Barrett Resources Corp...................       748,750
    30,000 Berry Petroleum Co. Cl. A.................       390,000
    32,000 Cabot Oil & Gas Corp. Cl. A...............       640,000
    50,000 *COHO Energy, Inc.........................       337,500
     9,900 *Forcenergy, Inc..........................       176,344

       [LOGO OF EVERGREEN SELECT SMALL COMPANY VALUE FUND APPEARS HERE]

                                 June 30, 1998


  Shares                                                    Value
 COMMON STOCKS - CONTINUED
           OIL/ENERGY - (CONTINUED)
    28,000 *Nuevo Energy Co............................   $  899,500
    15,000 Quaker State Corp...........................      245,625
    20,000 Southwestern Energy Co......................      183,750
                                                          ----------
                                                           3,621,469
                                                          ----------
           OIL FIELD SERVICES - 6.8%
    13,000 *Atwood Oceanics, Inc.......................      517,562
    10,000 Camco International, Inc....................      778,750
    16,000 *Cliffs Drilling Co.........................      525,000
    20,000 *Hvide Marine, Inc. Cl. A...................      271,250
    50,000 Louis Dreyfus Natural Gas Corp..............      946,875
    10,300 Lufkin Industries, Inc......................      339,900
    20,000 *Oceaneering International, Inc.............      355,000
    20,000 *Offshore Logistics, Inc....................      355,000
    10,000 *SEACOR SMIT, Inc...........................      613,125
    30,000 Tuboscope, Inc..............................      592,500
                                                          ----------
                                                           5,294,962
                                                          ----------
           REAL ESTATE - 1.1%
     6,700 *Beazer Homes USA, Inc......................      173,781
    15,000 Eastgroup Properties, Inc. REIT.............      300,938
    20,000 *Servico, Inc...............................      300,000
     4,100 Sunstone Hotel Investors, Inc. REIT.........       54,581
                                                          ----------
                                                             829,300
                                                          ----------
           RETAILING & WHOLESALE - 5.4%
    22,000 *Cole National Corp. Cl. A..................      880,000
    50,000 Duckwall-ALCO Stores, Inc...................      875,000
    10,000 *Petco Animal Supplies, Inc.................      199,375
    80,000 S & K Famous Brands, Inc....................    1,420,000
    30,000 Seaway Food Town, Inc.......................      581,250
    25,000 *SED International Holdings, Inc............      203,125
                                                          ----------
                                                           4,158,750
                                                          ----------
           TELECOMMUNICATION SERVICES & EQUIPMENT -
             2.1%
    60,000 *Aspect Telecommunications Corp.............    1,642,500
                                                          ----------
           TEXTILE & APPAREL - 1.8%
    70,000 Gerber Childrenswear, Inc...................    1,080,625
    18,100 Superior Surgical Manufacturing Co., Inc....      294,125
                                                          ----------
                                                           1,374,750
                                                          ----------

* Non-income producing securities.

SUMMARY OF ABBREVIATIONS:

REIT Real Estate Investment Trust

  Shares                                                    Value
 COMMON STOCKS - CONTINUED
           THRIFT INSTITUTIONS - 5.5%
    10,000 Dime Financial Corp........................   $   356,250
     8,000 *Highland Bancorp, Inc.....................       331,000
    65,400 Horizon Financial Corp.....................     1,046,400
    20,000 Maryland Federal Bancorp, Inc..............       792,500
    14,200 *Mech Financial, Inc.......................       411,800
    20,000 Monterey Bay Bancorp, Inc..................       370,000
    18,000 *Quaker City Bancorp, Inc..................       414,000
    29,000 Teche Holding Co...........................       569,125
                                                         -----------
                                                           4,291,075
                                                         -----------
           TRANSPORTATION - 0.3%
    13,000 *Airnet Systems, Inc.......................       209,625
                                                         -----------
           UTILITIES - ELECTRIC - 1.3%
    20,000 Madison Gas & Electric Co..................       457,500
    15,000 MDU Resources Group, Inc...................       535,313
                                                         -----------
                                                             992,813
                                                         -----------
           UTILITIES - GAS - 0.8%
    10,000 South Jersey Industries, Inc...............       276,250
    15,000 UGI Corp...................................       373,125
                                                         -----------
                                                             649,375
                                                         -----------
           Total Common Stocks (cost $67,221,566).....   $64,607,353
                                                         -----------

 Principal
   Amount
 SHORT-TERM INVESTMENTS - 3.5%
            GOVERNMENT AGENCY NOTES & BONDS - 3.5%
            Federal Home Loan Mortgage Discount Notes
 $1,000,000 5.46%, 7/16/98.........................................      997,725
    485,000 5.50%, 7/20/98.........................................      483,592
            Federal National Mortgage Association Discount Notes
  1,265,000  5.47%, 7/10/98........................................    1,263,270
                                                                      ----------
            Total Short-Term Investments (cost $2,744,587).........   $2,744,587
                                                                      ----------

           TOTAL INVESTMENTS -(COST $69,966,153)...........    86.7%  67,351,940
           OTHER ASSETS AND
            LIABILITIES - NET..............................    13.3   10,294,861
                                                              -----  -----------
           NET ASSETS......................................   100.0% $77,646,801
                                                              =====  ===========

                  See Combined Notes to Financial Statements.

        [LOGO OF EVERGREEN SELECT SOCIAL PRINCIPLES FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

  Shares                                                               Value
 COMMON STOCKS - 94.3%
           ADVERTISING & RELATED
            SERVICES - 1.1%
    64,000 *Ha Lo Industries Inc.................................   $  1,992,000
                                                                    ------------
           AEROSPACE & DEFENSE - 1.1%
    70,000 *BE Aerospace, Inc. ..................................      2,038,750
                                                                    ------------
           BANKS - 6.3%
    50,000 BankBoston Corp. .....................................      2,781,250
    81,000 SouthTrust Corp. .....................................      3,523,500
    43,000 Summit Bancorp .......................................      2,042,500
    50,000 Union Planters Corp...................................      2,940,625
                                                                    ------------
                                                                      11,287,875
                                                                    ------------
           BUILDING, CONSTRUCTION & FURNISHINGS - 4.8%
    50,000 Masco Corp............................................      3,025,000
    38,000 Medusa Corp...........................................      2,384,500
    55,000 *NCI Building Systems, Inc............................      3,176,250
                                                                    ------------
                                                                       8,585,750
                                                                    ------------
           BUSINESS EQUIPMENT &
            SERVICES - 3.7%
    56,700 *Compuware Corp.......................................      2,898,787
    32,000 *Consolidated Graphics Inc............................      1,888,000
    34,000 *Robert Half International, Inc. .....................      1,899,750
                                                                    ------------
                                                                       6,686,537
                                                                    ------------
           CHEMICAL & AGRICULTURAL
            PRODUCTS - 0.8%
    70,000 AGCO Corp. ...........................................      1,439,375
                                                                    ------------
           COMMUNICATION SYSTEMS & SERVICES - 1.5%
    36,500 *Tellabs, Inc.........................................      2,614,313
                                                                    ------------
           CONSUMER PRODUCTS &
            SERVICES - 1.1%
    29,100 Whirlpool Corp........................................      2,000,625
                                                                    ------------
           ENVIRONMENTAL SERVICES - 2.8%
   112,000 *Allied Waste Industries, Inc. .......................      2,688,000
    50,000 *American Disposal Services, Inc. ....................      2,343,750
                                                                    ------------
                                                                       5,031,750
                                                                    ------------
           FINANCE & INSURANCE - 8.5%
    80,000 AFLAC, Inc............................................      2,425,000
    41,000 *Annuity & Life Re (Holdings), Ltd. ..................        907,125
    78,000 Conseco, Inc. ........................................      3,646,500
    80,000 Partnerre Ltd. .......................................      4,080,000
    50,000 Price (T.) Rowe & Associates, Inc.....................      1,878,125
    50,000 ReliaStar Financial Corp..............................      2,400,000
                                                                    ------------
                                                                      15,336,750
                                                                    ------------
           FOOD & BEVERAGE PRODUCTS - 2.3%
    42,000 Dean Foods Co.........................................      2,307,375
    85,000 Richfood Holdings, Inc................................      1,758,438
                                                                    ------------
                                                                       4,065,813
                                                                    ------------

  Shares                                                  Value
 COMMON STOCKS - CONTINUED
           HEALTHCARE PRODUCTS &
            SERVICES - 18.3%
    33,000 *Boston Scientific Corp..................   $  2,363,625
     4,250 *Clinichem Development Inc. .............         24,438
    56,000 *Elan Corp Plc, ADR......................      3,601,500
    52,000 *First Health Group Corp.................      1,482,000
    90,000 *Genesis Health Ventures, Inc............      2,250,000
   156,000 HBO & Co.................................      5,499,000
   182,300 *HEALTHSOUTH Corp........................      4,865,131
    56,000 *Lincare Holdings, Inc. .................      2,355,500
   120,000 *Orthodontic Centers of America, Inc.....      2,512,500
    70,000 *Pediatrix Medical Group, Inc............      2,603,125
    60,000 *Quintiles Transnational Corp............      2,951,250
    60,000 *Safeskin Corp...........................      2,467,500
                                                       ------------
                                                         32,975,569
                                                       ------------
           INDUSTRIAL SPECIALTY PRODUCTS &
            SERVICES - 2.6%
    35,000 Magna International, Inc. Cl. A .........      2,401,875
    88,500 Roper Industries, Inc....................      2,312,062
                                                       ------------
                                                          4,713,937
                                                       ------------
           INFORMATION SERVICES &
            TECHNOLOGY - 11.4%
    44,000 *Edwards (J.D.) & Co.....................      1,889,250
   124,000 *EMC Corp................................      5,556,750
   114,000 *Network Associates, Inc.................      5,457,750
    65,000 *PMC-Sierra, Inc.........................      3,046,875
    47,800 *Sanmina Corp............................      2,073,325
    40,000 *Uniphase Corp...........................      2,511,250
                                                       ------------
                                                         20,535,200
                                                       ------------
           LEISURE & TOURISM - 0.5%
    35,000 Brunswick Corp...........................        866,250
                                                       ------------
           MANUFACTURING - DISTRIBUTING - 0.7%
    45,000 *Teradyne, Inc...........................      1,203,750
                                                       ------------
           OIL/ENERGY - 4.0%
   250,000 *Newpark Resources, Inc..................      2,781,250
    51,000 Sonat, Inc...............................      1,969,875
    75,000 Ultramar Diamond Shamrock Corp...........      2,367,187
                                                       ------------
                                                          7,118,312
                                                       ------------
           PAPER & PACKAGING - 0.7%
   106,000 Rock Tennessee Co. Cl. A.................      1,331,625
                                                       ------------
           PHARMACEUTICALS - 2.5%
   170,000 *Biochem Pharmaceuticals, Inc............      4,505,000
                                                       ------------
           REAL ESTATE - 1.7%
    98,000 FelCor Suite Hotels, Inc. REIT...........      3,074,750
                                                       ------------
           RETAILING & WHOLESALE - 6.8%
    62,500 Dollar General Corp. ....................      2,472,656
   156,000 Family Dollar Stores, Inc. ..............      2,886,000
   120,000 *General Nutrition Companies, Inc. ......      3,735,000
    58,000 *Starbucks Corp. ........................      3,099,375
                                                       ------------
                                                         12,193,031
                                                       ------------

        [LOGO OF EVERGREEN SELECT SOCIAL PRINCIPLES FUND APPEARS HERE]

                                 June 30, 1998

  Shares                                                  Value
 COMMON STOCKS - CONTINUED
           TELECOMMUNICATION SERVICES & EQUIPMENT -
             1.0%
    52,474 *Qwest Communications International
            Inc. ...................................   $  1,830,031
                                                       ------------
           TRANSPORTATION - 3.0%
   175,000 Comair Holdings, Inc. ...................      5,403,125
                                                       ------------
           UTILITIES - ELECTRIC - 5.0%
   100,000 Cinergy Corp. ...........................      3,500,000
    68,000 Sierra Pacific Resources.................      2,469,250
    80,000 UtiliCorp United, Inc....................      3,015,000
                                                       ------------
                                                          8,984,250
                                                       ------------
           UTILITIES - TELEPHONE - 2.1%
    81,000 Century Telephone Enterprises, Inc. .....      3,715,875
                                                       ------------
           Total Common Stocks (cost $115,876,575)..   $169,530,243
                                                       ------------

* Non-income producing securities.
(a) At June 30, 1998, the repurchase agreement was collateralized by:
    $2,345,000 U.S. Treasury Notes, 4.75%, 8/31/98; value including ac-crued interest -$2,379,723.
(b) Less than one-tenth percent.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

 Principal
   Amount                                                             Value
 SHORT-TERM INVESTMENTS - 1.3%
            REPURCHASE AGREEMENT-1.3%
 $2,331,615 Dresdner Bank AG, 5.70%, purchased 6/30/98, maturing
             7/1/98, maturity value $2,331,984
             (cost $2,331,615) (a)..............................   $  2,331,615
                                                                   ------------

  Shares
           MONEY MARKET SHARES - 0.0% (B)
    61,204 Valiant General Fund 5.44%, 7/1/98
            (cost $61,204).........................................       61,204
                                                                      ----------
           Total Short-Term Investments (cost $2,392,819)..........   $2,392,819
                                                                      ----------

           TOTAL INVESTMENTS -(COST $118,269,394).........    95.6%  171,923,062
           OTHER ASSETS AND
            LIABILITIES - NET.............................     4.4     7,874,678
                                                             -----  ------------
           NET ASSETS.....................................   100.0% $179,797,740
                                                             =====  ============

                  See Combined Notes to Financial Statements.

         [LOGO OF EVERGREEN SELECT STRATEGIC GROWTH FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

   Shares                                                              Value
 COMMON STOCKS - 97.4%
            AEROSPACE & DEFENSE - 3.3%
    116,425 Cordant Technologies, Inc............................   $  5,370,103
     58,515 United Technologies Corp.............................      5,412,638
                                                                    ------------
                                                                      10,782,741
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 4.7%
    139,720 Centex Corp..........................................      5,274,430
    175,870 Mohawk Inds Inc. ....................................      5,572,881
     59,725 Southdown, Inc.......................................      4,262,872
                                                                    ------------
                                                                      15,110,183
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 7.8%
    150,615 *AccuStaff, Inc. ....................................      4,706,719
     86,400 Computer Task Group, Inc.............................      2,894,400
    119,720 *Compuware Corp......................................      6,120,685
    115,410 *Robert Half International, Inc. ....................      6,448,534
     98,045 Saville System, Plc, ADR.............................      4,914,505
                                                                    ------------
                                                                      25,084,843
                                                                    ------------
            COMMUNICATION SYSTEMS &
             SERVICES - 1.6%
     15,060 *Cisco Systems, Inc..................................      1,386,461
     53,490 *Tellabs, Inc........................................      3,831,221
                                                                    ------------
                                                                       5,217,682
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 6.5%
    169,295 *Cendant Corp. ......................................      3,534,033
    281,280 *Foodmaker, Inc......................................      4,746,600
     93,470 Procter & Gamble Co..................................      8,511,612
    111,385 Universal Corp.......................................      4,163,014
                                                                    ------------
                                                                      20,955,259
                                                                    ------------
            DIVERSIFIED COMPANIES - 2.9%
    148,970 Tyco International Ltd...............................      9,385,110
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 5.4%
    191,765 General Electric Co..................................     17,450,615
                                                                    ------------
            FINANCE & INSURANCE - 9.0%
     55,010 American Express Co..................................      6,271,140
     71,365 EXEL Ltd.............................................      5,553,089
     85,950 MGIC Investment Corp.................................      4,904,522
    176,465 Price (T.) Rowe & Associates, Inc....................      6,628,466
    101,855 SunAmerica, Inc. ....................................      5,850,297
                                                                    ------------
                                                                      29,207,514
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 5.7%
     12,560 Coca Cola Co.........................................      1,073,880
    138,780 Interstate Bakeries Corp.............................      4,605,761
    173,160 Philip Morris Companies, Inc.........................      6,818,175
    145,630 *Safeway, Inc. ......................................      5,925,321
                                                                    ------------
                                                                      18,423,137
                                                                    ------------
     Shares                                               Value
    COMMON STOCKS - CONTINUED
            HEALTHCARE PRODUCTS &
             SERVICES - 19.6%
     25,790 Abbott Laboratories.....................   $  1,054,166
     84,450 Bristol-Myers Squibb Co.................      9,706,472
    203,105 HBO & Co. ..............................      7,159,451
    116,210 *Health Care & Retirement Corp..........      4,583,032
    212,550 *Health Management Associates, Inc.
             Cl. A..................................      7,107,141
     13,215 Johnson & Johnson.......................        974,606
     85,175 Merck & Co., Inc........................     11,392,156
    250,325 *Orthodontic Centers of America, Inc....      5,241,180
    109,855 *Quintiles Transnational Corp...........      5,403,493
    182,535 *Quorum Health Group, Inc...............      4,831,473
    105,435 *Universal Health Services, Inc. Cl. B..      6,154,768
                                                       ------------
                                                         63,607,938
                                                       ------------
            INFORMATION SERVICES & TECHNOLOGY -
              15.2%
    122,695 *BMC Software, Inc......................      6,372,472
    108,640 *Computer Horizons Corp.................      4,026,470
     83,310 *Dell Computer Corp.....................      7,732,209
     11,105 Intel Corp..............................        823,158
    121,525 *Microsoft Corp. .......................     13,170,272
    118,405 *Peoplesoft, Inc. ......................      5,565,035
    153,810 *PMC-Sierra, Inc........................      7,209,844
    115,865 *Transaction Systems Architects, Inc.
             Cl. A..................................      4,460,802
                                                       ------------
                                                         49,360,262
                                                       ------------
            METAL PRODUCTS & SERVICES - 0.7%
     69,420 USX United States Steel Group...........      2,290,860
                                                       ------------
            OIL FIELD SERVICES - 1.8%
    124,860 *BJ Services Co., Inc...................      3,628,744
    130,680 ENSCO International, Inc................      2,270,565
                                                       ------------
                                                          5,899,309
                                                       ------------
            PHARMACEUTICALS - 5.8%
     90,215 Pfizer, Inc.............................      9,805,243
     99,000 Schering-Plough Corp....................      9,070,875
                                                       ------------
                                                         18,876,118
                                                       ------------
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 1.8%
    116,945 Omnicom Group, Inc......................      5,832,632
                                                       ------------
            RETAILING & WHOLESALE - 5.6%
    114,910 *Costco Companies, Inc..................      7,246,512
    100,480 Ethan Allen Interiors, Inc..............      5,017,720
    239,640 TJX Co., Inc............................      5,781,315
                                                       ------------
                                                         18,045,547
                                                       ------------
            Total Common Stocks
             (cost $245,145,175)....................   $315,529,750
                                                       ------------

         [LOGO OF EVERGREEN SELECT STRATEGIC GROWTH FUND APPEARS HERE]

                                 June 30, 1998
                  See Combined Notes to Financial Statements.

  Principal
   Amount                                                             Value
 SHORT-TERM INVESTMENTS - 7.3%
             REPURCHASE AGREEMENT - 6.8%
 $22,111,838 Dresdner Bank AG 5.70%, purchased 6/30/98, maturing
              7/1/98, maturity value $22,115,339
              (cost $22,111,838) (a)............................   $ 22,111,838
                                                                   ------------

  Shares                                                            Value
 SHORT-TERM INVESTMENTS - CONTINUED
            MONEY MARKET SHARES - 0.5%
  1,526,516 Valiant General Fund 5.44%, 7/1/98 (cost
             $1,526,516)........................................   $  1,526,516
                                                                   ------------
            Total Short-Term Investments (cost $23,638,354).....   $ 23,638,354
                                                                   ------------
            TOTAL INVESTMENTS -
             (COST $268,783,529).........................   104.7%  339,168,104
            OTHER ASSETS AND LIABILITIES - NET...........    (4.7)  (15,262,772)
                                                            -----  ------------
            NET ASSETS...................................   100.0% $323,905,332
                                                            =====  ============

* Non-income producing securities.
(a) At June 30, 1998, the repurchase agreement was collateralized by:
    $22,225,000 U.S. Treasury Notes, 4.75%, 8/31/98; value including ac-crued interest - $22,554,091.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt

         [LOGO OF EVERGREEN SELECT STRATEGIC VALUE FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

   Shares                                                              Value
 COMMON STOCKS - 92.2%
            AUTOMOTIVE EQUIPMENT & MANUFACTURING - 1.3%
     58,500 Goodyear Tire & Rubber Co. ..........................   $  3,769,594
                                                                    ------------
            BANKS - 23.9%
    150,000 BankBoston Corp. ....................................      8,343,750
     27,000 Bankers Trust Corp. .................................      3,133,687
    120,000 Chase Manhattan Corp. ...............................      9,060,000
     55,000 Citicorp.............................................      8,208,750
     39,750 First Chicago NBD Corp. .............................      3,522,844
    100,000 Fleet Financial Group, Inc. .........................      8,350,000
    110,000 NationsBank Corp. ...................................      8,415,000
     70,000 PNC Bank Corp. ......................................      3,766,875
     65,000 SouthTrust Corp. ....................................      2,827,500
    120,000 Summit Bancorp.......................................      5,700,000
    130,000 Union Planters Corp. ................................      7,645,625
                                                                    ------------
                                                                      68,974,031
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.4%
     51,000 *Stratus Computer, Inc. .............................      1,290,938
                                                                    ------------
            CAPITAL GOODS - 1.4%
     84,500 Case Corp. ..........................................      4,077,125
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 0.6%
    105,000 *Silicon Valley Group, Inc. .........................      1,686,563
                                                                    ------------
            FINANCE & INSURANCE - 10.9%
     35,000 Allstate Corp. ......................................      3,204,687
     85,000 Countrywide Credit Industries, Inc. .................      4,313,750
     40,000 Lehman Brothers Holdings, Inc. ......................      3,102,500
     60,000 Loews Corp. .........................................      5,227,500
     82,000 Merrill Lynch & Co., Inc. ...........................      7,564,500
     60,000 Nationwide Financial Services, Inc. Cl. A............      3,060,000
    103,600 ReliaStar Financial Corp. ...........................      4,972,800
                                                                    ------------
                                                                      31,445,737
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 3.6%
     40,000 Fortune Brands, Inc. ................................      1,537,500
    221,000 Philip Morris Companies, Inc. .......................      8,701,875
                                                                    ------------
                                                                      10,239,375
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 4.3%
     68,000 Bristol-Myers Squibb Co. ............................      7,815,750
    145,000 *Tenet Healthcare Corp. .............................      4,531,250
                                                                    ------------
                                                                      12,347,000
                                                                    ------------
            INFORMATION SERVICES & TECHNOLOGY - 6.4%
     80,000 Intel Corp. .........................................      5,930,000
     62,800 International Business Machines Corp. ...............      7,210,225
    124,000 *Sun Microsystems, Inc. .............................      5,386,250
                                                                    ------------
                                                                      18,526,475
                                                                    ------------

   Shares                                                 Value
 COMMON STOCKS - CONTINUED
            MANUFACTURING - DISTRIBUTING - 2.3%
     78,500 Philips Electronics NV..................   $  6,672,500
                                                       ------------
            METAL PRODUCTS & SERVICES - 2.6%
     30,442 Alumax, Inc. ...........................      1,411,748
     62,100 Aluminum Co. of America.................      4,094,718
     60,000 *USX United States Steel Group..........      1,980,000
                                                       ------------
                                                          7,486,466
                                                       ------------
            OIL/ENERGY - 11.9%
     56,000 Atlantic Richfield Co. .................      4,375,000
    125,500 Cabot Corp. ............................      4,055,219
     95,000 Mobil Corp. ............................      7,279,375
     55,000 Texaco, Inc. ...........................      3,282,812
    170,000 Tosco Corp. ............................      4,993,750
     96,000 Ultramar Diamond Shamrock Corp. ........      3,030,000
    220,000 Williams Companies, Inc. ...............      7,425,000
                                                       ------------
                                                         34,441,156
                                                       ------------
            OIL FIELD SERVICES - 2.5%
     65,600 Diamond Offshore Drilling, Inc. ........      2,624,000
    200,000 *R & B Falcon Corp. ....................      4,525,000
                                                       ------------
                                                          7,149,000
                                                       ------------
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 2.4%
    240,000 *News Corp. Ltd.........................      6,780,000
                                                       ------------
            REAL ESTATE - 1.0%
     90,000 FelCor Suite Hotels, Inc. REIT..........      2,823,750
                                                       ------------
            RETAILING & WHOLESALE - 1.9%
     90,000 Sears, Roebuck & Co. ...................      5,495,625
                                                       ------------
            TELECOMMUNICATION SERVICES & EQUIPMENT -
              2.4%
     94,500 *Nokia Corp. ADR........................      6,857,156
                                                       ------------
            TEXTILE & APPAREL - 1.8%
    100,000 V. F. Corp. ............................      5,150,000
                                                       ------------
            TRANSPORTATION - 1.7%
     51,000 Burlington Northern Santa Fe............      5,007,563
                                                       ------------
            UTILITIES - ELECTRIC - 5.0%
    138,000 Houston Industries, Inc. ...............      4,260,750
    216,000 PacifiCorp..............................      4,887,000
     60,000 Pinnacle West Capital Corp. ............      2,700,000
     70,000 UtiliCorp United, Inc. .................      2,638,125
                                                       ------------
                                                         14,485,875
                                                       ------------
            UTILITIES - GAS - 1.4%
    104,000 NICOR Inc. .............................      4,173,000
                                                       ------------
            UTILITIES - TELEPHONE - 2.5%
    158,250 Century Telephone Enterprises, Inc. ....      7,259,719
                                                       ------------
            Total Common Stocks
             (cost $205,372,775)....................    266,138,648
                                                       ------------

         [LOGO OF EVERGREEN SELECT STRATEGIC VALUE FUND APPEARS HERE]

                                 June 30, 1998


  Principal
   Amount                                                             Value
 SHORT-TERM INVESTMENTS - 6.7%
             REPURCHASE AGREEMENT - 5.5%
 $15,745,810 Dresdner Bank AG 5.70%,
              purchased 6/30/98, maturing 7/1/98, maturity value
              $15,748,303
              (cost $15,745,810) (a)............................   $ 15,745,810
                                                                   ------------

* Non-income producing securities.
(a) At June 30, 1998, the repurchase agreement was collateralized by:
    $1,585,000 U.S. Treasury Notes, 4.75%, 8/31/98; value including ac-crued interest -$1.508,469 and $12,746,000 U.S. Treasury Notes, 7.50%, 2/15/05; value including accrued interest - $14,456,764.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

 Principal
   Amount                                                              Value
 SHORT-TERM INVESTMENTS - CONTINUED
            MONEY MARKET SHARES - 1.2%
  3,448,384 Valiant General Fund
             5.44%, 7/1/98
             (cost $3,448,384) ..................................   $  3,448,384
                                                                    ------------
            Total Short-Term Investments
             (cost $19,194,194)..................................   $ 19,194,194
                                                                    ------------
          TOTAL INVESTMENTS -
           (COST $224,566,969)............................    98.9%  285,332,842
          OTHER ASSETS AND
           LIABILITIES - NET..............................     1.1     3,187,551
                                                             -----  ------------
          NET ASSETS......................................   100.0% $288,520,393
                                                             =====  ============

                  See Combined Notes to Financial Statements.

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                      STATEMENTS OF ASSETS AND LIABILITIES
                                 June 30, 1998

                                           COMMON     DIVERSIFIED     EQUITY     LARGE CAP
                            BALANCED       STOCK         VALUE        INCOME       BLEND
                              FUND          FUND          FUND         FUND         FUND
--------------------------------------------------------------------------------------------
ASSETS
 Investments at value
  (identified cost,
  $682,184,094,
  $1,359,984,791,
  $747,569,777,
  $173,415,809 and
  $390,525,400,
  respectively).........  $722,648,192 $1,971,072,909 $811,055,400 $205,780,408 $511,067,050
 Cash...................         4,968            740            0           49           52
 Receivable for
  investments sold......       577,692              0      938,391            0      536,152
 Receivable for Fund
  shares sold...........        50,034      1,021,781       82,349        4,199      392,719
 Dividends and interest
  receivable............     5,305,995      2,461,068      902,254      562,665      485,646
 Prepaid expenses and
  other assets..........        50,296         50,608       49,831       40,946       59,434
--------------------------------------------------------------------------------------------
 Total assets...........   728,637,177  1,974,607,106  813,028,225  206,388,267  512,541,053
--------------------------------------------------------------------------------------------
LIABILITIES
 Payable for investments
  purchased.............             0              0    9,262,180            0            0
 Payable for Fund shares
  redeemed..............     3,239,849      1,193,328    5,349,622      178,433       23,583
 Distributions payable..       734,539      1,070,163      107,785      259,692      238,113
 Advisory fee payable...       296,196        920,719      323,933      105,757      236,566
 Distribution Plan
  expenses payable......            41          2,833          106          585           28
 Due to related
  parties...............        16,454         45,413       15,380        4,593       11,254
 Accrued expenses and
  other liabilities.....       285,010        714,713      407,123       94,006      164,932
--------------------------------------------------------------------------------------------
 Total liabilities......     4,572,089      3,947,169   15,466,129      643,066      674,476
--------------------------------------------------------------------------------------------
NET ASSETS..............  $724,065,088 $1,970,659,937 $797,562,096 $205,745,201 $511,866,577
--------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED
 BY
 Paid-in capital........  $676,887,742 $1,198,233,538 $716,619,504 $159,813,673 $339,345,988
 Undistributed net
  investment income.....        76,045         15,911       84,835       46,652       48,469
 Accumulated net
  realized gain on
  investments and
  written options.......     6,637,203    161,322,370   17,372,134   13,520,277   51,930,470
 Net unrealized
  appreciation of
  investments...........    40,464,098    611,088,118   63,485,623   32,364,599  120,541,650
--------------------------------------------------------------------------------------------
 TOTAL NET ASSETS.......  $724,065,088 $1,970,659,937 $797,562,096 $205,745,201 $511,866,577
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
 Class I................  $723,849,913 $1,952,435,832 $797,352,128 $204,247,804 $ 14,031,957
 Class IS...............       215,175     18,224,105      209,968    1,497,397      300,748
 Class IC...............            --             --           --           --  497,533,872
--------------------------------------------------------------------------------------------
 TOTAL NET ASSETS.......  $724,065,088 $1,970,659,937 $797,562,096 $205,745,201 $511,866,577
--------------------------------------------------------------------------------------------
SHARES OUTSTANDING
 Class I................    54,054,313     21,087,281   30,406,454    2,294,102      276,555
 Class IS...............        16,038        208,674        8,099       16,815        5,927
 Class IC...............            --             --           --           --    9,805,599
--------------------------------------------------------------------------------------------
NET ASSET VALUE PER
 SHARE
 Class I................  $      13.39 $        92.59 $      26.22 $      89.03 $      50.74
 Class IS...............  $      13.42 $        87.33 $      25.93 $      89.05 $      50.74
 Class IC...............            --             --           --           -- $      50.74
--------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

             [LOGO OF EVERGREEN SELECT EQUITY FUNDS APPEARS HERE]

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 June 30, 1998


                            SMALL CAP       SMALL        SOCIAL     STRATEGIC    STRATEGIC
                             GROWTH     COMPANY VALUE  PRINCIPLES     GROWTH       VALUE
                              FUND          FUND          FUND         FUND         FUND
--------------------------------------------------------------------------------------------
 ASSETS
 Investments at value
  (identified cost,
  $66,841,097,
  $69,966,153,
  $118,269,394,
  $268,783,529, and
  $224,566,969,
  respectively)..........  $70,250,068   $67,351,940  $171,923,062 $339,168,104 $285,332,842
  Cash...................          807         1,871           709        1,832          138
  Receivable for
   investments sold......      568,417             0             0            0            0
  Receivable for Fund
   shares sold...........      139,000    10,331,666     9,440,000   10,003,014   11,402,108
  Dividends and interest
   receivable............        3,391        42,655        46,782      193,998      334,274
  Prepaid expenses and
   other assets..........       12,890        43,330        58,379      144,969       54,819
--------------------------------------------------------------------------------------------
  Total assets...........   70,974,573    77,771,462   181,468,932  349,511,917  297,124,181
--------------------------------------------------------------------------------------------
 LIABILITIES
  Payable for investments
   purchased.............    1,651,726        75,625     1,507,448   22,457,652    5,821,932
  Payable for Fund shares
   redeemed..............            0           200             0    2,864,459    2,372,729
  Distributions payable..            0           472             0       50,207      206,136
  Advisory fee payable...       37,388        24,681        92,232      141,078      131,023
  Distribution Plan
   expenses payable......            0             0            19          502          231
  Due to related
   parties...............          850         1,284         2,992        6,519       12,104
  Accrued expenses and
   other liabilities.....        1,121        22,399        68,501       86,168       59,633
--------------------------------------------------------------------------------------------
  Total liabilities......    1,691,085       124,661     1,671,192   25,606,585    8,603,788
--------------------------------------------------------------------------------------------
 NET ASSETS..............  $69,283,488   $77,646,801  $179,797,740 $323,905,332 $288,520,393
--------------------------------------------------------------------------------------------
 NET ASSETS REPRESENTED
  BY
  Paid-in capital........  $67,292,547   $79,879,678  $119,998,383 $220,817,878 $219,916,585
  Undistributed net
   investment income.....         (334)       69,313        60,566       85,171       75,764
  Accumulated net
   realized gain (loss)
   on investments and
   written options.......   (1,417,696)      312,023     6,085,130   32,617,708    7,762,171
  Net unrealized
   appreciation
   (depreciation) of
   investments...........    3,408,971    (2,614,213)   53,653,661   70,384,575   60,765,873
--------------------------------------------------------------------------------------------
  TOTAL NET ASSETS.......  $69,283,488   $77,646,801  $179,797,740 $323,905,332 $288,520,393
--------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
  Class I................  $69,283,488   $77,646,801  $  2,405,115 $321,531,944 $287,193,535
  Class IS...............           --            --       205,357    2,373,388    1,326,858
  Class IC...............           --            --   177,187,268           --           --
--------------------------------------------------------------------------------------------
  TOTAL NET ASSETS.......  $69,283,488   $77,646,801  $179,797,740 $323,905,332 $288,520,393
--------------------------------------------------------------------------------------------
 SHARES OUTSTANDING
  Class I................    5,279,958     7,697,902        61,734    8,371,272    1,270,663
  Class IS...............           --            --         5,274       61,872        5,870
  Class IC...............           --            --     4,548,815           --           --
--------------------------------------------------------------------------------------------
 NET ASSET VALUE PER
  SHARE
  Class I................  $     13.12   $     10.09  $      38.96 $      38.41 $     226.02
  Class IS...............           --            --  $      38.94 $      38.36 $     226.04
  Class IC...............           --            --  $      38.95           --           --
--------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

             [LOGO OF EVERGREEN SELECT EQUITY FUNDS APPEARS HERE]

                            STATEMENTS OF OPERATIONS
                           Period Ended June 30, 1998


                                            COMMON     DIVERSIFIED    EQUITY      LARGE CAP
                             BALANCED       STOCK         VALUE       INCOME        BLEND
                              FUND**        FUND*        FUND**        FUND*        FUND*
---------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of
  foreign withholding
  taxes of $9,552,
  $121,941, $29,018, $0
  and $8,863,
  respectively)..........   $ 2,692,823  $ 17,408,809  $ 6,339,698  $ 3,492,953  $ 3,931,410
 Interest................     8,687,526     1,987,284      666,341      911,449      458,775
---------------------------------------------------------------------------------------------
  Total income...........    11,380,349    19,396,093    7,006,039    4,404,402    4,390,185
---------------------------------------------------------------------------------------------
 EXPENSES
 Advisory fee............     1,954,563     8,171,550    2,181,562      862,925    2,031,616
 Administrative service
  fees...................        91,334       340,218       99,311       35,771       84,104
 Distribution Plan
  expenses...............           114         8,623          435          815          186
 Transfer agent fees.....       195,483         2,405       93,370          171          184
 Trustees fees...........         7,837        35,403        6,185        2,956        6,873
 Registration fees.......       238,593       560,215      244,460      105,173      167,766
 Custodian fees..........        82,011       311,190      156,469       33,350       75,457
 Professional fees.......        20,417        33,356       20,747       17,349       20,122
 Printing................         5,753        26,591       43,582       11,257       11,797
 Organization expense....             0             0            0            0            0
 Other...................         4,229        45,240        5,318       10,707       13,698
---------------------------------------------------------------------------------------------
  Total expenses.........     2,600,334     9,534,791    2,851,439    1,080,474    2,411,803
 Less:Indirectly paid
  expenses...............          (571)       (4,059)        (439)      (5,833)      (4,131)
   Fee waivers and/or
    reimbursement from
    investment adviser...      (325,761)   (1,350,561)    (363,594)    (124,620)    (346,847)
---------------------------------------------------------------------------------------------
  Net expenses...........     2,274,002     8,180,171    2,487,406      950,021    2,060,825
---------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME...     9,106,347    11,215,922    4,518,633    3,454,381    2,329,360
---------------------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Net realized gain on:
  Investments............     6,632,946   161,218,815   17,369,461   13,274,016   51,925,395
  Written options........             0             0            0      233,192            0
---------------------------------------------------------------------------------------------
 Net realized gain on
  investments and written
  options................     6,632,946   161,218,815   17,369,461   13,507,208   51,925,395
---------------------------------------------------------------------------------------------
 Net change in unrealized
  appreciation
  (depreciation) of
  investments............    40,464,098    53,230,680   63,485,623   (9,422,160)   5,211,744
---------------------------------------------------------------------------------------------
 Net realized and
  unrealized gain on
  investments and written
  options................    47,097,044   214,449,495   80,855,084    4,085,048   57,137,139
---------------------------------------------------------------------------------------------
 NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............   $56,203,391  $225,665,417  $85,373,717  $ 7,539,429  $59,466,499
---------------------------------------------------------------------------------------------

 * For the period from November 24, 1997 (commencement of operations) to June 30, 1998.
** For the period from January 22, 1998 (commencement of operations) to June
   30, 1998.

                  See Combined Notes to Financial Statements.

             [LOGO OF EVERGREEN SELECT EQUITY FUNDS APPEARS HERE]

                            STATEMENTS OF OPERATIONS
                           Period Ended June 30, 1998

                             SMALL CAP       SMALL       SOCIAL      STRATEGIC    STRATEGIC
                              GROWTH     COMPANY VALUE PRINCIPLES     GROWTH        VALUE
                              FUND***       FUND**        FUND*        FUND*        FUND*
---------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of
  foreign withholding
  taxes of $0, $0,
  $7,987, $0 and $21,024,
  respectively)..........   $    34,625   $   259,140  $   823,054  $ 1,165,952  $ 2,293,823
 Interest................        46,145       130,522      137,705      443,574      375,250
---------------------------------------------------------------------------------------------
  Total income...........        80,770       389,662      960,759    1,609,526    2,669,073
---------------------------------------------------------------------------------------------
 EXPENSES
 Advisory fee............       166,954       208,402      782,703    1,235,649      930,128
 Administrative service
  fees...................         2,997         6,312       28,339       51,570       38,249
 Distribution Plan
  expenses...............             0             0          102        4,792          334
 Transfer agent fees.....           283            62          120        8,516          312
 Trustees fees...........           124           233        1,926        4,117        2,999
 Registration fees.......         7,850        44,538       98,598       96,431       85,102
 Custodian fees..........         1,836         2,776       25,537       49,947       35,049
 Professional fees.......        15,959        15,306       16,708       18,186       14,946
 Printing................         8,297        11,599       11,451       11,184        9,240
 Organization expense....         1,333             0            0            0            0
 Other...................         5,696         2,210        6,978        6,185        8,590
---------------------------------------------------------------------------------------------
  Total expenses.........       211,329       291,438      972,462    1,486,577    1,124,949
 Less: Indirectly paid
  expenses...............          (410)       (1,719)        (984)        (300)      (1,953)
   Fee waivers and/or
    reimbursement from
    investment adviser...             0       (58,160)    (129,970)    (210,851)    (132,876)
---------------------------------------------------------------------------------------------
 Net expenses............       210,919       231,559      841,508    1,275,426      990,120
---------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
  (LOSS).................      (130,149)      158,103      119,251      334,100    1,678,953
---------------------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Net realized gain on:
  Investments............       407,197       302,967    6,082,094   32,617,708    7,762,171
  Written options........             0             0            0            0            0
---------------------------------------------------------------------------------------------
 Net realized gain on
  investments and written
  options................       407,197       302,967    6,082,094   32,617,708    7,762,171
---------------------------------------------------------------------------------------------
 Net change in unrealized
  appreciation
  (depreciation) of
  investments............    (1,425,687)   (2,614,213)   4,046,653   17,033,702   12,371,066
---------------------------------------------------------------------------------------------
 Net realized and
  unrealized gain (loss)
  on investments and
  written options........    (1,018,490)   (2,311,246)  10,128,747   49,651,410   20,133,237
---------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   $(1,148,639)  $(2,153,143) $10,247,998  $49,985,510  $21,812,190
---------------------------------------------------------------------------------------------

  * For the period from November 24, 1997 (commencement of operations) to June 30, 1998.
 ** For the period from December 23, 1997 (commencement of operations) to June
    30, 1998.
*** For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.

                  See Combined Notes to Financial Statements.

             [LOGO OF EVERGREEN SELECT EQUITY FUNDS APPEARS HERE]

                            STATEMENT OF OPERATIONS
                          Year Ended February 28, 1998

                                                                      SMALL CAP
                                                                        GROWTH
                                                                         FUND
---------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends..........................................................  $   64,120
 Interest...........................................................      60,628
---------------------------------------------------------------------------------
  Total income......................................................     124,748
---------------------------------------------------------------------------------
 EXPENSES
 Advisory fee.......................................................     223,252
 Administrative service fees........................................       4,949
 Organization expenses..............................................       3,990
 Trustees fees......................................................       1,407
 Transfer agent fees................................................         130
 Other..............................................................      32,975
---------------------------------------------------------------------------------
  Total expenses....................................................     266,703
---------------------------------------------------------------------------------
 Less: Indirectly paid expenses.....................................        (856)
   Fee waiver and/or reimbursement from Investment Advisor..........      (6,907)
---------------------------------------------------------------------------------
  Net expenses......................................................     258,940
---------------------------------------------------------------------------------
 NET INVESTMENT LOSS................................................    (134,192)
---------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Realized loss on investments ......................................    (415,947)
 Net change in unrealized appreciation of investments...............   4,981,029
---------------------------------------------------------------------------------
 Net realized and unrealized gain on investments....................   4,565,082
---------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............  $4,430,890
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

             [LOGO OF EVERGREEN SELECT EQUITY FUNDS APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Period Ended June 30, 1998

                                              COMMON       DIVERSIFIED      EQUITY      LARGE CAP
                             BALANCED         STOCK           VALUE         INCOME        BLEND
                              FUND**          FUND*          FUND**         FUND*         FUND*
----------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...  $   9,106,347  $   11,215,922  $   4,518,633  $  3,454,381  $  2,329,360
 Net realized gain on
  investments and
  written options........      6,632,946     161,218,815     17,369,461    13,507,208    51,925,395
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments............     40,464,098      53,230,680     63,485,623    (9,422,160)    5,211,744
----------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............     56,203,391     225,665,417     85,373,717     7,539,429    59,466,499
----------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net investment
  income
 Class I.................     (9,096,812)    (11,166,520)    (4,502,185)   (3,446,367)      (22,658)
 Class IS................         (1,320)        (29,555)        (1,220)       (8,014)         (399)
 Class IC................              0               0              0             0    (2,306,303)
 In excess of net
  investment income
 Class I.................              0               0              0       (20,379)       (7,310)
 Class IS................              0               0              0        (1,453)          (76)
 Class IC................              0               0              0             0       (50,974)
----------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders...........     (9,098,132)    (11,196,075)    (4,503,405)   (3,476,213)   (2,387,720)
----------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................    794,145,003   1,978,861,338    844,178,135   224,077,449   502,787,135
 Payment of shares
  redeemed...............   (121,943,214)   (222,735,836)  (130,961,973)  (22,411,624)  (48,017,312)
 Proceeds from
  reinvestment of
  distributions..........      4,758,040          65,093      3,475,622        16,160        17,975
----------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........    676,959,829   1,756,190,595    716,691,784   201,681,985   454,787,798
----------------------------------------------------------------------------------------------------
   Total increase in net
    assets...............    724,065,088   1,970,659,937    797,562,096   205,745,201   511,866,577
 NET ASSETS
 Beginning of period.....              0               0              0             0             0
----------------------------------------------------------------------------------------------------
 End of period...........  $ 724,065,088  $1,970,659,937  $ 797,562,096  $205,745,201  $511,866,577
----------------------------------------------------------------------------------------------------
 Undistributed net
  investment income......  $      76,045  $       15,911  $      84,835  $     46,652  $     48,469
----------------------------------------------------------------------------------------------------

 * For the period from November 24, 1997 (commencement of operations) to June 30, 1998.
** For the period from January 22, 1998 (commencement of operations) to June
   30, 1998.

                  See Combined Notes to Financial Statements.

             [LOGO OF EVERGREEN SELECT EQUITY FUNDS APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Period Ended June 30, 1998


                            SMALL CAP       SMALL        SOCIAL      STRATEGIC     STRATEGIC
                             GROWTH     COMPANY VALUE  PRINCIPLES      GROWTH        VALUE
                             FUND***       FUND**        FUND*         FUND*         FUND*
-----------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income
  (loss).................  $  (130,149)  $   158,103  $    119,251  $    334,100  $  1,678,953
 Net realized gain on
  investments and
  written options........      407,197       302,967     6,082,094    32,617,708     7,762,171
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments............   (1,425,687)   (2,614,213)    4,046,653    17,033,702    12,371,066
-----------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   operations............   (1,148,639)   (2,153,143)   10,247,998    49,985,510    21,812,190
-----------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net investment
  income
 Class I.................            0      (152,163)       (1,626)    (325,046)    (1,676,451)
 Class IS................            0             0             0             0        (2,273)
 Class IC................            0             0      (117,625)            0             0
 In excess of net
  investment income
 Class I.................            0             0             0             0             0
 Class IS................            0             0           (42)            0             0
 Class IC................            0             0       (43,272)            0             0
-----------------------------------------------------------------------------------------------
 Total distributions to
  shareholders...........            0      (152,163)     (162,565)     (325,046)   (1,678,724)
-----------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................   24,034,367    86,504,946   181,779,780   341,558,248   284,680,865
 Payment of shares
  redeemed...............   (1,126,600)   (6,702,683)  (12,070,972)  (67,348,327)  (16,580,621)
 Proceeds from
  reinvestment of
  distributions..........            0       149,844         3,499        34,947       286,683
-----------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........   22,907,767    79,952,107   169,712,307   274,244,868   268,386,927
-----------------------------------------------------------------------------------------------
   Total increase in net
    assets...............   21,759,128    77,646,801   179,797,740   323,905,332   288,520,393
 NET ASSETS
 Beginning of period.....   47,524,360             0             0             0             0
-----------------------------------------------------------------------------------------------
 End of period...........  $69,283,488   $77,646,801  $179,797,740  $323,905,332  $288,520,393
-----------------------------------------------------------------------------------------------
 Undistributed net
  investment income......  $      (334)  $    69,313  $     60,566  $     85,171  $     75,764
-----------------------------------------------------------------------------------------------

  * For the period from November 24, 1997 (commencement of operations) to June 30, 1998.
 ** For the period from December 23, 1997 (commencement of operations) to June
    30, 1998.
*** For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.

                  See Combined Notes to Financial Statements.

             [LOGO OF EVERGREEN SELECT EQUITY FUNDS APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS
                    Periods Ended February 28, 1998 and 1997


                                                             SMALL CAP
                                                            GROWTH FUND
                                                       -----------------------
                                                          1998        1997*
-------------------------------------------------------------------------------
 OPERATIONS
 Net investment loss.................................. $  (134,192) $   (9,482)
 Net realized loss on investments.....................    (415,947)    398,376
 Net change in unrealized appreciation on
  investments.........................................   4,981,029    (462,663)
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations.........................................   4,430,890     (73,769)
-------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 From net realized gain on investments................  (1,657,057)    (35,700)
-------------------------------------------------------------------------------
 Total distributions to shareholders..................  (1,657,057)    (35,700)
-------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold............................  42,857,020     517,700
 Proceeds from reinvestment of distributions..........  (2,634,970)          0
 Payment for shares redeemed..........................   1,640,345      34,000
-------------------------------------------------------------------------------
  Net increase in net assets resulting from capital
   share transactions.................................  41,862,395     551,700
-------------------------------------------------------------------------------
   Total increase in net assets.......................  44,636,228     442,231
 NET ASSETS
 Beginning of year....................................   2,888,132   2,445,901
-------------------------------------------------------------------------------
 End of year, including accumulated net investment
  loss of $320 and $0, respectively................... $47,524,360  $2,888,132
-------------------------------------------------------------------------------

 * For the eight-month period ended February 28, 1997. The Fund changed its fiscal year end from June 30 to the last day of February effective February 28, 1997.

                  See Combined Notes to Financial Statements.

                       [LOGO OF EVERGREEN APPEARS HERE]

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Evergreen Select Equity Funds (the "Funds") consist of Evergreen Select Balanced Fund ("Balanced"), Evergreen Select Common Stock Fund ("Common Stock"), Evergreen Select Diversified Value Fund ("Diversified Value"), Ever-green Select Equity Income Fund ("Equity Income"), Evergreen Select Large Cap Blend Fund ("Large Cap"), Evergreen Select Small Cap Growth Fund ("Small Cap"), Evergreen Select Small Company Value Fund ("Small Company"), Evergreen Select Social Principles Fund ("Social Principles"), Evergreen Select Strategic Growth Fund ("Strategic Growth") and Evergreen Select Strategic Value Fund ("Strategic Value"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Each of the Funds is a separate series of Evergreen Select Equity Trust (the "Trust"), a Delaware business trust organized on September 17, 1997.

The Funds offer an Institutional Class of shares ("Class I") and an Institu-tional Service Class of shares ("Class IS"). Additionally, Large Cap and Social Principles offer an Institutional Charitable Class of shares ("Class IC"). Each Class of shares is sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee. Class I and Class IS shares are available to institutional investors through broker dealers, banks and other financial intermediaries. Class IC shares are available only to those investors that qualify as a non-profit organization under the Internal Revenue Code. Such organizations would include charitable trusts, non-profit hospitals, private foundations, private schools and colleges, public charities, religious entities and charitable remainder trusts.

The investment adviser to all the Funds, except Small Cap and Small Company, is First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"). Keystone Investment Management Company ("Keystone"), a wholly-owned subsidiary of First Union Corporation ("First Union"), is the investment adviser to Small Cap. The investment adviser to Small Company is Evergreen As-set Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union. Lieber & Company, a wholly-owned subsidiary of First Union, provides certain sub-advisory services to Evergreen Asset in connection with its duties as investment advisor to Small Cap.

2. CONVERSION INFORMATION

On November 24, 1997, the Common Stock, Equity Income, Strategic Growth and Strategic Value Funds commenced operations of their respective Class I shares as a result of a conversion of common trust funds managed by FUNB. Also, on that date, the Large Cap and Social Principles Funds commenced operations of their respective Class IC shares as a result of similar common trust fund con-versions. The following chart summarizes pertinent data related to each Fund on the date of conversion:

                                          Common        Equity       Large
                                          Stock         Income        Cap
                                       ---------------------------------------
       Shares issued.................     22,828,425    2,271,990   10,264,770
       Net assets.................... $1,894,078,143 $198,356,197 $462,393,873
       Net asset value per share..... $        82.97 $      87.31 $      45.05
       Unrealized appreciation of
        Investments.................. $  557,857,438 $ 41,786,759 $115,329,906
                                          Social      Strategic    Strategic
                                        Principles      Growth       Value
                                       ---------------------------------------
       Shares issued.................      4,293,581    5,750,026      831,617
       Net assets.................... $  157,379,236 $186,600,811 $169,109,520
       Net asset value per share..... $        36.65 $      32.45 $     203.35
       Unrealized appreciation of
        Investments.................. $   49,607,008 $ 53,350,873 $ 48,394,807

The forgoing amounts are reflected in proceeds from shares sold in the state-ments of changes in net assets.

3. ACQUISITION INFORMATION

Immediately following the common trust fund conversion, on November 24, 1997, Strategic Growth acquired substantially all of the net assets of Equity Growth Fund, a common trust fund managed by FUNB. The net assets were acquired through a taxable exchange for 2,517,542 Class I shares of Strategic Growth, valued at $32.45 per share. The acquired net assets consisted primarily of portfolio se-curities with unrealized apprecia-

                       [LOGO OF EVERGREEN APPEARS HERE]
tion of $25,897,713. The aggregate net assets of Equity Growth and Strategic Growth immediately prior to the acquisition were $81,699,736 and $186,600,811, respectively. The aggregate net assets and shares outstanding of Strategic Growth immediately after the acquisition were $268,300,547 and 8,267,568, re-spectively.

4. IN-KIND PURCHASE TRANSACTIONS

On January 21, 1998, the Evergreen Balanced Fund, Class Y, and Evergreen Value Fund, Class Y, executed redemption in-kind transactions of $737,248,788 and $793,367,277, respectively. These transactions resulted in the liquidation of substantially all of the net assets of each Fund's Class Y shares. In turn, the assets were transferred to Evergreen Select Balanced Fund Class I shares and Evergreen Select Diversified Value Fund Class I shares.

On January 22, 1998, Balanced and Diversified Value commenced operations of their respective Class I shares through in-kind purchases of shares in the fol-lowing amounts:

                                                                   Diversified
                                                        Balanced      Value
                                                      ---------------------------
       In-kind purchase amount....................... $737,248,788 $798,367,277
       Shares issued.................................   58,643,231   33,532,392

These amounts are reflected in proceeds from shares sold in the statements of changes in net assets. In exchange for these shares, investment securities, ex-cluding cash and cash equivalents, with a cost and market value of $708,705,595 and $774,879,156 were contributed to Balanced and Diversified Value, respec-tively. Additionally, Balanced and Diversified Value received cash and cash equivalents of $28,543,193 and $23,488,121, respectively, to complete the transactions.

5. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require manage-ment to make estimates and assumptions that affect amounts reported herein. Ac-tual results could differ from these estimates.

A. VALUATION OF SECURITIES
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean be-tween the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities which are generally recognized by institu-tional traders. Securities for which market quotations are not readily avail-able, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

                       [LOGO OF EVERGREEN APPEARS HERE]

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Small Cap, along with certain other funds managed by Keystone, may trans-fer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

D. OPTIONS WRITTEN
Equity Income is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options, which expire unexercised, are treated by the Fund on the expiration date as realized gains from investments. The dif-ference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. The Fund as writer of an option bears the market risk of an unfavor-able change in the price of the security underlying the written option.

E. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of ex-change; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized appreciation (deprecia-tion) on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses be-tween trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actu-ally received. Such gains and losses are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial pur-chase trade date and subsequent sale trade date is included in realized gain
(loss) on investments.

F. FEDERAL TAXES
The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to dis-tribute all of their net investment company taxable income, net tax-exempt in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

G. DISTRIBUTIONS
Distributions from net investment income for the Funds are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax

                       [LOGO OF EVERGREEN APPEARS HERE]
regulations are primarily due to differing treatment for certain distributions received from real estate investment trusts and certain operating expenses.

H. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for Class IS.

                       [LOGO OF EVERGREEN APPEARS HERE]

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently di-vided into Class I, Class IS and Class IC. Transactions in shares of the Funds were as follows:

Balanced

                                                            Period Ended
                                                            June 30, 1998
                                                       ------------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
CLASS I*
Shares sold........................................... 62,963,666  $793,932,091
Shares redeemed....................................... (9,271,066) (121,943,214)
Shares issued in reinvestment of distributions........    361,713     4,756,721
--------------------------------------------------------------------------------
Class I--net increase................................. 54,054,313  $676,745,598
--------------------------------------------------------------------------------
CLASS IS**
Shares sold...........................................     15,938       212,912
Shares issued in reinvestment of distributions........        100         1,319
--------------------------------------------------------------------------------
Class IS--net increase................................     16,038       214,231
--------------------------------------------------------------------------------
Balanced--net increase................................             $676,959,829
--------------------------------------------------------------------------------

 * For the period from January 22, 1998 (commencement of class operations) to June 30,1998.
** For the period from April 9, 1998 (commencement of class operations) to June
   30, 1998

Common Stock

                                                          Period Ended
                                                          June 30, 1998
                                                    --------------------------
                                                      Shares        Amount
-------------------------------------------------------------------------------
CLASS I*
Shares sold........................................ 23,538,750  $1,957,108,914
Shares redeemed.................................... (2,451,922)   (219,096,830)
Shares issued in reinvestment of distributions.....        453          40,719
-------------------------------------------------------------------------------
Class I--net increase.............................. 21,087,281   1,738,052,803
-------------------------------------------------------------------------------
CLASS IS**
Shares sold........................................    250,305      21,752,424
Shares redeemed....................................    (41,914)     (3,639,006)
Shares issued in reinvestment of distributions.....        283          24,374
-------------------------------------------------------------------------------
Class IS--net increase.............................    208,674      18,137,792
-------------------------------------------------------------------------------
Common Stock--net increase.........................             $1,756,190,595
-------------------------------------------------------------------------------

 * For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from February 4, 1998 (commencement of class operations) to June 30, 1998.

Diversified Value

                                                            Period Ended
                                                           June 30, 1998
                                                      -------------------------
                                                        Shares       Amount
--------------------------------------------------------------------------------
CLASS I*
Shares sold.......................................... 35,285,849  $ 843,364,554
Shares redeemed...................................... (5,013,312)  (130,385,842)
Shares issued in reinvestment of distributions.......    133,917      3,474,402
--------------------------------------------------------------------------------
Class I--net increase................................ 30,406,454    716,453,114
--------------------------------------------------------------------------------
CLASS IS**
Shares sold..........................................     30,796  $     813,581
Shares redeemed......................................    (22,745)      (576,131)
Shares issued in reinvestment of distributions.......         48          1,220
--------------------------------------------------------------------------------
Class IS--net increase...............................      8,099        238,670
--------------------------------------------------------------------------------
Diversified Value--net increase......................             $ 716,691,784
--------------------------------------------------------------------------------

 * For the period from March 31, 1998 (commencement of class operations) to June 30, 1998.
** For the period from April 1, 1998 (commencement of class operations) to June
   30, 1998.

                       [LOGO OF EVERGREEN APPEARS HERE]

Equity Income

                                                             Period Ended
                                                            June 30, 1998
                                                        -----------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
CLASS I*
Shares sold............................................ 2,538,811  $222,155,844
Shares redeemed........................................  (244,829)  (22,042,302)
Shares issued in reinvestment of distributions.........       120        10,787
--------------------------------------------------------------------------------
Class I--net increase.................................. 2,294,102   200,124,329
--------------------------------------------------------------------------------
CLASS IS**
Shares sold............................................    20,878     1,921,605
Shares redeemed........................................    (4,122)     (369,322)
Shares issued in reinvestment of distributions.........        59         5,373
--------------------------------------------------------------------------------
Class IS--net increase.................................    16,815     1,557,656
--------------------------------------------------------------------------------
Equity Income--net increase............................            $201,681,985
--------------------------------------------------------------------------------

 * For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from March 11, 1998 (commencement of class operations) to June 30, 1998.

Large Cap

                                                            Period Ended
                                                            June 30, 1998
                                                       ------------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
CLASS I*
Shares sold...........................................    281,458  $ 13,881,808
Shares redeemed.......................................     (5,242)     (257,909)
Shares issued in reinvestment of distributions........        339        16,702
--------------------------------------------------------------------------------
Class I--net increase.................................    276,555    13,640,601
--------------------------------------------------------------------------------
CLASS IS**
Shares sold...........................................      5,917       297,598
Shares issued in reinvestment of distributions........         10           475
--------------------------------------------------------------------------------
Class IS--net increase................................      5,927       298,073
--------------------------------------------------------------------------------
CLASS IC***
Shares sold........................................... 10,802,599   488,607,729
Shares redeemed.......................................   (997,016)  (47,759,403)
Shares issued in reinvestment of distributions........         16           798
--------------------------------------------------------------------------------
Class IC--net increase................................  9,805,599   440,849,124
--------------------------------------------------------------------------------
Large Cap--net increase...............................             $454,787,798
--------------------------------------------------------------------------------

  * For the period from December 19, 1997 (commencement of class operations) to June 30, 1998.
 ** For the period from March 12, 1998 (commencement of class operations) to
    June 30, 1998.
*** For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.

Small Cap

                             Period Ended                     Year Ended
                            June 30, 1998*                   February 28,
                         ----------------------  ---------------------------------------
                                                         1998                1997**
                                                 ----------------------  ---------------
                          Shares      Amount      Shares      Amount     Shares  Amount
----------------------------------------------------------------------------------------
CLASS I
Shares sold............. 1,770,376  $22,034,367  3,414,877  $42,857,020  43,108 $517,700
Shares redeemed.........   (82,127)  (1,126,600)  (209,509)  (2,634,970)      0        0
Shares issued in
 reinvestment of
 distributions..........         0            0    130,289    1,640,345   2,944   34,000
----------------------------------------------------------------------------------------
Small Cap--net
 increase............... 1,688,249  $20,907,767  3,335,657  $41,862,395  46,052 $551,700
----------------------------------------------------------------------------------------

* For the period from March 1, 1998 to June 30, 1998 the fund changed its fis-cal year end from February 28 to June 30, effective June 30, 1998.
** For the eight-month period ended February 28, 1997. The Fund changed its fiscal year end from June 30 to the last day of February, effective February 28, 1997.

Small Company

                                                             Period Ended
                                                             June 30, 1998
                                                         ----------------------
                                                          Shares      Amount
--------------------------------------------------------------------------------
CLASS I*
Shares sold............................................. 8,353,679  $86,504,946
Shares redeemed.........................................  (669,991)  (6,702,683)
Shares issued in reinvestment of distributions..........    14,214      149,844
--------------------------------------------------------------------------------
Small Company--net increase............................. 7,697,902  $79,952,107
--------------------------------------------------------------------------------

* For the period from December 23, 1997 (commencement of class operations) to June 30, 1998.

                       [LOGO OF EVERGREEN APPEARS HERE]

Social Principles

                                                             Period Ended
                                                            June 30, 1998
                                                        -----------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
CLASS I*
Shares sold............................................    61,760  $  2,208,624
Shares redeemed........................................       (59)       (2,272)
Shares issued in reinvestment of distributions.........        33         1,243
--------------------------------------------------------------------------------
Class I--net increase..................................    61,734     2,207,595
--------------------------------------------------------------------------------
CLASS IS**
Shares sold............................................     5,274       207,409
--------------------------------------------------------------------------------
Class IS---net increase................................     5,274       207,409
--------------------------------------------------------------------------------
CLASS IC*
Shares sold............................................ 4,876,095   179,363,747
Shares redeemed........................................  (327,340)  (12,068,700)
Shares issued in reinvestment of distributions.........        60         2,256
--------------------------------------------------------------------------------
Class IC--net increase................................. 4,548,815   167,297,303
--------------------------------------------------------------------------------
Social Principles--net increase........................            $169,712,307
--------------------------------------------------------------------------------

 * For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from March 12, 1998 (commencement of class operations) to June 30, 1998.

Strategic Growth

                                                            Period Ended
                                                            June 30, 1998
                                                       ------------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
CLASS I*
Shares sold...........................................  9,834,675  $324,746,855
Shares redeemed....................................... (1,464,385)  (53,203,209)
Shares issued in reinvestment of distributions........        982        34,947
--------------------------------------------------------------------------------
Class I--net increase.................................  8,371,272   271,578,593
--------------------------------------------------------------------------------
CLASS IS**
Shares sold...........................................    447,254    16,811,393
Shares redeemed.......................................   (385,382)  (14,145,118)
--------------------------------------------------------------------------------
Class IS--net increase................................     61,872     2,666,275
--------------------------------------------------------------------------------
Strategic Growth--net increase........................             $274,244,868
--------------------------------------------------------------------------------

 * For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from February 27, 1998 (commencement of class operations) to June 30, 1998.

Strategic Value

                                                             Period Ended
                                                            June 30, 1998
                                                        -----------------------
                                                         Shares       Amount
--------------------------------------------------------------------------------
CLASS I*
Shares sold............................................ 1,344,196  $283,217,426
Shares redeemed........................................   (74,798)  (16,435,232)
Shares issued in reinvestment of distributions.........     1,265       284,542
--------------------------------------------------------------------------------
Class I--net increase.................................. 1,270,663   267,066,736
--------------------------------------------------------------------------------
CLASS IS**
Shares sold............................................     6,502     1,463,439
Shares redeemed........................................      (641)     (145,389)
Shares issued in reinvestment of distributions.........         9         2,141
--------------------------------------------------------------------------------
Class IS--net increase.................................     5,870     1,320,191
--------------------------------------------------------------------------------
Strategic Value--net increase..........................            $268,386,927
--------------------------------------------------------------------------------

 * For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
** For the period from March 11, 1998 (commencement of class operations) to June 30, 1998.

                       [LOGO OF EVERGREEN APPEARS HERE]

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows for the period ended June 30, 1998:

                                                  Cost of      Proceeds
                                                 Purchases    from Sales
                                            -----------------------------
         Balanced***
          U.S. Government.....................  $141,630,295 $142,509,357
          Non-U.S. Government.................   125,697,639  156,253,885
         Common Stock*........................   416,524,098  545,518,319
         Diversified Value***.................   458,312,202  514,946,171
         Equity Income*
          U.S. Government.....................     5,175,570    7,128,125
          Non-U.S. Government.................    99,299,866   94,509,704
         Large Cap*...........................   200,633,227  210,148,512
         Small Cap****........................    55,479,697   32,347,519
         Small Company**......................    76,824,803    9,905,317
         Social Principles*...................    46,254,245   38,293,955
         Strategic Growth*....................   239,655,519  228,692,749
         Strategic Value *....................   104,259,737   24,885,431

            * For the period from November 24, 1997 (com-
              mencement of operations) to June 30, 1998.
            ** For the period from December 23, 1997 (com-
               mencement of operations) to June 30, 1998.
            *** For the period from January 22, 1998 (com-
                mencement of operations) to June 30, 1998.
            **** For the period from March 1, 1998 to June
                 30, 1998.

On June 30, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                        Net
                                            Gross        Gross       Unrealized
                                          Unrealized   Unrealized  Appreciation /
                             Tax Cost    Appreciation Depreciation (Depreciation)
                            -----------------------------------------------------
         Balanced.......  $  684,681,999 $ 49,865,941 $11,899,748   $ 37,966,193
         Common Stock...   1,361,779,517  663,870,247  54,576,855    609,293,392
         Diversified
          Value.........     747,567,104   77,580,983  14,092,687     63,488,296
         Equity Income..     173,380,815   38,524,420   6,124,827     32,399,593
         Large Cap......     390,520,325  127,746,380   7,199,655    120,546,725
         Small Cap......      66,973,201    6,981,282   3,704,415      3,276,867
         Small Company..      70,009,852    3,244,591   5,902,503     (2,657,912)
         Social
          Principles....     118,266,424   56,039,436   2,382,798     53,656,638
         Strategic
          Growth........     269,000,342   78,210,137   8,042,375     70,167,762
         Strategic
          Value.........     224,566,969   64,994,248   4,228,375     60,765,873

As of June 30, 1998, Small Cap had a capital loss carryover for federal income tax purposes of $1,349,000, expiring in 2006.

During the period ended June 30, 1998, the Equity Income Fund had the following written call option activity:

                                                       Number of
                                                       Contracts Premium
                                                 ---------------------
         Open written call options, beginning of
          period......................................    600    $233,192
         Options written..............................     --          --
         Options exercised............................     --          --
         Options expired..............................    600     233,192
                                                         ----    --------
         Open written call options, end of period.....      0           0
                                                         ====    ========

8. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds. Each Fund has adopted a Distribution Plan for Class IS shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Class IS, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Dis-tribution Plan expenses are calculated daily and paid monthly.

                       [LOGO OF EVERGREEN APPEARS HERE]

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

9. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

The investment adviser to each Fund, other than Small Cap and Small Company, is FUNB. Each Fund, other than Small Cap and Small Company, pays FUNB a fee for its services as set forth below. The annual advisory fees are calculated daily and paid monthly and are based on a percentage of average daily net assets.

                                                                 Annual
                                                              Advisory fee
                                                              ------------
         Balanced............................................     0.60%
         Common Stock........................................     0.70%
         Diversified Value...................................     0.60%
         Equity Income.......................................     0.70%
         Large Cap...........................................     0.70%
         Social Principles...................................     0.80%
         Strategic Growth....................................     0.70%
         Strategic Value.....................................     0.70%

Keystone is the investment adviser to Small Cap. In return for its Services, Keystone is paid an annual advisory fee equal to 0.80% of the Funds first $100 million of average daily net assets and at reduced rates thereafter.

Evergreen Asset is the investment adviser to Small Company. Small Company pays Evergreen Asset an annual fee of 0.90% of average daily net assets.

Leiber & Company is the investment sub-adviser to Small Company and also pro-vides brokerage services with respect to substantially all security transac-tions effected on either the New York or American Stock Exchanges. For the pe-riod ended June 30, 1998, Small Company incurred $96,640, in brokerage commis-sions with Leiber & Company. Leiber & Company is reimbursed by Evergreen Asset, at no additional cost to the Fund, for its cost of providing investment advi-sory services.

Each investment adviser, except Keystone, has voluntarily agreed to reduce the investment advisory fee on each Fund by 0.10% and to reimburse a portion of each Fund's annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). For the period ended June 30, 1998, the investment advisers voluntarily reduced their fees by the following amounts:

                                                                   Fee
                                                                Reduction
                                                                ----------
         Balanced.............................................. $  325,761
         Common Stock..........................................  1,350,561
         Diversified Value.....................................    363,594
         Equity Income.........................................    124,620
         Large Cap.............................................    346,847
         Small Company.........................................     58,160
         Social Principles.....................................    129,970
         Strategic Growth......................................    210,851
         Strategic Value.......................................    132,876

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator and BISYS Fund Services is sub-administrator to the Funds. As ad-ministrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds adminis-tered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-ad-ministration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of each Fund.

                       [LOGO OF EVERGREEN APPEARS HERE]

The following amounts were paid by each Fund to EIS during the period ended June 30, 1998:

         Balanced................................................ $ 74,090
         Common Stock............................................  275,702
         Diversified Value.......................................   82,685
         Equity Income...........................................   29,143
         Large Cap...............................................   68,507
         Small Cap...............................................    2,069
         Small Company...........................................    5,285
         Social Principles.......................................   23,040
         Strategic Growth........................................   41,643
         Strategic Value.........................................   26,195

Evergreen Service Company ("ESC"), a subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

10. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

11. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of December 31, 1997, the value of the Trustees deferral account for Balanced, Common Stock, Diversified Value, Equity Income, Large Cap, Small Cap, Small Company, Social Principles, Strategic Growth and Strategic Value was $2,014, $14,696, $2,244, $975, $2,977, $334, $89, $766, $1,742 and $978, re-
spectively.

12. FINANCING AGREEMENT

Small Cap is currently a party to a financing agreement among certain Evergreen Funds, State Street Bank and Trust ("State Street") and a group of Banks (the "Banks"). Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 mil-lion uncommitted). The credit facility is allocated among the Banks, under the terms of the financing agreement. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds. Small Cap did not borrow under this agreement during the period ended June 30, 1998.

                       [LOGO OF EVERGREEN APPEARS HERE]

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, of the Evergreen Select Balanced Fund, Ever-green Select Common Stock Fund, Evergreen Select Diversified Value Fund, Ever-green Select Equity Income Fund, Evergreen Select Large Cap Blend Fund, Ever-green Select Small Cap Growth Fund, Evergreen Select Small Company Value Fund, Evergreen Select Social Principles Fund, Evergreen Select Strategic Growth Fund and Evergreen Select Strategic Value Fund of Evergreen Select Equity Trust (the Trust) as of June 30, 1998, and the related statements of operations, state-ments of changes in net assets and financial highlights for each of the years or periods presented below:

  Evergreen Select Balanced Fund -- statements of operations and changes in net assets for the period from January 22, 1998 (commencement of opera-tions) to June 30, 1998 and financial highlights for the periods presented on page 36.

  Evergreen Select Common Stock Fund -- statements of operations and changes in net assets for the period from November 24, 1997 (commencement of opera-tions) to June 30, 1998 and financial highlights for the periods presented on page 37.

  Evergreen Select Diversified Value Fund -- statements of operations and changes in net assets for the period from January 22, 1998 (commencement of operations) to June 30, 1998 and financial highlights for the periods pre-sented on page 38.

  Evergreen Select Equity Income Fund -- statements of operations and changes in net assets for the period from November 24, 1997 (commencement of opera-tions) to June 30, 1998 and financial highlights for the periods presented on page 39.

  Evergreen Select Large Cap Blend Fund -- statements of operations and changes in net assets for the period from November 24, 1997 (commencement of operations) to June 30, 1998 and financial highlights for the periods presented on page 40.

  Evergreen Select Small Cap Growth Fund -- statements of operations for the period from March 1, 1998 to June 30, 1998 and for the year ended February 28, 1998, statements of changes in net assets for the period from March 1, 1998 to June 30, 1998, the year ended February 28, 1998 and the eight months ended February 28, 1997 and financial highlights for the periods presented on page 41.

  Evergreen Select Small Company Value Fund -- statements of operations and changes in net assets for the period from December 23, 1997 (commencement of operations) to June 30, 1998 and financial highlights for the periods presented on page 42.

  Evergreen Select Social Principles Fund -- statements of operations and changes in net assets for the period from November 24, 1997 (commencement of operations) to June 30, 1998 and financial highlights for the periods presented on page 43.

  Evergreen Select Strategic Growth Fund -- statements of operations and changes in net assets for the period from November 24, 1997 (commencement of operations) to June 30, 1998 and financial highlights for the periods presented on page 44.

  Evergreen Select Strategic Value Fund -- statements of operations and changes in net assets for the period from November 24, 1997 (commencement of operations) to June 30, 1998 and financial highlights for the periods presented on page 45.

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Select Balanced Fund, Evergreen Select Common Stock Fund, Evergreen Select Diversified Value Fund, Evergreen Select Equity Income Fund, Evergreen Select Large Cap Blend Fund, Evergreen Select Small Cap Growth Fund, Evergreen Select Small Company Value Fund, Evergreen Select Social Principles Fund, Ever-green Select Strategic Growth Fund and Evergreen Select Strategic Value Fund, as of June 30, 1998 and the results of their operations, changes in their net assets and financial highlights for the periods specified in the first para-graph above in conformity with generally accepted accounting principles.

                                   KPMG Peat Marwick LLP

Boston, Massachusetts
July 31, 1998

                       [LOGO OF EVERGREEN APPEARS HERE]

                       ADDITIONAL INFORMATION (UNAUDITED)

DIVIDENDS RECEIVED DEDUCTION (UNAUDITED)

For corporate shareholders, the following percentages of the dividends paid during the fiscal year ended June 30, 1998 qualified for the dividends received deduction.

         Balanced..................................................  11.26%
         Common Stock.............................................. 100.00
         Diversified Value.........................................  23.30
         Equity Income.............................................  50.12
         Large Cap.................................................  32.19
         Small Cap.................................................   0.00
         Small Company.............................................  25.86
         Social Principles......................................... 100.00
         Strategic Growth..........................................  12.20
         Strategic Value...........................................  57.40

                            EVERGREEN SELECT FUNDS


MONEY MARKET
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund

MUNICIPAL FIXED
INCOME
Intermediate Tax Exempt Bond Fund

TAXABLE FIXED
INCOME
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund

GROWTH AND INCOME/BALANCED
Equity Income Fund
Balanced Fund

GROWTH
Small Company Growth Fund
Small CompanyValue Fund
Strategic Growth Fund
Common Stock Fund
Large Cap Blend Fund
Strategic Value Fund
Diversified Value Fund
Social Principles Fund



                                               -------------------
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                                                   U.S. POSTAGE
                                                      PAID
                                                  PERMIT NO. 19
                                                   HUDSON, MA
                                               -------------------

[LOGO OF EVERGREEN FUNDS APPEARS HERE]

200 BERKELEY STREET
BOSTON, MA 02116